UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – March 31, 2016

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2016

Vanguard U.S. Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard U.S. Value Fund	4.78%
Russell 3000 Value Index	7.15
Multi-Cap Value Funds Average	5.18
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$16.48	$16.27	$0.358	$0.653

Chairman’s Letter

Dear Shareholder,

Despite a bout of volatility, U.S. stocks produced solid gains for the six months ended March 31, 2016. Stocks of larger-capitalization companies generally outpaced those of smaller firms, while growth stocks finished slightly ahead of their value counterparts.

Against this investment backdrop, Vanguard U.S. Value Fund, which focuses on mid- and large-cap value stocks, returned 4.78%. The result trailed the 7.15% return of its benchmark index, the Russell 3000 Value Index Fund, as well the 5.18% average return of its peers.

Eight of the fund’s ten industry sectors posted positive results, with stocks of utilities, industrials, and information technology companies adding most to returns. Financials, one of the market’s weakest performers for the period, weighed heavily on performance. The fund’s holdings in most sectors failed to keep pace with those represented in the index, leading to its relative underperformance.

Stocks charted an uneven course en route to a favorable outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

2

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds got a boost as foreign currencies strengthened against the dollar, a turn-about from the trend of recent years. Even without this currency benefit, however, international bond returns were solidly positive.

The fund delivered solid gains despite trailing its benchmark
Vanguard U.S. Value Fund focuses primarily on stocks of large and midsize companies that, in the opinion of its advisor, Vanguard Quantitative Equity Group, offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. The advisor uses a quantitatively driven investment approach, employing a proprietary computer model to evaluate thousands of companies. The goal is to identify stocks that are selling below their true worth. The fund is well diversified, investing in more than 200 stocks across all market sectors.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.26%	1.15%
The fund expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Value Funds.

4

As I mentioned, your fund trailed its benchmark for the most recent six-month period. The fund’s underperformance can be attributed to disappointing results in several sectors.

While the fund notched gains in industrials, information technology, energy, consumer staples, and health care, its holdings in these sectors failed to keep pace with those of the benchmark. The fund’s consumer

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

discretionary stocks lost ground, but the benchmark’s holdings in the sector added to returns. Both the fund and its index posted negative results in financials, although the sector held up better in the benchmark.

Telecommunication services was a bright spot for the fund, as its holdings in the sector produced modestly higher returns than those in the benchmark. The fund also had a stronger showing in the utilities sector, which contributed solidly to performance in both the fund and the index.

For more about the advisor’s strategy and the fund’s positioning during the six months, see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk
Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. Rebalancing is a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

6

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2016

7

Advisor’s Report

For the six months ended March 31, 2016, Vanguard U.S. Value Fund returned 4.78%, lagging the Russell 3000 Value Index by 2.37 percentage points. For the six months, the broad U.S. equity market was up 7.30%. Improvement was seen primarily in large- and mid-capitalization stocks, which returned 7.75%, outpacing the 2.02% return of small-cap stocks. Within the broad market, growth stocks slightly outperformed their value counterparts during this period, returning 7.45%.

Developed and international markets saw improvements compared with their losses in the prior year; emerging markets surpassed developed markets by 4.85 percentage points. Performance within the Russell 3000 Value benchmark was strong: All ten sectors generated positive returns. Results were best in telecommunication services, utilities, and materials companies, but only mildly positive in energy and financial firms.

The U.S. economy continued to grow in 2016, but at a slower pace. Fourth-quarter 2015 real GDP grew 1.4%, compared with 2.0% in the third quarter. The deceleration was attributed primarily to downturns in nonresidential fixed investment, exports, and state and local government spending. Corporate profits decreased 8.1% in the fourth quarter, the largest quarterly decline since the first quarter of 2011. However, the U.S. job market further improved. Total nonfarm payroll employment rose by 215,000 in March; the unemployment rate rose slightly to 5.0%. In the first quarter of 2016, oil prices declined significantly, but have since recovered after bottoming out in mid-February. This volatility spilled over into the global stock markets, which saw similar price action in the quarter.

The Federal Reserve raised interest rates in December after keeping rates near zero since 2008. Further gradual rate hikes are expected later this year, depending on global economic data. Although rates are rising in the United States, several of the world’s central banks, including the European Central Bank and the Bank of Japan, are experimenting with negative interest rates in an attempt to spur economic growth.

While it’s important to understand how overall portfolio performance is affected by these macroeconomic factors, we emphasize that our investment process focuses on specific stock fundamentals and portfolio characteristics. Our stock selection model evaluates the companies within our investment universe to identify those with attractive characteristics that we believe will outperform over the long run. To do this, we use a strict quantitative process that focuses on a combination of five key themes: high quality—healthy balance sheets and consistent cash flow generation; effective use of capital—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to increase earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

8

We evaluate the interaction of these themes on all the stocks in our universe each day, seeking to capitalize on investor biases across the market. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return, while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

For the six-month period, our valuation, management decisions, and quality models contributed to performance. Our sentiment model made a minor contribution to performance, and our growth model mildly detracted from performance.

Our stock selection results over the past six months were disappointing across sectors. We were able to produce positive results in only the three best-performing sectors in the benchmark: telecommunication services, utilities, and materials.

In telecommunication services, our most successful positions included Verizon (+27.5%), CenturyLink (+32.0%), and Cincinnati Bell (+24.0%). Performance within utilities was driven by UGI (+17.2%), WGL Holdings (+27.4%), and Exelon (+23.3%). Materials benefited from our positions in Avery Dennison (+28.9%) and Dow Chemical (+22.1%).

We were not able to match the outperformance across all sectors. The most disappointing results were in financials, information technology, and energy. In financials, Santander (–48.6%), Universal Insurance (–38.5%), and Heritage Insurance (–18.6%) did not perform as expected. Fitbit (–59.8%), EarthLink Holdings (–26.1%), and Jabil Circuit (–13.2%) similarly detracted from performance in information technology. In energy, Teekay Tankers (–45.2%), Alon USA Energy (–41.6%), and Marathon Petroleum (–18.5%) detracted from performance.

Portfolio Managers:

James P. Stetler, Principal

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

April 18, 2016

9

U.S. Value Fund

Fund Profile
As of March 31, 2016

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	262	2,009	3,900
Median Market Cap	$25.1B	$46.9B	$52.5B
Price/Earnings Ratio	15.6x	19.7x	21.8x
Price/Book Ratio	1.7x	1.8x	2.7x
Return on Equity	12.8%	12.4%	17.5%
Earnings Growth
Rate	6.0%	3.2%	8.0%
Dividend Yield	2.7%	2.6%	2.1%
Foreign Holdings	0.9%	0.0%	0.0%
Turnover Rate
(Annualized)	63%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.26%	—	—
30-Day SEC Yield	2.39%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	5.7%	5.7%	13.6%
Consumer Staples	7.0	7.1	9.2
Energy	11.9	12.0	6.1
Financials	29.4	29.4	17.4
Health Care	11.1	11.1	13.7
Industrials	10.6	10.5	10.7
Information
Technology	11.6	11.5	20.1
Materials	2.9	2.9	3.2
Telecommunication
Services	2.7	2.7	2.5
Utilities	7.1	7.1	3.5

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.98	0.95
Beta	0.97	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	2.9%
Exxon Mobil Corp.	Integrated Oil & Gas	2.8
General Electric Co.	Industrial
	Conglomerates	2.6
JPMorgan Chase & Co.	Diversified Banks	2.5
Berkshire Hathaway Inc.	Multi-Sector Holdings	2.3
Wells Fargo & Co.	Diversified Banks	1.9
Bank of America Corp.	Diversified Banks	1.7
Citigroup Inc.	Diversified Banks	1.6
Procter & Gamble Co.	Household Products	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.3
Top Ten		21.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.23%.

10

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	-2.22%	11.30%	5.60%

See Financial Highlights for dividend and capital gains information.

11

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (5.6%)
	Target Corp.	154,741	12,732
	General Motors Co.	341,727	10,740
	Cooper Tire & Rubber Co.	179,200	6,634
	Whirlpool Corp.	29,566	5,332
	Darden Restaurants Inc.	64,566	4,281
	Best Buy Co. Inc.	96,281	3,123
*	DISH Network Corp.
	Class A	63,342	2,930
	Carnival Corp.	54,209	2,861
	PVH Corp.	27,090	2,683
*	Isle of Capri Casinos Inc.	186,600	2,612
*	DreamWorks Animation
	SKG Inc. Class A	103,745	2,588
	News Corp. Class B	195,071	2,585
	Comcast Corp. Class A	40,874	2,497
	Gannett Co. Inc.	147,924	2,240
	DR Horton Inc.	49,578	1,499
*	MSG Networks Inc.	63,800	1,103
	Brunswick Corp.	22,818	1,095
	Tupperware Brands Corp.	16,947	983
	Hasbro Inc.	11,320	907
	New York Times Co.
	Class A	67,261	838
*	Discovery Communications
	Inc. Class A	29,217	836
*	ZAGG Inc.	88,391	796
	Abercrombie & Fitch Co.	23,841	752
	American Eagle Outfitters
	Inc.	43,237	721
	Ethan Allen Interiors Inc.	22,157	705
*	Cooper-Standard Holding
	Inc.	5,500	395
			74,468
Consumer Staples (7.0%)
	Procter & Gamble Co.	248,419	20,447
	Wal-Mart Stores Inc.	210,757	14,435

			Market
			Value•
		Shares	($000)
	Tyson Foods Inc. Class A	139,900	9,326
*,^	Herbalife Ltd.	118,614	7,302
	Bunge Ltd.	118,900	6,738
	Kroger Co.	150,200	5,745
	Dean Foods Co.	326,662	5,658
	Universal Corp.	68,500	3,891
	Ingles Markets Inc. Class A	80,900	3,034
	ConAgra Foods Inc.	64,793	2,891
	Clorox Co.	19,926	2,512
	Philip Morris International
	Inc.	22,858	2,243
*	Omega Protein Corp.	105,484	1,787
	Mondelez International Inc.
	Class A	39,200	1,573
	Energizer Holdings Inc.	32,401	1,312
	Fresh Del Monte Produce
	Inc.	24,084	1,013
*	SUPERVALU Inc.	139,796	805
	Walgreens Boots Alliance
	Inc.	9,400	792
	SpartanNash Co.	24,140	732
	Nu Skin Enterprises Inc.
	Class A	17,806	681
			92,917
Energy (11.9%)
	Exxon Mobil Corp.	437,809	36,596
	Chevron Corp.	157,433	15,019
	Phillips 66	142,700	12,356
	Valero Energy Corp.	167,500	10,743
	Marathon Petroleum Corp.	234,542	8,720
^	Nordic American Tankers
	Ltd.	504,903	7,114
	Tesoro Corp.	81,285	6,991
	PBF Energy Inc. Class A	200,900	6,670
	Rowan Cos. plc Class A	405,968	6,536
	Noble Corp. plc	584,635	6,051
	Ensco plc Class A	413,162	4,285
^	Ship Finance International
	Ltd.	305,388	4,242

12

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Alon USA Energy Inc.	389,688	4,022
	Schlumberger Ltd.	49,546	3,654
	Teekay Tankers Ltd.
	Class A	985,400	3,616
	Scorpio Tankers Inc.	596,140	3,476
	HollyFrontier Corp.	67,443	2,382
^	Frontline Ltd.	256,280	2,145
	DHT Holdings Inc.	326,923	1,883
	CVR Energy Inc.	71,263	1,860
*,^	Seadrill Ltd.	524,676	1,731
	Teekay Corp.	163,863	1,419
*	Cameron International
	Corp.	19,800	1,328
	Atwood Oceanics Inc.	139,536	1,280
	Spectra Energy Corp.	29,188	893
*	Par Pacific Holdings Inc.	45,146	847
*	FMC Technologies Inc.	24,931	682
	Oceaneering International
	Inc.	20,292	675
*	TETRA Technologies Inc.	101,055	642
			157,858
Financials (29.3%)
	JPMorgan Chase & Co.	559,340	33,124
*	Berkshire Hathaway Inc.
	Class B	213,863	30,343
	Wells Fargo & Co.	518,330	25,066
	Bank of America Corp.	1,689,176	22,838
	Citigroup Inc.	518,493	21,647
	Capital One Financial Corp.	161,633	11,203
	Travelers Cos. Inc.	95,600	11,157
	Prudential Financial Inc.	150,528	10,871
	PNC Financial Services
	Group Inc.	126,661	10,712
	Bank of New York Mellon
	Corp.	274,966	10,127
	US Bancorp	236,497	9,599
	Discover Financial Services	178,239	9,076
	Hartford Financial Services
	Group Inc.	183,949	8,476
	Everest Re Group Ltd.	40,700	8,035
	Assured Guaranty Ltd.	278,400	7,043
*	Walker & Dunlop Inc.	279,951	6,794
	Hospitality Properties Trust	248,096	6,589
*	MGIC Investment Corp.	821,029	6,297
*	Synchrony Financial	210,000	6,019
	Gaming and Leisure
	Properties Inc.	181,402	5,609
	AmTrust Financial Services
	Inc.	215,687	5,582
	Government Properties
	Income Trust	310,015	5,534
	Ameriprise Financial Inc.	58,300	5,481
	Heritage Insurance
	Holdings Inc.	330,455	5,277

			Market
			Value•
		Shares	($000)
	Navient Corp.	414,312	4,959
	Digital Realty Trust Inc.	53,100	4,699
	Communications Sales
	& Leasing Inc.	204,048	4,540
^	Universal Insurance
	Holdings Inc.	243,380	4,332
	Mack-Cali Realty Corp.	179,709	4,223
	VEREIT Inc.	470,100	4,170
	Fifth Third Bancorp	239,185	3,992
*	Santander Consumer USA
	Holdings Inc.	378,000	3,965
	CBL & Associates
	Properties Inc.	322,413	3,837
	GEO Group Inc.	109,131	3,784
	Apple Hospitality REIT Inc.	187,900	3,722
*	INTL. FCStone Inc.	138,166	3,693
	DuPont Fabros Technology
	Inc.	89,900	3,644
	CubeSmart	94,700	3,153
	Summit Hotel Properties
	Inc.	261,900	3,135
	Weingarten Realty Investors	83,100	3,118
	SunTrust Banks Inc.	83,668	3,019
	AvalonBay Communities Inc.	14,431	2,745
	Unum Group	84,754	2,621
	Ryman Hospitality
	Properties Inc.	50,100	2,579
	Kimco Realty Corp.	87,554	2,520
	Goldman Sachs Group Inc.	14,015	2,200
	UDR Inc.	50,115	1,931
	Maiden Holdings Ltd.	148,600	1,923
*	Flagstar Bancorp Inc.	87,600	1,880
	HCI Group Inc.	55,600	1,851
	Nasdaq Inc.	27,634	1,834
	Lexington Realty Trust	208,917	1,797
	American International
	Group Inc.	29,048	1,570
	Piedmont Office Realty
	Trust Inc. Class A	74,400	1,511
	Xenia Hotels & Resorts Inc.	80,700	1,261
	EPR Properties	18,100	1,206
	United Fire Group Inc.	23,349	1,023
	Great Western Bancorp Inc.	36,669	1,000
*	Ally Financial Inc.	49,622	929
	Corrections Corp. of
	America	28,512	914
*	E*TRADE Financial Corp.	36,653	898
	Regions Financial Corp.	109,003	856
	Care Capital Properties Inc.	30,917	830
	HCP Inc.	25,345	826
	Monmouth Real Estate
	Investment Corp.	68,038	809
	Aflac Inc.	12,316	778
	Select Income REIT	31,234	720

13

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	KCG Holdings Inc. Class A	57,322	685
	NorthStar Realty Finance
	Corp.	50,681	665
			388,846
Health Care (11.0%)
	Johnson & Johnson	359,613	38,910
	Pfizer Inc.	542,363	16,076
	Merck & Co. Inc.	176,101	9,318
*	HCA Holdings Inc.	118,508	9,250
	Anthem Inc.	64,500	8,965
*	Express Scripts Holding Co.	102,009	7,007
	Aetna Inc.	60,088	6,751
	Medtronic plc	86,443	6,483
	Bristol-Myers Squibb Co.	101,300	6,471
*	Quintiles Transnational
	Holdings Inc.	95,469	6,215
	Eli Lilly & Co.	74,630	5,374
	UnitedHealth Group Inc.	29,139	3,756
*	Amsurg Corp.	46,100	3,439
	Cardinal Health Inc.	36,929	3,026
	AbbVie Inc.	52,100	2,976
*	Charles River Laboratories
	International Inc.	29,700	2,255
	Amgen Inc.	14,500	2,174
*	ICU Medical Inc.	15,144	1,577
*	INC Research Holdings Inc.
	Class A	33,600	1,385
*	Amedisys Inc.	23,300	1,126
	Abbott Laboratories	26,307	1,100
*	PharMerica Corp.	45,138	998
*	Emergent BioSolutions Inc.	20,775	755
*	Orthofix International NV	16,798	697
*	Allergan plc	2,435	653
			146,737
Industrials (10.5%)
	General Electric Co.	1,069,540	34,001
	Northrop Grumman Corp.	45,833	9,070
	General Dynamics Corp.	68,058	8,941
	Owens Corning	155,400	7,347
	Comfort Systems USA Inc.	228,080	7,246
	BWX Technologies Inc.	214,600	7,202
*	JetBlue Airways Corp.	304,233	6,425
*	Spirit AeroSystems
	Holdings Inc. Class A	138,871	6,299
	PACCAR Inc.	108,846	5,953
	General Cable Corp.	483,950	5,909
	Global Brass & Copper
	Holdings Inc.	206,225	5,145
*	ACCO Brands Corp.	446,654	4,011
	GATX Corp.	73,102	3,472
	Alaska Air Group Inc.	38,816	3,184
	United Technologies Corp.	27,219	2,725
*	Aegion Corp. Class A	126,100	2,659
	SkyWest Inc.	118,651	2,372

			Market
			Value•
		Shares	($000)
	Briggs & Stratton Corp.	95,881	2,293
	Ennis Inc.	99,521	1,946
*	Quanta Services Inc.	68,643	1,549
	Southwest Airlines Co.	32,699	1,465
	Cintas Corp.	16,307	1,464
	Pitney Bowes Inc.	64,401	1,387
*	Virgin America Inc.	30,476	1,175
	Waste Management Inc.	18,284	1,079
	West Corp.	44,108	1,006
	American Railcar Industries
	Inc.	22,998	937
*	TriNet Group Inc.	64,182	921
*	RPX Corp.	75,474	850
	Trinity Industries Inc.	41,233	755
	Tetra Tech Inc.	22,990	686
	National Presto Industries
	Inc.	7,759	650
			140,124
Information Technology (11.5%)
	Microsoft Corp.	303,300	16,751
	Intel Corp.	403,601	13,057
	Cisco Systems Inc.	379,527	10,805
*	Tech Data Corp.	97,098	7,454
	CSRA Inc.	270,612	7,279
	Avnet Inc.	162,995	7,221
	SYNNEX Corp.	77,000	7,129
*	NeoPhotonics Corp.	503,800	7,073
	Booz Allen Hamilton
	Holding Corp. Class A	233,000	7,055
*	Sykes Enterprises Inc.	209,808	6,332
	Jabil Circuit Inc.	322,200	6,209
	CDW Corp.	148,900	6,179
	Computer Sciences Corp.	174,534	6,002
*	Cirrus Logic Inc.	145,500	5,298
*	Advanced Micro Devices
	Inc.	1,776,578	5,063
*	Sigma Designs Inc.	732,800	4,983
	NVIDIA Corp.	118,034	4,206
	Leidos Holdings Inc.	78,902	3,970
*	Aspen Technology Inc.	100,700	3,638
*	CACI International Inc.
	Class A	28,719	3,064
	EarthLink Holdings Corp.	494,300	2,803
*	First Data Corp. Class A	169,669	2,196
*	NETGEAR Inc.	48,100	1,942
*	Sanmina Corp.	56,500	1,321
	QUALCOMM Inc.	25,300	1,294
*	Extreme Networks Inc.	404,028	1,257
	Xerox Corp.	78,653	878
*	NCR Corp.	28,096	841
	International Business
	Machines Corp.	5,161	782
*,^	Fitbit Inc. Class A	50,165	760
			152,842

14

U.S. Value Fund

		Market
		Value•
	Shares	($000)
Materials (2.9%)
Dow Chemical Co.	246,319	12,528
Avery Dennison Corp.	103,111	7,435
LyondellBasell Industries
NV Class A	68,700	5,879
Cabot Corp.	71,108	3,437
International Paper Co.	66,409	2,725
Domtar Corp.	64,871	2,627
* Kraton Performance
Polymers Inc.	81,136	1,404
Schnitzer Steel Industries
Inc.	67,400	1,243
Bemis Co. Inc.	20,583	1,066
		38,344
Telecommunication Services (2.7%)
AT&T Inc.	457,814	17,933
Verizon Communications
Inc.	166,199	8,988
CenturyLink Inc.	192,999	6,168
* Cincinnati Bell Inc.	600,704	2,325
		35,414
Utilities (7.1%)
Exelon Corp.	318,630	11,426
American Electric Power
Co. Inc.	164,500	10,923
Public Service Enterprise
Group Inc.	218,669	10,308
PPL Corp.	263,122	10,017
FirstEnergy Corp.	251,733	9,055
Entergy Corp.	105,424	8,358
UGI Corp.	202,325	8,152
WGL Holdings Inc.	104,743	7,580
CMS Energy Corp.	116,905	4,961
Edison International	52,900	3,803
ONE Gas Inc.	42,369	2,589
Ameren Corp.	30,352	1,520
Ormat Technologies Inc.	25,877	1,067
NextEra Energy Inc.	8,822	1,044
SCANA Corp.	14,293	1,003
Xcel Energy Inc.	21,829	913
New Jersey Resources
Corp.	24,781	903
Chesapeake Utilities Corp.	13,896	875
		94,497
Total Common Stocks
(Cost $1,215,106)		1,322,047

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.6%)[1]
Money Market Fund (1.5%)
[2,3] Vanguard Market Liquidity
Fund, 0.495%	20,094,855	20,095

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.476%, 8/17/16	400	399
[4,5] Federal Home Loan
Bank Discount Notes,
0.486%, 8/24/16	100	100
		499
Total Temporary Cash Investments
(Cost $20,594)		20,594
Total Investments (101.1%)
(Cost $1,235,700)		1,342,641

		Amount
		($000)
Other Assets and Liabilities (-1.1%)
Other Assets
Investment in Vanguard		111
Receivables for Accrued Income		1,903
Receivables for Capital Shares Issued		1,361
Other Assets		4
Total Other Assets		3,379
Liabilities
Payables for Investment Securities
Purchased		(1,098)
Collateral for Securities on Loan		(13,116)
Payables for Capital Shares Redeemed		(1,897)
Payables to Vanguard		(1,510)
Other Liabilities		(16)
Total Liabilities		(17,637)
Net Assets (100%)
Applicable to 81,645,454 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,328,383
Net Asset Value Per Share		$16.27

15

U.S. Value Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,211,811
Undistributed Net Investment Income	5,188
Accumulated Net Realized Gains	4,344
Unrealized Appreciation (Depreciation)
Investment Securities	106,941
Futures Contracts	99
Net Assets	1,328,383

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,339,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $13,116,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends	17,055
Interest[1]	13
Securities Lending	561
Total Income	17,629
Expenses
The Vanguard Group—Note B
Investment Advisory Services	330
Management and Administrative	1,034
Marketing and Distribution	102
Custodian Fees	9
Shareholders’ Reports	11
Total Expenses	1,486
Net Investment Income	16,143
Realized Net Gain (Loss)
Investment Securities Sold	3,455
Futures Contracts	285
Realized Net Gain (Loss)	3,740
Change in Unrealized Appreciation (Depreciation)
Investment Securities	39,228
Futures Contracts	210
Change in Unrealized Appreciation (Depreciation)	39,438
Net Increase (Decrease) in Net Assets Resulting from Operations	59,321
1 Interest income from an affiliated company of the fund was $12,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,143	25,998
Realized Net Gain (Loss)	3,740	63,327
Change in Unrealized Appreciation (Depreciation)	39,438	(107,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,321	(18,431)
Distributions
Net Investment Income	(26,754)	(19,263)
Realized Capital Gain	(48,800)	—
Total Distributions	(75,554)	(19,263)
Capital Share Transactions
Issued	194,882	436,088
Issued in Lieu of Cash Distributions	71,550	18,266
Redeemed	(136,751)	(318,266)
Net Increase (Decrease) from Capital Share Transactions	129,681	136,088
Total Increase (Decrease)	113,448	98,394
Net Assets
Beginning of Period	1,214,935	1,116,541
End of Period[1]	1,328,383	1,214,935
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,188,000 and $15,799,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.48	$16.95	$14.41	$11.89	$9.20	$9.28
Investment Operations
Net Investment Income	.208	.355	.299	.304	.276[1]	.207
Net Realized and Unrealized Gain (Loss)
on Investments	.593	(.543)	2.531	2.506	2.632	(.112)
Total from Investment Operations	.801	(.188)	2.830	2.810	2.908	.095
Distributions
Dividends from Net Investment Income	(.358)	(.282)	(.290)	(.290)	(.218)	(.175)
Distributions from Realized Capital Gains	(.653)	—	—	—	—	—
Total Distributions	(1.011)	(.282)	(.290)	(.290)	(.218)	(.175)
Net Asset Value, End of Period	$16.27	$16.48	$16.95	$14.41	$11.89	$9.20

Total Return [2]	4.78%	-1.18%	19.89%	24.16%	32.10%	0.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,328	$1,215	$1,117	$829	$602	$454
Ratio of Total Expenses to
Average Net Assets	0.23%	0.26%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.10%	1.92%	2.26%	2.54%	1.95%
Portfolio Turnover Rate	63%	66%	57%	75%	69%	60%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

U.S. Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

21

U.S. Value Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $111,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,322,047	—	—
Temporary Cash Investments	20,095	499	—
Futures Contracts—Assets[1]	3	—	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	1,342,129	499	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	52	5,334	99

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

U.S. Value Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $1,236,006,000. Net unrealized appreciation of investment securities for tax purposes was $106,635,000, consisting of unrealized gains of $169,631,000 on securities that had risen in value since their purchase and $62,996,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $472,431,000 of investment securities and sold $400,213,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	11,998	24,986
Issued in Lieu of Cash Distributions	4,339	1,064
Redeemed	(8,408)	(18,195)
Net Increase (Decrease) in Shares Outstanding	7,929	7,855

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,047.79	$1.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	1.16
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services since Vanguard began managing the fund in 2008, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052016

Semiannual Report | March 31, 2016

Vanguard Capital Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Capital Value Fund	1.19%
Russell 3000 Value Index	7.15
Multi-Cap Value Funds Average	5.18
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$11.45	$10.45	$0.144	$1.046

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund returned 1.19% for the six months ended March 31, 2016. It trailed its benchmark index, the average return of its peers, and the broad U.S. stock market, all of which returned 5% or more.

Larger-capitalization firms easily outperformed smaller-company stocks. At the same time, value stocks, typically viewed as potentially underpriced, slightly trailed their growth counterparts, which are expected to generate faster earnings growth. Value stocks across the capitalization spectrum are the focus of the fund’s advisor, Wellington Management Company.

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

2

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds got a boost as foreign currencies strengthened against the dollar, a turn-about from the trend of recent years. Even without this currency benefit, however, international bond returns were solidly positive.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

The fund underperformed in eight of ten industry sectors
Capital Value’s two portfolio managers at Wellington Management independently manage separate portions of the fund’s assets. They employ a relatively aggressive approach in selecting companies of all sizes that they believe are misunderstood or underappreciated by the market.

Unlike the case with stock funds that invest in one market segment, the Capital Value Fund’s flexibility to invest in various segments can lead to higher portfolio turnover and wider performance swings. This strategy led to underperformance for the six months.

In seven of the ten industry sectors, the managers’ selections underperformed their counterparts in the fund’s benchmark, the Russell 3000 Value Index. Health care proved the most significant detractor, as the volatile biotechnology subsector was a sore point. While the index’s biotech listings returned about 2%, the fund’s biotech portfolio returned –25%.

Information technology was also a hindrance, with the fund’s IT holdings returning about –3% compared with nearly 13% for the index. And although the benchmark’s energy stocks (+4%) rebounded a bit as oil prices began to stabilize, the fund’s energy portfolio (–6%) was hurt by losses among oil and gas exploration firms.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.50%	1.15%
The fund expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratio was 0.23%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Value Funds.

4

The fund’s financial stocks, its largest sector, also declined, returning about –6%, even as financials in the index ended the period about where they started. Consumer finance and insurance holdings were the fund’s biggest relative detractors in the sector.

Materials and consumer discretionary were notable bright spots. The managers’ holdings in materials returned about 23% as their paper and forest product selections were standouts. Consumer discretionary stocks—particularly hotels and casinos—were also strong performers.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

The Advisor’s Report that follows this letter provides more details about the managers’ oversight of the fund during the six months.

Consider rebalancing to manage your risk
After you’ve created an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what’s next?

As stocks and bonds rise or fall over time, and your portfolio drifts from its original asset allocation, consider rebalancing back to your targets.

Just one year of outsized returns can throw your allocation out of whack. For example, take a year like 2013, when the broad stock market returned nearly 34% and the broad taxable bond market declined. A hypothetical simple portfolio that began the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting dollars from assets that have performed well toward those that have fallen behind. That isn’t easy or intuitive, but it helps to manage risk because, over time, riskier assets tend to grow faster. (You can read more about our approach in Best Practices for Portfolio Rebalancing, at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their target. And be aware of the tax implications of selling.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2016

6

Advisor’s Report

For the six months ended March 31, 2016, the Capital Value Fund returned 1.19%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the half year and of how their portfolio positioning reflects this assessment. These comments were prepared on April 18, 2016.

Portfolio Manager:

Peter I. Higgins, CFA
Senior Managing Director

Our investment approach is to identify stocks that possess considerable upside potential because of compelling valuation characteristics along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate changes, both positive and negative, that could affect our investment thesis. We believe that in the short term, markets can be quite irrational, and so our trading activity tries to capture some of these anomalies. We do not try to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Our holdings in the information technology sector weighed on relative results. Selection was also weak in financials and health care. Cobalt International Energy (energy), Portola Pharmaceuticals (health care), and SunEdison (information technology) were our largest relative detractors.

Shares of Cobalt, an oil exploration and production company with an oil portfolio in North America and West Africa, fell amid general weakness in oil prices. We continue to hold the stock because we believe that Cobalt may have a world-class inventory of prospective discoveries. Shares of Portola—a biopharmaceutical company focused on therapeutics for thrombosis, hematological disorders, and inflammation—fell after it released mixed results from a trial of a key drug, betrixaban. We believe that the stock is oversold and undervalued based on Portola’s lead asset, andexanet alfa, which has a significant market opportunity with potential value greater than Portola’s current market capitalization.

Investor skepticism about SunEdison, a U.S.-based solar-installation firm, has focused on the company’s long-term ability to grow its business at its targeted aggressive rate. Unrest in capital markets also weighed on its stock price and hindered SunEdison’s ability to continue financing its operations by accessing the markets. We sold the holding to pursue

7

opportunities with more attractive risk/ reward profiles as we became more concerned about the company’s ability to execute on its business plan.

Selection in materials, on the other hand, helped offset negative results. Our underweight exposure to financials was also beneficial. Top individual contributors to performance for the six months included Norbord (materials) and XPO Logistics (industrials).

The stock of Norbord, an international forest products company headquartered in Toronto, Ontario, rose after it reported better-than-expected quarterly results.

We believe that Norbord is well-positioned to benefit from improving demand trends for oriented strand board in North America and Europe over the medium to long term, driven by strengthening housing markets. Shares of XPO Logistics, a U.S.-based provider of supply-chain logistics, rose after its fourth-quarter results beat consensus expectations and it issued favorable guidance. We believe that XPO is transitioning from an acquisition story to an integration story with a focus on organic growth, cash flow, and pay-down of debt. We remain positive on XPO over the long term, as it has repeatedly exceeded most of its previous goals.

As always, our sector positioning remains a product of our bottom-up stock-selection process. During the half year, our exposure to health care and financials increased, though financials remains one of our most underweighted sectors. In health care, we established a new position in Merck and added to our position in Allergan; both are U.S.-based pharmaceutical companies. In financials, we added a holding in Bank of America, a U.S.-based multinational banking and financial services corporation.

Our exposure to energy and information technology, on the other hand, declined. In energy, we trimmed our holdings in Pioneer Natural Resources, a petroleum, natural gas, and natural gas liquids exploration and production company. In IT, we eliminated our position in semiconductor manufacturer Micron Technology.

We consider our portfolio well-positioned for an uncertain economic environment, and we continue to believe that the United States will remain the preferred market for investment globally. Five changes have improved the near-term outlook for U.S. equities: increased stimulus in China, a rebound in oil prices, more accommodative central banks, a weaker U.S. dollar, and easier U.S. financial conditions.

In early 2016, stocks moved in virtual lockstep with the price of oil as fears of a recession weighed on investors’ minds. But in the second half of the first quarter, stocks surged as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve helped calm the market’s jitters. We believe that the Fed’s recent dovish tone signals that it will limit the number of interest rate hikes this year, and that the Fed will continue to proceed cautiously in adjusting policy, which should help U.S. equities.

8

Although we cannot predict market outcomes, we continue to identify companies with compelling valuations, the potential for improvement in sentiment, and identifiable catalysts.

Portfolio Manager:

David W. Palmer, CFA
Senior Managing Director

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, based on either current earnings or those we expect within a reasonable time frame. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through our fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks with unique drivers, diversified across capitalization sizes and industries.

It was encouraging to see equity markets post a gain for the six months, though the path was not a straight line. What started as a rally into the end of calendar year 2015, with hopes for a reacceleration of earnings prospects in 2016, soured somewhat in January as companies forecast muted growth and investors worried about destabilization in China’s economy.

By the end of March, however, markets looked favorably on the Federal Reserve’s revised outlook for fewer interest rate hikes this year, and most subsegments of the market moved higher, with the key exception of rate-sensitive financials.

Given the relatively cautious tone of many corporate management teams in providing guidance for the year ahead, it’s not surprising that investors bid up the prices of less economically sensitive stocks. Telecommunication services and utilities were the best-performing sectors in the Russell 3000 Value Index for the six months, with consumer staples also outperforming the benchmark. Financials were the worst performer in the index, and the energy, consumer discretionary, and health care sectors also lagged the broad market. Our contrarian value approach led us to research and evaluate many of these areas in the face of investor uncertainty, and we added new health care and energy investments at what we felt were highly attractive valuations.

Among the holdings that contributed to six-month performance were metals distributor Reliance Steel & Aluminum, casino-gambling operator Las Vegas Sands, and integrated utility Exelon. Reliance adjusted quickly to a difficult demand environment by downsizing its energy division, improving its inventory management, and investing for growth in automotive and aerospace, all while its rivals were reeling from sharper downturns in their businesses. Reliance also used its impressive cash generation to repurchase stock and make several targeted acquisitions, increasing its earning power.

9

Las Vegas Sands benefited from improved market sentiment toward casino stocks in Macau, as industry profits appeared to find a floor after a protracted decline. The company also demonstrated prudent expense control and continued to bump up its dividend. Exelon removed an area of uncertainty by reaching an agreement with regulators to complete its long-delayed acquisition of Maryland-regulated electric utility Pepco. It also articulated a credible plan for raising the dividend modestly over the next three years.

Stock selection was beneficial in materials and consumer discretionary, although we faced challenges in a few areas, notably technology, energy, and financials. In energy, cash flows for natural gas producer Southwestern Energy were much lower than expected because of the extremely mild U.S. heating season; the December-through-February period was the warmest ever measured by the National Oceanic and Atmospheric Administration for the contiguous 48 states. Southwestern has greatly reduced its capital budget until futures prices merit a resumption of drilling.

Among the portfolio’s biggest detractors was Western Digital, which makes data-storage media. The U.S. Treasury said it would investigate the company’s plan to sell a 15% stake to a Chinese state-owned entity for the attractive price of $3.8 billion; after that, the sale was canceled, complicating Western Digital’s plans for financing its takeover of flash-memory producer SanDisk. Although the deal’s terms without the Chinese investment are less attractive, we believe that the current stock price meaningfully discounts the prospects of the combined company.

Retirement-services provider Principal Financial underperformed amid stock market volatility, falling long-term interest rates, and concerns about new retirement-industry regulations from the U.S. Department of Labor. Our research suggests that Principal has been executing relatively well in a competitive industry, and the government regulations proposed in early April appear largely benign to Principal’s business.

Southwestern, Western Digital, and Principal Financial all remained in our portfolio at the end of the period.

Our team is always on the lookout for good companies with attractive assets that have sold off at notable discounts to their underlying value because of perceived near-term difficulties. There has been no shortage of these situations in recent months, and we have acquired a range of new holdings that we believe offer intriguing risk/reward prospects and a diverse set of future performance drivers.

In health care, we initiated positions in several companies, including drug distributor McKesson, generics manufacturer Teva Pharmaceutical, and testing device and consumables maker Cepheid, among others. In particular, McKesson is a strong franchise whose shares have significantly underperformed after it reduced earnings guidance because of contract losses

10

related to customer consolidation and pressure on generic drug pricing. Although the company is in the penalty box with investors, we consider the stock’s discount to the market multiple highly attractive.

In energy, we added positions in producers Anadarko Petroleum, Cabot Oil & Gas, and Energen amid sharp selloffs for each. In technology, we bought a stake in semiconductor capital equipment maker Lam Research, whose acquisition of rival KLA-Tencor we expect will result in significant synergy savings and cash-generation potential.

Through these additions, we strive to invest in assets that we believe should deliver superior returns over time to Capital Value shareholders, with an appropriate eye toward managing the risk and diversification of the portfolio. We appreciate your trust and confidence in our efforts.

11

Capital Value Fund

Fund Profile
As of March 31, 2016

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	151	2,009	3,900
Median Market Cap	$12.7B	$46.9B	$52.5B
Price/Earnings Ratio	32.0x	19.7x	21.8x
Price/Book Ratio	1.8x	1.8x	2.7x
Return on Equity	10.6%	12.4%	17.5%
Earnings Growth
Rate	6.6%	3.2%	8.0%
Dividend Yield	1.6%	2.6%	2.1%
Foreign Holdings	9.2%	0.0%	0.0%
Turnover Rate
(Annualized)	124%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.50%	—	—
30-Day SEC Yield	1.32%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	9.7%	5.7%	13.6%
Consumer Staples	1.2	7.1	9.2
Energy	10.7	12.0	6.1
Financials	22.0	29.4	17.4
Health Care	19.6	11.1	13.7
Industrials	8.0	10.5	10.7
Information
Technology	18.0	11.5	20.1
Materials	5.5	2.9	3.2
Other	0.8	0.0	0.0
Telecommunication
Services	1.0	2.7	2.5
Utilities	3.5	7.1	3.5

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.83	0.83
Beta	1.30	1.29
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	3.1%
TherapeuticsMD Inc.	Pharmaceuticals	2.6
MetLife Inc.	Life & Health
	Insurance	2.3
Citigroup Inc.	Diversified Banks	2.1
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.0
Allergan plc	Pharmaceuticals	2.0
Alphabet Inc.	Internet Software &
	Services	1.9
Cisco Systems Inc.	Communications
	Equipment	1.8
Mylan NV	Pharmaceuticals	1.6
Reliance Steel &
Aluminum Co.	Steel	1.6
Top Ten		21.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.23%.

12

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Capital Value Fund	12/17/2001	-17.59%	4.79%	4.77%

See Financial Highlights for dividend and capital gains information.

13

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)
Consumer Discretionary (9.7%)
*	Amazon.com Inc.	23,907	14,192
	Las Vegas Sands Corp.	264,353	13,662
	Expedia Inc.	63,235	6,818
	Ralph Lauren Corp.
	Class A	61,900	5,958
*	TripAdvisor Inc.	75,197	5,001
	Signet Jewelers Ltd.	36,528	4,530
*	LifeLock Inc.	360,281	4,349
*	Restoration Hardware
	Holdings Inc.	103,455	4,335
	Sky plc	271,461	3,989
*	Kate Spade & Co.	149,760	3,822
*	Norwegian Cruise Line
	Holdings Ltd.	66,500	3,677
	Sands China Ltd.	894,000	3,650
	Aramark	104,275	3,454
*	Global Brands Group
	Holding Ltd.	26,480,000	3,208
*	DISH Network Corp.
	Class A	58,960	2,727
	Melco Crown
	Entertainment Ltd. ADR	148,300	2,448
	Fiat Chrysler
	Automobiles NV	266,328	2,149
	Newell Rubbermaid Inc.	41,540	1,840
	Advance Auto Parts Inc.	10,955	1,756
	DSW Inc. Class A	23,014	636
	Quebecor Inc. Class B	14,000	368
			92,569
Consumer Staples (1.2%)
	British American
	Tobacco plc	139,468	8,156
^	Coty Inc. Class A	129,700	3,609
			11,765
Energy (10.7%)
	Pioneer Natural
	Resources Co.	135,335	19,047
	Halliburton Co.	254,474	9,090

			Market
			Value•
		Shares	($000)
	Anadarko Petroleum Corp.	164,600	7,665
	Cabot Oil & Gas Corp.	330,557	7,507
*	Cobalt International
	Energy Inc.	2,474,898	7,350
	Canadian Natural
	Resources Ltd.	258,896	6,990
	Golar LNG Ltd.	372,283	6,690
*	Diamondback Energy Inc.	72,637	5,606
	Marathon Oil Corp.	479,753	5,344
	Helmerich & Payne Inc.	81,133	4,764
	HollyFrontier Corp.	128,477	4,538
*,^	Southwestern Energy Co.	533,261	4,303
	QEP Resources Inc.	273,900	3,865
	Energen Corp.	71,400	2,613
*	Karoon Gas
	Australia Ltd.	2,129,581	2,042
	Suncor Energy Inc.	69,610	1,936
	National Oilwell Varco Inc.	55,223	1,717
*,^	Trican Well Service Ltd.	653,300	599
			101,666
Financials (21.9%)
	MetLife Inc.	499,379	21,943
	Citigroup Inc.	472,309	19,719
	Bank of America Corp.	1,077,749	14,571
	Raymond James
	Financial Inc.	282,526	13,451
	American International
	Group Inc.	242,708	13,119
	PNC Financial Services
	Group Inc.	152,279	12,878
	Principal Financial
	Group Inc.	322,462	12,721
	American Tower
	Corporation	121,367	12,424
	JPMorgan Chase & Co.	203,300	12,040
*	Markit Ltd.	328,036	11,596
	Arthur J Gallagher & Co.	209,874	9,335
	M&T Bank Corp.	72,444	8,041
	Torchmark Corp.	125,872	6,817
	Host Hotels & Resorts Inc.	395,400	6,603
	Unum Group	203,632	6,296

14

Capital Value Fund

			Market
			Value•
		Shares	($000)
	Columbia Property
	Trust Inc.	275,339	6,055
	STORE Capital Corp.	173,100	4,480
*	Santander Consumer
	USA Holdings Inc.	414,744	4,351
*	LendingClub Corp.	523,635	4,346
*	OneMain Holdings Inc.
	Class A	152,162	4,174
	Boston Properties Inc.	26,100	3,317
	AvalonBay
	Communities Inc.	6,831	1,299
			209,576
Health Care (19.5%)
	Merck & Co. Inc.	556,116	29,424
*,^	TherapeuticsMD Inc.	3,852,264	24,654
*	Allergan plc	70,120	18,794
*	Mylan NV	328,015	15,204
	Bristol-Myers Squibb Co.	166,034	10,606
*	Portola
	Pharmaceuticals Inc.	491,900	10,035
	Eisai Co. Ltd.	145,733	8,762
*	Envision Healthcare
	Holdings Inc.	388,567	7,927
*	Alder
	Biopharmaceuticals Inc.	285,080	6,982
	McKesson Corp.	36,200	5,692
	Teva Pharmaceutical
	Industries Ltd. ADR	103,800	5,554
*	DexCom Inc.	69,660	4,731
*	Biogen Inc.	17,753	4,621
	Perrigo Co. plc	34,797	4,452
*	TESARO Inc.	97,300	4,284
*	Regeneron
	Pharmaceuticals Inc.	10,545	3,801
*	Vertex Pharmaceuticals Inc.	45,895	3,648
*	Cepheid	103,300	3,446
*	Endo International plc	104,205	2,933
*	Incyte Corp.	37,410	2,711
*	MEDNAX Inc.	39,400	2,546
*	Senseonics Holdings Inc.	684,488	1,958
*	Cerner Corp.	35,640	1,888
*,^	Novavax Inc.	346,800	1,789
			186,442
Industrials (8.0%)
*,^	XPO Logistics Inc.	407,231	12,502
	Eaton Corp. plc	152,658	9,550
	CSX Corp.	301,925	7,775
*	Genesee & Wyoming Inc.
	Class A	117,137	7,344
	Macquarie Infrastructure
	Corp.	76,289	5,145
	Sanwa Holdings Corp.	578,400	4,303
*	Generac Holdings Inc.	113,445	4,225
*	Clean Harbors Inc.	80,037	3,949
*	WESCO International Inc.	64,872	3,546
^	Sulzer AG	34,963	3,467

			Market
			Value•
		Shares	($000)
	Norfolk Southern Corp.	40,200	3,347
	United Parcel Service Inc.
	Class B	29,600	3,122
*	Avis Budget Group Inc.	109,400	2,993
*	Builders FirstSource Inc.	208,656	2,352
*	FTI Consulting Inc.	65,375	2,321
*,^	Scorpio Bulkers Inc.	114,939	377
			76,318
Information Technology (18.0%)
	Cisco Systems Inc.	597,289	17,005
*	Alphabet Inc. Class C	16,794	12,511
*	Envestnet Inc.	355,005	9,656
*,^	Quotient Technology Inc.	901,964	9,561
*,^	SunPower Corp. Class A	426,811	9,535
*	ServiceNow Inc.	141,915	8,682
	Sumco Corp.	1,353,270	8,497
*	Synaptics Inc.	93,826	7,482
*,^	Zillow Group Inc.	306,074	7,263
	Skyworks Solutions Inc.	84,075	6,549
*,^	Mobileye NV	171,220	6,385
	Samsung Electronics
	Co. Ltd.	5,278	6,057
*	ARRIS International plc	261,145	5,985
*	Alphabet Inc. Class A	7,828	5,972
*,^	Gogo Inc.	519,266	5,717
*	Workday Inc. Class A	69,760	5,360
*	Alliance Data Systems Corp.	23,645	5,202
*	Qorvo Inc.	97,935	4,937
*	Mellanox Technologies Ltd.	89,670	4,872
	Western Digital Corp.	96,900	4,578
*	Alibaba Group Holding Ltd.
	ADR	49,500	3,912
	Nintendo Co. Ltd.	25,845	3,674
	Lam Research Corp.	44,100	3,643
	Silicon Motion Technology
	Corp. ADR	84,831	3,292
	Cypress Semiconductor
	Corp.	274,293	2,375
*	Blackhawk Network
	Holdings Inc.	46,025	1,579
*	SunEdison
	Semiconductor Ltd.	216,773	1,405
*	Verint Systems Inc.	10,500	350
			172,036
Materials (5.5%)
	Reliance Steel
	& Aluminum Co.	219,519	15,189
	Celanese Corp. Class A	108,444	7,103
	International Paper Co.	111,630	4,581
	Norbord Inc.	225,120	4,479
	Huntsman Corp.	326,100	4,337
*	Louisiana-Pacific Corp.	236,206	4,044
	Cabot Corp.	75,896	3,668
	Bemis Co. Inc.	57,100	2,957
	Nucor Corp.	51,800	2,450
*	Constellium NV Class A	313,909	1,629

15

Capital Value Fund

		Market
		Value•
	Shares	($000)
Goldcorp Inc.	97,280	1,579
^ Methanex Corp.	26,942	865
		52,881
Other (0.2%)
*,1 Allstar Co-Invest LLC
Private Placement	NA	1,450

Telecommunication Services (1.0%)
Verizon
Communications Inc.	120,315	6,506
* T-Mobile US Inc.	89,600	3,432
		9,938
Utilities (3.5%)
PG&E Corp.	226,461	13,524
Exelon Corp.	308,757	11,072
OGE Energy Corp.	198,800	5,692
Pattern Energy Group Inc.
Class A	146,342	2,791
		33,079
Total Common Stocks
(Cost $973,603)		947,720
Preferred Stocks (0.6%)
*,2 Lithium Technologies
Inc. Pfd. (Cost $5,828)	1,195,700	5,895
Temporary Cash Investments (3.8%)
Money Market Fund (3.7%)
[3,4] Vanguard Market
Liquidity Fund,
0.495%	35,241,000	35,241

	Face
	Amount
	($000)
Repurchase Agreement (0.1%)
RBS Securities, Inc.
0.290%, 4/1/16 (Dated
3/31/16, Repurchase Value
$1,200,000, collateralized
by U.S. Treasury Note/Bond
1.375%, 9/30/20, with a
value of $1,228,000)	1,200	1,200
Total Temporary Cash Investments
(Cost $36,441)		36,441
Total Investments (103.6%)
(Cost $1,015,872)		990,056

Amount
($000)
Other Assets and Liabilities (-3.6%)
Other Assets
Investment in Vanguard	80
Receivables for Investment Securities Sold	16,746
Receivables for Accrued Income	1,727
Receivables for Capital Shares Issued	180
Other Assets	233
Total Other Assets	18,966
Liabilities
Payables for Investment Securities
Purchased	(14,774)
Collateral for Securities on Loan	(35,241)
Payables to Investment Advisor	(28)
Payables for Capital Shares Redeemed	(1,139)
Payables to Vanguard	(2,310)
Other Liabilities	(37)
Total Liabilities	(53,529)
Net Assets (100%)
Applicable to 91,404,422 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	955,493
Net Asset Value Per Share	$10.45

16

Capital Value Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,128,240
Undistributed Net Investment Income	1,250
Accumulated Net Realized Losses	(148,132)
Unrealized Appreciation (Depreciation)
Investment Securities	(25,816)
Forward Currency Contracts	(37)
Foreign Currencies	(12)
Net Assets	955,493

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $33,505,000.
1 Restricted security represents 0.2% of net assets. Shares not applicable for this private placement.
2 Restricted security represents 0.6% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $35,241,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1]	7,710
Interest	2
Securities Lending	835
Total Income	8,547
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,136
Performance Adjustment	(982)
The Vanguard Group—Note C
Management and Administrative	850
Marketing and Distribution	132
Custodian Fees	46
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,192
Expenses Paid Indirectly	(11)
Net Expenses	1,181
Net Investment Income	7,366
Realized Net Gain (Loss)
Investment Securities Sold	(146,704)
Foreign Currencies and Forward Currency Contracts	667
Realized Net Gain (Loss)	(146,037)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	152,773
Foreign Currencies and Forward Currency Contracts	(226)
Change in Unrealized Appreciation (Depreciation)	152,547
Net Increase (Decrease) in Net Assets Resulting from Operations	13,876
1 Dividends are net of foreign withholding taxes of $88,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,366	13,256
Realized Net Gain (Loss)	(146,037)	130,824
Change in Unrealized Appreciation (Depreciation)	152,547	(352,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,876	(208,532)
Distributions
Net Investment Income	(12,846)	(18,062)
Realized Capital Gain[1]	(93,310)	(154,201)
Total Distributions	(106,156)	(172,263)
Capital Share Transactions
Issued	63,342	216,336
Issued in Lieu of Cash Distributions	99,619	162,455
Redeemed	(173,738)	(723,255)
Net Increase (Decrease) from Capital Share Transactions	(10,777)	(344,464)
Total Increase (Decrease)	(103,057)	(725,259)
Net Assets
Beginning of Period	1,058,550	1,783,809
End of Period[2]	955,493	1,058,550
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $27,386,000 and $99,085,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,250,000 and $6,757,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$11.45	$15.32	$14.57	$10.58	$8.59	$9.62
Investment Operations
Net Investment Income	. 085	.129[1]	.178[2]	.138	.155	.109
Net Realized and Unrealized Gain (Loss)
on Investments	.105	(2.330)	2.055	4.051	2.075	(1.054)
Total from Investment Operations	.190	(2.201)	2.233	4.189	2.230	(.945)
Distributions
Dividends from Net Investment Income	(.144)	(.175)	(.111)	(.199)	(.100)	(. 085)
Distributions from Realized Capital Gains	(1.046)	(1.494)	(1.372)	—	(.140)	—
Total Distributions	(1.190)	(1.669)	(1.483)	(.199)	(.240)	(.085)
Net Asset Value, End of Period	$10.45	$11.45	$15.32	$14.57	$10.58	$8.59

Total Return[3]	1.19%	-15.67%	16.50%	40.21%	26.50%	-10.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$955	$1,059	$1,784	$1,249	$659	$613
Ratio of Total Expenses to
Average Net Assets[4]	0.23%	0.50%	0.47%	0.41%	0.47%	0.58%
Ratio of Net Investment Income to
Average Net Assets	1.51%	0.93%	1.19%[2]	1.03%	1.42%	0.87%
Portfolio Turnover Rate	124%	90%	90%	132%	123%	149%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.12%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.19%), 0.06%, 0.02%, (0.05%), 0.01% and 0.11%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a

21

Capital Value Fund

counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2016, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy),

22

Capital Value Fund

the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the six months ended March 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before a decrease of $982,000 (0.19%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $80,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

23

Capital Value Fund

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2016, these arrangements reduced the fund’s expenses by $11,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	888,316	57,954	1,450
Preferred Stocks	—	—	5,895
Temporary Cash Investments	35,241	1,200	—
Forward Currency Contracts—Liabilities	—	(37)	—
Total	923,557	59,117	7,345

F. At March 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank, N.A.	6/15/16	USD	3,927	GBP	2,759	(37)
GBP—British pound.
USD—U.S. dollar.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

24

Capital Value Fund

During the six months ended March 31, 2016, the fund realized net foreign currency losses of $27,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2016, the cost of investment securities for tax purposes was $1,015,872,000. Net unrealized depreciation of investment securities for tax purposes was $25,816,000, consisting of unrealized gains of $89,915,000 on securities that had risen in value since their purchase and $115,731,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2016, the fund purchased $631,392,000 of investment securities and sold $729,711,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	5,695	15,385
Issued in Lieu of Cash Distributions	9,106	12,497
Redeemed	(15,825)	(51,913)
Net Increase (Decrease) in Shares Outstanding	(1,024)	(24,031)

J. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended March 31, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,011.94	$1.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	1.16
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a relatively concentrated portfolio of undervalued stocks across the capitalization spectrum, employing an opportunistic and contrarian investment style. The two portfolio managers, who have slightly different approaches to value investing, are each generally responsible for managing approximately 50% of the overall fund. The portfolio managers also leverage their industry analysts to uncover investment opportunities. Wellington Management has advised the fund since the fund’s inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052016

Semiannual Report | March 31, 2016

Vanguard Short-Term Inflation-Protected
Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	-0.65%	-0.19%	1.59%	1.40%
ETF Shares	-0.55
Market Price				1.48
Net Asset Value				1.43
Admiral™ Shares	-0.55	-0.13	1.53	1.40
Institutional Shares	-0.52	-0.13	1.53	1.40
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5
Year Index				1.46
Inflation-Protected Bond Funds Average				2.89

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Inflation-Protected Securities
Index Fund
Investor Shares	$24.23	$24.57	$0.000	$0.000
ETF Shares	48.36	49.05	0.000	0.000
Admiral Shares	24.27	24.61	0.000	0.000
Institutional Shares	24.28	24.62	0.000	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Short-Term Inflation-Protected Securities Index Fund returned 1.40% for Investor, Admiral, and Institutional Shares for the six months ended March 31, 2016. Returns were similar (+1.43%) for ETF Shares, based on net asset value.

The fund’s benchmark index returned 1.46%. As an index fund, the fund seeks to track its benchmark as closely as possible, after allowing for expenses. An index, of course, has no operating costs to detract from its returns.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter of a percentage point in December.

2

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds got a boost as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even without this currency benefit, however, international bond returns were solidly positive.

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Market Barometer
			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Trends in the TIPS market caused fund yields to decline As you can see on page 1, the returns of the Short-Term Inflation-Protected Securities Index Fund consisted of negative income and positive capital (price) returns. Negative income is recorded when the values of some of the fund’s securities are adjusted downward because of low inflation. These reductions were greater than the income received from the fund’s portfolio of securities. But higher capital returns generated net positive total returns.

During the first few months of the period, yields of both TIPS and nominal Treasuries rose as markets expected the Fed to raise interest rates throughout 2016. But in January, falling commodity prices,China’s deceleration, and signals about a global slowdown prompted fears that disinflationary forces were still prevalent.

As a result, bond yields sank as their prices rose, and yields from short-term TIPS reentered negative territory. As has occurred often in recent years, investors were again willing to pay above face value for short-term TIPS, with the expectation that a future increase in inflation will trigger inflation adjustments that will, in turn, generate positive returns.

Speaking of inflation, the Consumer Price Index (CPI), which is the yardstick used to calculate how the principal values of TIPS are periodically adjusted for inflation, has remained tame. The actual measure used

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected Securities
Index Fund	0.17%	0.08%	0.08%	0.05%	0.75%
The fund expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Inflation-Protected Bond Funds.

4

by the Treasury is the monthly CPI change unadjusted for seasonal variations. This measure started at 0% and ended at 0.4% during the period. The 12-month unadjusted CPI started at 0.2% and finished at 0.9%.

Based on bond market activity, inflation over the next five years was expected to be 1.36% as of March 31. This is derived from the difference between the yields of TIPS and nominal Treasury securities.

Low TIPS yields again prevented the fund from making distributions The ultra-low interest rate environment that has prevented the fund from making any distributions since December 2014 caused the fund to skip quarterly distributions in December and March. The fund is conservative in making distributions to minimize the risk of overdistributing income by the end of a calendar year, a potential recordkeeping headache for shareholders. This risk is greatest during periods of deflation, low or slowing inflation, and low or negative yields, conditions that have characterized the TIPS market in recent years.

As the fund’s total income through the rest of calendar 2016 is calculated, distributions will resume should sufficient income be available.

Consider rebalancing to manage your risk
Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts

Yields of U.S. Treasury Securities
As of March 31, 2016
	Inflation-Protected
	Securities	Nominal
Maturity	(Real Yields)	Securities
2 years	-0.70%	0.72%
3 years	-0.49	0.85
5 years	-0.15	1.21
10 years	0.32	1.77
30 years	1.00	2.61
Source: Vanguard.

5

have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

6

market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2016

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VTIPX	VTIP	VTAPX	VTSPX
Expense Ratio1	0.17%	0.08%	0.08%	0.05%
30-Day SEC Yield2	-0.65%	-0.55%	-0.55%	-0.52%

Financial Attributes

		Barclays	Barclays
		TIPS Aggregate
		0-5 Year	Bond
	Fund	Index	Index
Number of Bonds	16	15	9,703
Yield to Maturity
(before expenses)	1.0%	0.7%	2.2%
Average Coupon	0.8%	0.8%	3.2%
Average Duration	2.5 years	2.5 years	5.5 years
Average Effective
Maturity	2.5 years	2.5 years	7.7 years
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	TIPS	Aggregate
	0-5 Year	Bond
	Index	Index
R-Squared	0.99	0.38
Beta	1.00	0.38
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)

U.S. Government	100.0%
Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	17.4%
1 - 3 Years	35.8
3 - 5 Years	46.8

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.
2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.
8

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 16, 2012, Through March 31, 2016
				Barclays
				TIPS
				0-5 Year
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.09%	-1.00%	-0.91%	-1.20%
2014	0.02	-0.04	-0.02	0.21
2015	0.70	-2.06	-1.36	-1.19
2016	-0.19	1.59	1.40	1.46
Note: For 2016, performance data reflect the six months ended March 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	10/16/2012	1.24%	0.24%	-0.50%	-0.26%
ETF Shares	10/12/2012
Market Price		1.38			-0.14
Net Asset Value		1.32			-0.18
Admiral Shares	10/16/2012	1.32	0.28	-0.45	-0.17
Institutional Shares	10/17/2012	1.36	0.29	-0.43	-0.14

See Financial Highlights for dividend and capital gains information.

9

Short-Term Inflation-Protected Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.7%)
U.S. Government Securities (99.7%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	1,188,572	1,275,335
United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	530,343	633,342
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	460,018	556,810
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,381,090	1,457,241
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	404,104	486,261
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	432,537	511,389
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,563,434	1,630,902
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	438,539	508,227
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	403,898	481,139
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,569,951	1,621,823
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	460,336	555,314
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	564,678	662,345
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	1,569,811	1,621,894
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	874,270	1,021,290
United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,005,545	1,164,244
Total U. S. Government and Agency Obligations (Cost $14,041,717)				14,187,556

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund (Cost $9,317)	0.495%		9,317,238	9,317
Total Investments (99.8%) (Cost $14,051,034)				14,196,873

10

Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in VGI	1,217
Receivables for Accrued Income	26,913
Receivables for Capital Shares Issued	53,636
Total Other Assets	81,766
Liabilities
Payables for Investment Securities Purchased	(47,794)
Payables for Capital Shares Redeemed	(1,799)
Payables to Vanguard	(3,173)
Other Liabilities	(2,567)
Total Liabilities	(55,333)
Net Assets (100%)	14,223,306

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	14,281,916
Overdistributed Net Investment Income	(136,985)
Accumulated Net Realized Losses	(67,464)
Unrealized Appreciation (Depreciation)	145,839
Net Assets	14,223,306

Investor Shares—Net Assets
Applicable to 187,859,888 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,614,832
Net Asset Value Per Share—Investor Shares	$24.57

ETF Shares—Net Assets
Applicable to 44,065,584 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,161,228
Net Asset Value Per Share—ETF Shares	$49.05

Admiral Shares—Net Assets
Applicable to 114,812,752 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,825,410
Net Asset Value Per Share—Admiral Shares	$24.61

Institutional Shares—Net Assets
Applicable to 187,709,305 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,621,836
Net Asset Value Per Share—Institutional Shares	$24.62

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Interest Income (Loss)[1]	(120,709)
Total Income (Loss)	(120,709)
Expenses
The Vanguard Group—Note B
Investment Advisory Services	188
Management and Administrative—Investor Shares	2,849
Management and Administrative—ETF Shares	597
Management and Administrative—Admiral Shares	707
Management and Administrative—Institutional Shares	876
Marketing and Distribution—Investor Shares	516
Marketing and Distribution—ETF Shares	78
Marketing and Distribution—Admiral Shares	144
Marketing and Distribution—Institutional Shares	58
Custodian Fees	38
Shareholders’ Reports—Investor Shares	31
Shareholders’ Reports—ETF Shares	29
Shareholders’ Reports—Admiral Shares	12
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	3
Total Expenses	6,127
Net Investment Income (Loss)	(126,836)
Realized Net Gain (Loss)
Investment Securities Sold	(6,871)
Futures Contracts	(1,704)
Realized Net Gain (Loss)	(8,575)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	330,229
Net Increase (Decrease) in Net Assets Resulting from Operations	194,818
1 Interest income from an affiliated company of the fund was $152,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(126,836)	(52,791)
Realized Net Gain (Loss)	(8,575)	(12,913)
Change in Unrealized Appreciation (Depreciation)	330,229	(73,400)
Net Increase (Decrease) in Net Assets Resulting from Operations	194,818	(139,104)
Distributions
Net Investment Income
Investor Shares	—	(32,095)
ETF Shares	—	(11,618)
Admiral Shares	—	(12,111)
Institutional Shares	—	(25,014)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	—	(80,838)
Capital Share Transactions
Investor Shares	21,885	110,230
ETF Shares	292,729	532,047
Admiral Shares	660,677	640,240
Institutional Shares	720,077	1,193,894
Net Increase (Decrease) from Capital Share Transactions	1,695,368	2,476,411
Total Increase (Decrease)	1,890,186	2,256,469
Net Assets
Beginning of Period	12,333,120	10,076,651
End of Period[1]	14,223,306	12,333,120
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($136,985,000) and ($11,083,000).

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
	Six Months			Oct. 16,
	Ended	Year Ended		2012[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.23	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income (Loss)	(.146)	(.131)	.183	. 015
Net Realized and Unrealized Gain (Loss) on Investments	.486	(.206)	(.189)	(.241)
Total from Investment Operations	.340	(.337)	(.006)	(.226)
Distributions
Dividends from Net Investment Income	—	(.173)	(.004)	(.024)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.173)	(.004)	(.024)
Net Asset Value, End of Period	$24.57	$24.23	$24.74	$24.75

Total Return [2]	1.40%	-1.36%	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,615	$4,532	$4,517	$3,702
Ratio of Total Expenses to Average Net Assets	0.15%	0.17%	0.20%	0.20%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.96%)	(0.53%)	0.88%	0.01%[3]
Portfolio Turnover Rate [4]	23%	26%	18%	13%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
	Six Months			Oct. 12,
	Ended	Year Ended		2012[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$48.36	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income (Loss)	(. 269)	(. 210)	. 414	. 065
Net Realized and Unrealized Gain (Loss) on Investments	.959	(.415)	(.371)	(.483)
Total from Investment Operations	.690	(.625)	.043	(.418)
Distributions
Dividends from Net Investment Income	—	(.395)	(.023)	(.052)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.395)	(.023)	(.052)
Net Asset Value, End of Period	$49.05	$48.36	$49.38	$49.36

Total Return	1.43%	-1.26%	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,161	$1,838	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.10%	0.10%[2]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.88%)	(0.44%)	0.98%	0.11%[2]
Portfolio Turnover Rate [3]	23%	26%	18%	13%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
	Six Months			Oct. 16,
	Ended	Year Ended		2012[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.27	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income (Loss)	(.134)	(.105)	. 209	. 025
Net Realized and Unrealized Gain (Loss) on Investments	.474	(.197)	(.195)	(.229)
Total from Investment Operations	.340	(.302)	.014	(.204)
Distributions
Dividends from Net Investment Income	—	(.198)	(.014)	(.026)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.198)	(.014)	(.026)
Net Asset Value, End of Period	$24.61	$24.27	$24.77	$24.77

Total Return [2]	1.40%	-1.22%	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,825	$2,126	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.88%)	(0.44%)	0.98%	0.11%[3]
Portfolio Turnover Rate [4]	23%	26%	18%	13%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
	Six Months			Oct. 17,
	Ended	Year Ended		2012[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.28	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income (Loss)	(.133)	(. 099)	. 215	. 026
Net Realized and Unrealized Gain (Loss) on Investments	.473	(.196)	(.189)	(.220)
Total from Investment Operations	.340	(.295)	.026	(.194)
Distributions
Dividends from Net Investment Income	—	(.205)	(.016)	(.026)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	—	(.205)	(.016)	(.026)
Net Asset Value, End of Period	$24.62	$24.28	$24.78	$24.77

Total Return [2]	1.40%	-1.19%	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,622	$3,837	$2,706	$1,262
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.07%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.86%)	(0.41%)	1.01%	0.14%[3]
Portfolio Turnover Rate [4]	23%	26%	18%	13%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at March 31, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

18

Short-Term Inflation-Protected Securities Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,217,000, representing 0.01% of the fund’s net assets and 0.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

19

Short-Term Inflation-Protected Securities Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	14,187,556	—
Temporary Cash Investments	9,317	—	—
Total	9,317	14,187,556	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended March 31, 2016, the fund realized gains of $934,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Deferred inflation and amortization adjustments to securities held at March 31, 2016, totaling $69,341,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the six months ended March 31, 2016, the fund realized $11,799,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2015, the fund had available capital losses totaling $45,559,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

20

Short-Term Inflation-Protected Securities Index Fund

At March 31, 2016, the cost of investment securities for tax purposes was $14,120,375,000. Net unrealized appreciation of investment securities for tax purposes was $76,498,000, consisting of unrealized gains of $78,222,000 on securities that had risen in value since their purchase and $1,724,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2016, the fund purchased $3,172,685,000 of investment securities and sold $1,612,997,000 of investment securities, other than temporary cash investments. Purchases and sales include $505,177,000 and $137,127,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	341,864	14,061	829,293	34,019
Issued in Lieu of Cash Distributions	—	—	31,998	1,322
Redeemed	(319,979)	(13,241)	(751,061)	(30,890)
Net Increase (Decrease)—Investor Shares	21,885	820	110,230	4,451
ETF Shares
Issued	460,611	9,528	738,501	15,206
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(167,882)	(3,475)	(206,454)	(4,250)
Net Increase (Decrease)—ETF Shares	292,729	6,053	532,047	10,956
Admiral Shares
Issued	967,779	39,869	1,106,772	45,451
Issued in Lieu of Cash Distributions	—	—	10,779	445
Redeemed	(307,102)	(12,663)	(477,311)	(19,565)
Net Increase (Decrease)—Admiral Shares	660,677	27,206	640,240	26,331
Institutional Shares
Issued	1,245,108	51,327	1,866,248	76,449
Issued in Lieu of Cash Distributions	—	—	24,697	1,019
Redeemed	(525,031)	(21,655)	(697,051)	(28,609)
Net Increase (Decrease) —Institutional Shares	720,077	29,672	1,193,894	48,859

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,014.03	$0.76
ETF Shares	1,000.00	1,014.27	0.35
Admiral Shares	1,000.00	1,014.01	0.35
Institutional Shares	1,000.00	1,014.00	0.25
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.25	$0.76
ETF Shares	1,000.00	1,024.65	0.35
Admiral Shares	1,000.00	1,024.65	0.35
Institutional Shares	1,000.00	1,024.75	0.25

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Inflation-Protected Securities Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2012, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

25

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

26

Vanguard Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Independent Trustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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calling Vanguard at 800-662-2739. The guidelines are
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You can review and copy information about your fund at
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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19672 052016

Semiannual Report | March 31, 2016

Vanguard Core Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	32
Trustees Approve Advisory Arrangement.	34
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Period Ended March 31, 2016
				Returns
	30-Day SEC	Income	Capital	Since
	Yield	Returns	Returns	Inception
Vanguard Core Bond Fund
Investor Shares (Inception: 3/28/2016)	0.00%	0.01%	0.40%	0.41%
Admiral™ Shares (Inception: 3/28/2016)	0.00	0.01	0.40	0.41
Barclays U.S. Aggregate Float Adjusted Index				0.51
Core Bond Funds Average				0.41

The fund's 30-day SEC yield is not reported until 30 days after the fund's inception.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Benchmark returns are calculated from the fund's inception date.

Your Fund’s Performance at a Glance
Inception Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Core Bond Fund
Investor Shares (Inception: 3/28/2016)	$10.00	$10.04	$0.001	$0.000
Admiral Shares (Inception: 3/28/2016)	20.00	20.08	0.002	0.000

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide you with the first shareholder report for Vanguard Core Bond Fund, which we launched to further enhance Vanguard’s lineup of taxable bond funds. Specifically, this fund offers broad exposure to the U.S. investment-grade bond market for investors who prefer active management.

The subscription period for the fund ran from March 10 to March 24, 2016. The purpose of such a period is to allow a new fund to accumulate assets before it begins pursuing its investment objective. Doing so helps the managers of the fund construct a more diversified portfolio and helps keep initial trading costs down.

The fund began investing toward its objective on March 28, just a few days before the close of its fiscal half year, making comparisons with its benchmark and peer group premature. As you might expect, the return was modest (+0.41%) for both Investor and Admiral Shares.

This report includes a brief look at the financial markets over the full six months of the fiscal period, followed by a more detailed discussion of what the fund seeks to offer.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Federal Reserve proceeding cautiously with interest rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s short-term target rate of 0.25%–0.5%—still low despite rising a quarter of a percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%, boosted by foreign currencies’ strength against the dollar, a turnabout from the trend of recent years. Even without this currency benefit, their returns were solidly positive.

Market Barometer
			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7%. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Fed indicated after a mid-March meeting that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

What the Core Bond Fund brings that’s new to Vanguard’s lineup
Vanguard Core Bond Fund is a lot like Vanguard Total Bond Market Index Fund. Both funds are suitable as a key component in a fixed income portfolio. Both offer broadly diversified exposure to U.S. investment-grade bonds, including Treasuries, mortgage-backed securities, and corporate bonds with short, intermediate, and long maturities. They also use the same benchmark—the Barclays U.S. Aggregate Float Adjusted

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Core Bond Fund	0.25%	0.15%	0.80%

The fund expense ratios shown are from the prospectus dated March 10, 2016, and represent estimated costs for the current fiscal year. For the period from inception through March 31, 2016, the fund’s annualized expense ratios were 0.26% for Investor Shares and 0.16% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Core Bond Funds.

4

Index. And, like all Vanguard funds, they have low expense ratios because they are run at cost.

Where the two funds differ is in their investment strategies. Whereas the Total Bond Market Index Fund aims to track the performance of its benchmark by closely mirroring the index’s key risk characteristics, the Core Bond Fund aims to outperform its benchmark by deviating from it in terms of security selection, sector allocation, and, to a lesser extent, duration decisions.

For a more detailed discussion of how the fund is being managed, please see the Advisor’s Report that follows this letter.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

Rebalancing can be a way to manage your risk
Becoming a shareholder of Vanguard Core Bond Fund involved reallocating some of your investment dollars. Hopefully that shift has kept your portfolio in line with your target asset allocation—or helped you get back in line with it.

Over time, your portfolio can drift from its original asset allocation as financial markets rise and fall. And just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market returned nearly 34% and the broad taxable bond market declined. A hypothetical simple portfolio that started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting assets away from areas that have performed well toward those that have fallen behind. That isn’t easy or intuitive, but it helps to manage risk, because over time, riskier assets tend to grow faster. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their target. And be aware of the tax implications of selling.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2016

6

Advisor’s Report

We are pleased to present this first Advisor’s Report for Vanguard Core Bond Fund. Over the few days from its March 28, 2016, inception to the close of its fiscal half year on March 31, the fund returned 0.41% for Investor Shares and Admiral Shares. Although the period was far too short to draw any meaningful comparisons, the return of its benchmark (the Barclays U.S. Aggregate Float Adjusted Index) was 0.51% and the average return of its peer funds was 0.41%.

Investment strategy
This fund seeks to outperform the broad U.S. investment-grade bond market, as measured by its benchmark, while staying within clearly defined constraints. Compared with its benchmark, the fund can own more securities rated BBB—the lowest rating for investment-grade bonds—up to a maximum of 30% of the portfolio. The fund can invest in high-yield bonds, which are not included in its benchmark, but only up to a maximum of 5% of its assets. We can also shorten or lengthen the duration of the fund by up to 0.5 years versus the benchmark, depending on where we think rates might be heading. (Duration, measured in years, is a gauge of the sensitivity of a bond or a bond fund to a change in interest rates.)

Working within those constraints, we hope to add value to the fund through security selection, sector allocation, and rate calls. Helping us in that endeavor is our deep bench of credit analysts and traders.

As with all Vanguard funds, costs will be key. The fund’s expense ratios are expected to be less than one-third of the industry average for intermediate-term bond funds. That significant cost advantage means we shouldn’t have to take on undue investment risks to produce competitive returns.

We look forward to managing the fund and to the investment opportunities the new fiscal year may offer.

Portfolio Managers:

Brian W. Quigley

Gregory S. Nassour, CFA, Principal

Gemma Wright-Casparius, Principal

Vanguard Fixed Income Group

April 25, 2016

Core Bond Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCORX	VCOBX
Expense Ratio[1]	0.25%	0.15%
30-Day SEC Yield	0.00%	0.00%
The fund's 30-day SEC yield is not reported until 30 days after the fund's inception.

Financial Attributes
		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	307	9,703
Yield to Maturity
(before expenses)	2.0%	2.1%
Average Coupon	4.2%	3.1%
Average Duration	5.6 years	5.7 years
Average Effective
Maturity	6.5 years	7.9 years
Short-Term
Reserves	29.3%	—

Sector Diversification (% of portfolio)
Asset-Backed	3.1%
Commercial Mortgage-Backed	6.0
Finance	9.8
Foreign	4.7
Government Mortgage-Backed	24.5
Industrial	15.1
Treasury/Agency	34.0
Utilities	2.4
Other	0.4
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	8.1%
1 - 3 Years	23.5
3 - 5 Years	28.1
5 - 7 Years	13.5
7 - 10 Years	15.2
10 - 20 Years	3.9
20 - 30 Years	7.6
Over 30 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	23.9%
Aaa	8.0
Aa	3.9
A	11.9
Baa	13.5
Ba	0.7
B	0.2
Not Rated	37.9

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 10, 2016, and represent estimated costs for the current fiscal year. For the period from inception through March 31, 2016, the annualized expense ratios were 0.26% for Investor Shares and 0.16% for Admiral Shares.
8

Core Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): March 28, 2016, Through March 31, 2016
				Barclays
				Aggregate
				Float Adj
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.01%	0.40%	0.41%	0.51%

Average Annual Total Returns: Periods Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	3/28/2016	0.01%	0.40%	0.41%
Admiral Shares	3/28/2016	0.01	0.40	0.41

See Financial Highlights for dividend and capital gains information.

9

Core Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (53.5%)
U.S. Government Securities (28.5%)
[1,2] United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	12,500	13,189
United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	4,200	4,378
United States Treasury Note/Bond	0.625%	5/31/17	14,900	14,891
United States Treasury Note/Bond	0.875%	8/15/17	6,000	6,014
United States Treasury Note/Bond	0.750%	2/28/18	5,000	5,002
United States Treasury Note/Bond	1.125%	1/15/19	8,000	8,064
United States Treasury Note/Bond	0.750%	2/15/19	10,900	10,869
United States Treasury Note/Bond	1.000%	3/15/19	1,400	1,406
United States Treasury Note/Bond	1.625%	3/31/19	1,500	1,533
United States Treasury Note/Bond	1.750%	12/31/20	1,000	1,025
United States Treasury Note/Bond	1.125%	2/28/21	1,400	1,395
United States Treasury Note/Bond	1.250%	3/31/21	2,600	2,604
United States Treasury Note/Bond	1.750%	1/31/23	500	507
United States Treasury Note/Bond	1.500%	2/28/23	1,000	997
United States Treasury Note/Bond	1.500%	3/31/23	500	499
United States Treasury Note/Bond	1.625%	2/15/26	1,300	1,282
United States Treasury Note/Bond	5.375%	2/15/31	3,000	4,303
United States Treasury Note/Bond	4.500%	2/15/36	1,300	1,784
United States Treasury Note/Bond	3.000%	11/15/45	1,000	1,080
United States Treasury Note/Bond	2.500%	2/15/46	6,200	6,045
				86,867
Agency Bonds and Notes (2.6%)
3 Federal Home Loan Banks	1.375%	2/18/21	6,000	6,009
Residual Funding Corp. Principal Strip	0.000%	10/15/20	2,000	1,865
				7,874
Conventional Mortgage-Backed Securities (22.4%)
[4,5,6] Fannie Mae Pool	2.500%	5/1/30	2,475	2,536
[4,5,6] Fannie Mae Pool	3.000%	5/1/30–4/1/46	8,570	8,859
[4,5,6] Fannie Mae Pool	3.500%	4/1/31–4/1/46	17,355	18,214
[4,5,6] Fannie Mae Pool	4.000%	4/1/46	6,200	6,624
[4,5,6] Fannie Mae Pool	4.500%	4/1/45	3,250	3,536
[4,5,6] Fannie Mae Pool	5.000%	4/1/46	4,900	5,421
[4,5,6] Freddie Mac Gold Pool	2.500%	5/1/30	1,300	1,332
[4,5,6] Freddie Mac Gold Pool	3.000%	5/1/30	1,000	1,044
[4,5,6] Freddie Mac Gold Pool	3.500%	5/1/46	1,035	1,081
[4,5,6] Freddie Mac Gold Pool	4.000%	5/1/45	680	725

10

Core Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5,6]	Ginnie Mae I Pool	4.500%	4/1/46	2,300	2,500
[5,6]	Ginnie Mae I Pool	5.000%	4/1/46	2,000	2,205
[5,6]	Ginnie Mae II Pool	3.000%	5/1/45	2,900	2,998
[5,6]	Ginnie Mae II Pool	3.500%	5/1/46	6,865	7,240
[5,6]	Ginnie Mae II Pool	4.000%	4/1/46	3,600	3,849
					68,164
Total U.S. Government and Agency Obligations (Cost $162,284)					162,905
Asset-Backed/Commercial Mortgage-Backed Securities (8.5%)
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	1,500	1,499
[5,7]	Avis Budget Rental Car Funding AESOP LLC
	2013-2A	2.970%	2/20/20	575	584
[5,7]	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	200	194
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	230	244
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	1,400	1,479
[5,7]	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	210	215
5	COMM 2014-CCRE15 Mortgage Trust	4.714%	2/10/47	240	267
5	COMM 2014-CR17 Mortgage Trust	4.735%	5/10/47	190	197
5	CSAIL Commercial Mortgage Trust 2015-C4	3.808%	11/15/48	1,200	1,288
5	DBJPM 16-C1	3.276%	5/10/49	350	360
5	DBJPM 16-C1	3.352%	5/10/49	140	123
[5,7]	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	132	130
[5,7]	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	150	150
[5,7]	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	900	908
5	Ford Credit Floorplan Master Owner Trust
	A Series 2014-1	2.310%	2/15/21	200	200
[5,8]	Ford Credit Floorplan Master Owner Trust
	A Series 2014-2	0.936%	2/15/21	1,000	989
[5,7]	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	250	247
[5,7,8] Golden Credit Card Trust 2014-2A		0.886%	3/15/21	680	676
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	1,400	1,527
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	1,300	1,409
5	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	170	183
[5,7]	Hertz Vehicle Financing LLC 2015-1	2.730%	3/25/21	850	851
[5,7,8] Invitation Homes 2014-SFR1 Trust		1.941%	6/17/31	100	97
[5,7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	1,700	1,887
5	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.363%	7/15/45	1,600	1,685
5	JPMBB Commercial Mortgage Securities Trust
	2013-C15	5.067%	11/15/45	30	32
[5,7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-CKSV	3.277%	10/15/30	1,700	1,726
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.896%	4/15/47	150	157
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C18	3.923%	10/15/47	1,300	1,413
5	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C24	3.732%	5/15/48	1,200	1,285
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	1,200	1,290
[5,7]	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	415	420
	Royal Bank of Canada	2.100%	10/14/20	390	394
[5,7]	Wendys Funding LLC 2015-1	3.371%	6/15/45	179	176
7	Westpac Banking Corp.	2.250%	11/9/20	365	370

11

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 World Financial Network Credit Card Master Note
Trust Series 2012-D	2.150%	4/17/23	1,000	1,010
5 World Omni Auto Receivables Trust 2015-B	2.150%	8/15/22	175	174
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $25,691)				25,836
Corporate Bonds (24.7%)
Finance (8.8%)
Banking (5.0%)
Bank of America Corp.	5.700%	1/24/22	370	425
Bank of America Corp.	3.300%	1/11/23	546	551
Bank of Nova Scotia	4.500%	12/16/25	240	240
Citigroup Inc.	3.875%	10/25/23	325	340
Citigroup Inc.	3.750%	6/16/24	275	284
7 Commonwealth Bank of Australia	4.500%	12/9/25	300	303
Cooperatieve Rabobank UA	3.950%	11/9/22	780	799
Discover Financial Services	5.200%	4/27/22	370	395
First Republic Bank	2.375%	6/17/19	510	509
Goldman Sachs Group Inc.	3.750%	2/25/26	822	842
Goldman Sachs Group Inc.	6.125%	2/15/33	480	581
HSBC USA Inc.	2.750%	8/7/20	600	601
JPMorgan Chase & Co.	2.550%	3/1/21	1,290	1,299
JPMorgan Chase & Co.	5.500%	10/15/40	216	259
Lloyds Bank plc	4.650%	3/24/26	750	742
7 Macquarie Bank Ltd.	2.600%	6/24/19	78	79
7 Macquarie Bank Ltd.	3.900%	1/15/26	360	363
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	510	521
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	200	208
Morgan Stanley	2.200%	12/7/18	1,134	1,142
Morgan Stanley	3.750%	2/25/23	500	521
Morgan Stanley	3.875%	1/27/26	820	856
MUFG Americas Holdings Corp.	2.250%	2/10/20	570	567
PNC Bank NA	3.250%	6/1/25	270	275
Royal Bank of Canada	2.300%	3/22/21	600	600
7 Santander UK Group Holdings plc	4.750%	9/15/25	750	714
7 Toronto-Dominion Bank	2.250%	3/15/21	350	355
Toronto-Dominion Bank	2.125%	4/7/21	440	439
Wells Fargo & Co.	2.600%	7/22/20	210	215
Wells Fargo & Co.	5.375%	2/7/35	150	181
Westpac Banking Corp.	2.600%	11/23/20	179	183

Brokerage (0.1%)
Invesco Finance plc	4.000%	1/30/24	180	189

Finance Companies (0.7%)
Air Lease Corp.	3.375%	1/15/19	1,824	1,822
7 GE Capital International Funding Co.	4.418%	11/15/35	300	325

Insurance (1.9%)
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	367	368
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	90	97
Berkshire Hathaway Inc.	2.750%	3/15/23	420	428
CNA Financial Corp.	4.500%	3/1/26	552	559
First American Financial Corp.	4.600%	11/15/24	290	296
7 Five Corners Funding Trust	4.419%	11/15/23	828	871
Infinity Property & Casualty Corp.	5.000%	9/19/22	520	548

12

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Manulife Financial Corp.	4.150%	3/4/26	240	245
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	180	182
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	480	479
Prudential Financial Inc.	4.500%	11/15/20	20	22
7 Reliance Standard Life Global Funding II	2.375%	5/4/20	240	238
7 TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	246	254
Trinity Acquisition plc	3.500%	9/15/21	610	620
Trinity Acquisition plc	4.625%	8/15/23	50	52
Trinity Acquisition plc	6.125%	8/15/43	102	113
XLIT Ltd.	6.375%	11/15/24	248	289

Real Estate Investment Trusts (1.1%)
Brandywine Operating Partnership LP	4.100%	10/1/24	294	292
ERP Operating LP	4.750%	7/15/20	775	846
Omega Healthcare Investors Inc.	5.250%	1/15/26	1,075	1,092
Welltower Inc.	5.250%	1/15/22	1,068	1,169
				26,785
Industrial (13.7%)
Basic Industry (0.8%)
Agrium Inc.	3.375%	3/15/25	600	580
Barrick North America Finance LLC	5.700%	5/30/41	300	262
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	300	300
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	270	278
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	270	276
Dow Chemical Co.	8.550%	5/15/19	187	222
Goldcorp Inc.	3.700%	3/15/23	300	294
LYB International Finance BV	4.000%	7/15/23	360	377

Capital Goods (1.1%)
Caterpillar Financial Services Corp.	2.625%	3/1/23	400	396
General Electric Capital Corp.	6.150%	8/7/37	600	807
Harris Corp.	4.400%	12/15/20	600	640
Harris Corp.	5.054%	4/27/45	150	160
John Deere Capital Corp.	2.800%	3/6/23	450	458
Lockheed Martin Corp.	4.500%	5/15/36	450	484
Raytheon Co.	3.150%	12/15/24	300	316
WW Grainger Inc.	4.600%	6/15/45	150	168

Communication (1.9%)
21st Century Fox America Inc.	3.000%	9/15/22	120	124
21st Century Fox America Inc.	4.950%	10/15/45	120	128
America Movil SAB de CV	5.000%	3/30/20	600	664
America Movil SAB de CV	6.375%	3/1/35	300	358
American Tower Corp.	4.700%	3/15/22	360	390
AT&T Inc.	2.450%	6/30/20	210	212
AT&T Inc.	4.800%	6/15/44	600	583
7 CCO Safari II LLC	4.908%	7/23/25	120	127
Electronic Arts Inc.	4.800%	3/1/26	120	123
Moody’s Corp.	5.250%	7/15/44	210	233
NBCUniversal Media LLC	6.400%	4/30/40	300	400
Time Warner Cable Inc.	5.500%	9/1/41	120	119
Verizon Communications Inc.	3.650%	9/14/18	300	316
Verizon Communications Inc.	3.500%	11/1/21	250	266
Verizon Communications Inc.	5.150%	9/15/23	300	345
Verizon Communications Inc.	4.150%	3/15/24	420	457

13

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	5.050%	3/15/34	250	271
Verizon Communications Inc.	3.850%	11/1/42	350	316
Verizon Communications Inc.	5.012%	8/21/54	225	226

Consumer Cyclical (1.8%)
CVS Health Corp.	2.800%	7/20/20	120	125
CVS Health Corp.	4.875%	7/20/35	420	468
CVS Health Corp.	5.125%	7/20/45	210	243
7 Daimler Finance North America LLC	2.250%	3/2/20	300	302
Daimler Finance North America LLC	8.500%	1/18/31	180	276
Ford Motor Co.	4.750%	1/15/43	420	419
General Motors Co.	4.000%	4/1/25	240	234
General Motors Financial Co. Inc.	3.500%	7/10/19	510	523
General Motors Financial Co. Inc.	4.200%	3/1/21	300	309
7 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	300	300
Lowe’s Cos. Inc.	3.800%	11/15/21	150	164
Lowe’s Cos. Inc.	4.375%	9/15/45	150	165
McDonald’s Corp.	3.500%	7/15/20	240	256
McDonald’s Corp.	4.700%	12/9/35	420	452
Visa Inc.	3.150%	12/14/25	150	156
Visa Inc.	4.150%	12/14/35	240	257
Wal-Mart Stores Inc.	2.550%	4/11/23	300	308
Wal-Mart Stores Inc.	5.250%	9/1/35	480	593

Consumer Noncyclical (3.0%)
AbbVie Inc.	2.900%	11/6/22	510	518
AbbVie Inc.	4.700%	5/14/45	285	303
Actavis Funding SCS	3.000%	3/12/20	450	463
Actavis Funding SCS	3.850%	6/15/24	300	317
Actavis Funding SCS	4.750%	3/15/45	150	158
Altria Group Inc.	4.750%	5/5/21	210	238
Altria Group Inc.	5.375%	1/31/44	225	276
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	300	315
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	750	812
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	300	336
Biogen Inc.	4.050%	9/15/25	135	144
Biogen Inc.	5.200%	9/15/45	190	211
Express Scripts Holding Co.	4.500%	2/25/26	360	374
Gilead Sciences Inc.	4.500%	4/1/21	270	302
Gilead Sciences Inc.	5.650%	12/1/41	160	194
JM Smucker Co.	3.500%	3/15/25	240	252
Mead Johnson Nutrition Co.	3.000%	11/15/20	450	462
Mead Johnson Nutrition Co.	4.600%	6/1/44	300	306
Medtronic Inc.	2.500%	3/15/20	180	186
Medtronic Inc.	3.500%	3/15/25	250	266
Medtronic Inc.	5.550%	3/15/40	240	289
Mondelez International Inc.	4.000%	2/1/24	750	806
Mondelez International Inc.	6.500%	2/9/40	150	190
Newell Brands Inc.	5.500%	4/1/46	180	195
Pfizer Inc.	7.200%	3/15/39	200	293
Reynolds American Inc.	3.250%	6/12/20	270	283
Reynolds American Inc.	4.450%	6/12/25	150	165
Reynolds American Inc.	5.850%	8/15/45	150	182
Stryker Corp.	4.625%	3/15/46	210	224

14

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Energy (3.0%)
Anadarko Petroleum Corp.	3.450%	7/15/24	300	266
Anadarko Petroleum Corp.	6.600%	3/15/46	150	153
Apache Corp.	3.625%	2/1/21	240	239
BP Capital Markets plc	2.750%	5/10/23	450	441
BP Capital Markets plc	3.506%	3/17/25	300	305
Chevron Corp.	2.355%	12/5/22	240	240
Chevron Corp.	3.326%	11/17/25	210	216
ConocoPhillips Co.	4.200%	3/15/21	300	313
ConocoPhillips Co.	4.950%	3/15/26	300	312
ConocoPhillips Co.	5.950%	3/15/46	180	194
Devon Energy Corp.	3.250%	5/15/22	300	254
Devon Energy Corp.	5.000%	6/15/45	125	94
Dominion Gas Holdings LLC	2.500%	12/15/19	355	360
Dominion Gas Holdings LLC	3.600%	12/15/24	420	426
Energy Transfer Partners LP	6.700%	7/1/18	330	347
Energy Transfer Partners LP	9.700%	3/15/19	360	391
Energy Transfer Partners LP	5.200%	2/1/22	642	609
Enterprise Products Operating LLC	3.900%	2/15/24	510	519
Enterprise Products Operating LLC	6.650%	10/15/34	180	197
EOG Resources Inc.	2.625%	3/15/23	180	171
EOG Resources Inc.	3.900%	4/1/35	120	111
Occidental Petroleum Corp.	2.600%	4/15/22	200	202
Occidental Petroleum Corp.	3.400%	4/15/26	100	101
Occidental Petroleum Corp.	4.400%	4/15/46	100	100
Plains All American Pipeline LP /
PAA Finance Corp.	6.500%	5/1/18	150	156
Schlumberger Investment SA	3.650%	12/1/23	450	467
Shell International Finance BV	2.250%	1/6/23	210	206
Spectra Energy Partners LP	3.500%	3/15/25	180	174
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	350	313
Total Capital International SA	2.100%	6/19/19	150	152
Total Capital International SA	3.750%	4/10/24	360	378
Transocean Inc.	3.000%	10/15/17	750	707
Williams Partners LP	4.125%	11/15/20	180	163

Other Industrial (0.1%)
Fluor Corp.	3.500%	12/15/24	260	268

Technology (1.5%)
Apple Inc.	2.850%	2/23/23	390	404
Apple Inc.	3.250%	2/23/26	120	125
Apple Inc.	3.850%	5/4/43	360	350
Fidelity National Information Services Inc.	2.850%	10/15/18	75	76
Fidelity National Information Services Inc.	4.500%	10/15/22	600	640
7 Hewlett Packard Enterprise Co.	4.900%	10/15/25	900	927
Intel Corp.	2.450%	7/29/20	360	372
Intel Corp.	4.900%	7/29/45	180	202
Oracle Corp.	3.625%	7/15/23	840	910
Tyco Electronics Group SA	3.500%	2/3/22	50	52
Verisk Analytics Inc.	4.000%	6/15/25	300	303
Verisk Analytics Inc.	5.500%	6/15/45	150	147

15

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Transportation (0.5%)
Burlington Northern Santa Fe LLC	5.400%	6/1/41	300	355
5 Delta Air Lines 2007-1 Class A
Pass Through Trust	6.821%	2/10/24	554	635
7 Kansas City Southern	4.300%	5/15/43	250	233
5 United Airlines 2014-2 Class B
Pass Through Trust	4.625%	9/3/22	332	330
				41,892
Utilities (2.2%)
Electric (2.2%)
Ameren Illinois Co.	3.250%	3/1/25	300	315
Baltimore Gas & Electric Co.	6.350%	10/1/36	150	198
Berkshire Hathaway Energy Co.	6.125%	4/1/36	150	185
CMS Energy Corp.	3.600%	11/15/25	150	155
CMS Energy Corp.	4.875%	3/1/44	150	160
Commonwealth Edison Co.	4.350%	11/15/45	210	230
Consumers Energy Co.	5.650%	4/15/20	330	377
Consumers Energy Co.	3.125%	8/31/24	150	156
7 EDP Finance BV	4.125%	1/15/20	1,200	1,207
Entergy Arkansas Inc.	3.700%	6/1/24	300	321
Entergy Louisiana LLC	4.950%	1/15/45	300	310
FirstEnergy Corp.	4.250%	3/15/23	1,020	1,063
Georgia Power Co.	5.650%	3/1/37	180	210
LG&E & KU Energy LLC	4.375%	10/1/21	150	163
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	180	183
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	90	91
Pacific Gas & Electric Co.	4.250%	5/15/21	150	165
Pacific Gas & Electric Co.	5.125%	11/15/43	240	280
PacifiCorp	6.000%	1/15/39	235	303
Puget Sound Energy Inc.	5.795%	3/15/40	120	154
South Carolina Electric & Gas Co.	4.350%	2/1/42	150	152
Southwestern Public Service Co.	4.500%	8/15/41	210	231
				6,609
Total Corporate Bonds (Cost $75,210)				75,286
Sovereign Bonds (U.S. Dollar-Denominated) (4.3%)
7 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	613
Electricite de France SA	3.625%	10/13/25	600	612
Export-Import Bank of Korea	2.250%	1/21/20	1,200	1,215
Nexen Energy ULC	6.400%	5/15/37	300	345
Petrobras International Finance Co. SA	5.875%	3/1/18	300	287
Petrobras International Finance Co. SA	6.875%	1/20/40	400	288
7 Petroleos Mexicanos	5.500%	2/4/19	600	627
Petroleos Mexicanos	5.625%	1/23/46	1,400	1,166
Republic of Colombia	4.375%	7/12/21	800	832
Republic of Colombia	6.125%	1/18/41	300	315
Republic of Hungary	6.250%	1/29/20	1,200	1,336
Republic of Indonesia	5.125%	1/15/45	600	596
Republic of Kazakhstan	3.875%	10/14/24	300	287
Republic of Lithuania	6.125%	3/9/21	600	695
Republic of Poland	5.125%	4/21/21	600	671
Republic of Poland	3.250%	4/6/26	75	75
Republic of Turkey	7.000%	3/11/19	750	829
Republic of Turkey	5.125%	3/25/22	500	526

16

Core Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
State of Israel	5.125%	3/26/19	240	265
State of Israel	2.875%	3/16/26	240	241
Statoil ASA	2.450%	1/17/23	600	582
United Mexican States	6.050%	1/11/40	500	586
Total Sovereign Bonds (Cost $12,944)				12,989
Taxable Municipal Bonds (0.3%)
California GO	7.550%	4/1/39	500	764
Texas Transportation Commission Revenue	5.178%	4/1/30	235	288
Total Taxable Municipal Bonds (Cost $1,042)				1,052

			Shares
Temporary Cash Investment (37.9%)
Money Market Fund (37.9%)
9 Vanguard Market Liquidity Fund (Cost $115,304)	0.495%		115,303,760	115,304
Total Investments (129.2%) (Cost $392,475)				393,372

		Expiration Date	Contracts
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.50		5/20/16	(4)	(3)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		5/20/16	(3)	(2)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.50		5/20/16	(4)	(2)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00		5/20/16	(4)	(2)
Total Liability for Options Written (Premiums received $8)				(9)

				Amount
				($000)
Other Assets and Liabilities (-29.2%)
Other Assets				24,705
Other Liabilities				(113,664)
Total Other Assets and Liabilities				(88,959)
Net Assets (100%)				304,404

17

Core Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	278,068
Affiliated Vanguard Funds	115,304
Total Investments in Securities	393,372
Receivables for Investment Securities Sold	11,915
Receivables for Accrued Income	1,155
Receivables for Capital Shares Issued	4,803
Other Assets	6,832
Total Assets	418,077
Liabilities
Payables for Investment Securities Purchased	112,912
Payables for Capital Shares Redeemed	403
Payables for Distributions	4
Payables to Vanguard	5
Liability on Options Written	9
Other Liabilities	340
Total Liabilities	113,673
Net Assets	304,404

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	303,187
Undistributed Net Investment Income	21
Accumulated Net Realized Gains	140
Unrealized Appreciation (Depreciation)
Investment Securities	897
Futures Contracts	157
Options on Futures Contracts	(1)
Swap Contracts	3
Net Assets	304,404

Investor Shares—Net Assets
Applicable to 4,055,266 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	40,721
Net Asset Value Per Share—Investor Shares	$10.04

18

Core Bond Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 13,129,654 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	263,683
Net Asset Value Per Share—Admiral Shares	$20.08

• See Note A in Notes to Financial Statements.
1 Securities with a value of $303,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $2,023,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2016.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate value of these securities was $16,469,000, representing 5.4% of net assets.
8 Adjustable-rate security.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Core Bond Fund

Statement of Operations

March 10, 2016[1] to
March 31, 2016
($000)
Investment Income
Income
Interest[2]	56
Total Income	56
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	1
Management and Administrative—Admiral Shares	4
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	—
Total Expenses	5
Net Investment Income	51
Realized Net Gain (Loss)
Investment Securities Sold	7
Futures Contracts	141
Swap Contracts	(8)
Realized Net Gain (Loss)	140
Change in Unrealized Appreciation (Depreciation)
Investment Securities	897
Futures Contracts	157
Options on Futures Contracts	(1)
Swap Contracts	3
Change in Unrealized Appreciation (Depreciation)	1,056
Net Increase (Decrease) in Net Assets Resulting from Operations	1,247
1 Commencement of subscription period for the fund.
2 Interest income from an affiliated company of the fund was $40,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Core Bond Fund

Statement of Changes in Net Assets

March 10, 2016[1] to
March 31, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51
Realized Net Gain (Loss)	140
Change in Unrealized Appreciation (Depreciation)	1,056
Net Increase (Decrease) in Net Assets Resulting from Operations	1,247
Distributions
Net Investment Income
Investor Shares	(4)
Admiral Shares	(26)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(30)
Capital Share Transactions
Investor Shares	40,556
Admiral Shares	262,631
Net Increase (Decrease) from Capital Share Transactions	303,187
Total Increase (Decrease)	304,404
Net Assets
Beginning of Period	—
End of Period[2]	304,404
1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $21,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Core Bond Fund

Financial Highlights

Investor Shares
March 10, 2016[1] to
For a Share Outstanding Throughout the Period	March 31, 2016
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.002
Net Realized and Unrealized Gain (Loss) on Investments	.039
Total from Investment Operations	.041
Distributions
Dividends from Net Investment Income	(.001)
Distributions from Realized Capital Gains	—
Total Distributions	(.001)
Net Asset Value, End of Period	$10.04

Total Return[2]	0.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41
Ratio of Total Expenses to Average Net Assets	0.26%
Ratio of Net Investment Income to Average Net Assets	1.51%
Portfolio Turnover Rate	162%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $10.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Core Bond Fund

Financial Highlights

Admiral Shares
March 10, 2016[1] to
For a Share Outstanding Throughout the Period	March 31, 2016
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.003
Net Realized and Unrealized Gain (Loss) on Investments	.079
Total from Investment Operations	.082
Distributions
Dividends from Net Investment Income	(.002)
Distributions from Realized Capital Gains	—
Total Distributions	(.002)
Net Asset Value, End of Period	$20.08

Total Return[2]	0.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$264
Ratio of Total Expenses to Average Net Assets	0.16%
Ratio of Net Investment Income to Average Net Assets	1.61%
Portfolio Turnover Rate	162%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was March 10, 2016, to March 24, 2016, during which time all assets were held in money market instruments. Performance measurement began March 28, 2016, the first business day after the subscription period, at a net asset value of $20.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Core Bond Fund

Notes to Financial Statements

Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises

24

Core Bond Fund

the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 17% and 1% of net assets, respectively, based on the aggregate settlement values at the end of the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the period ended March 31, 2016, the fund’s average value of investments in options purchased and options written were 0% and less than 1% of net assets, respectively, based on the market values at the end of the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the

25

Core Bond Fund

seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the period ended March 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, respectively, based on the average of notional amounts during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement

26

Core Bond Fund

(MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard.

The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

27

Core Bond Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	162,905	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	25,352	484
Corporate Bonds	—	74,847	439
Sovereign Bonds	—	12,914	75
Taxable Municipal Bonds	—	1,052	—
Temporary Cash Investments	115,304	—	—
Liability for Options Written	(9)	—	—
Futures Contracts—Assets[1]	118	—	—
Futures Contracts—Liabilities[1]	(18)	—	—
Swap Contracts—Assets	50[1]	3	—
Swap Contracts—Liabilities	(43)[1]	—	—
Total	115,402	277,073	998
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	118	53	171
Liability for Options Written	(9)	—	(9)
Other Liabilities	(18)	(43)	(61)

Core Bond Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended March 31, 2016, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	141	—	141
Options on Futures Contracts	—	—	—
Swap Contracts	—	(8)	(8)
Realized Net Gain (Loss) on Derivatives	141	(8)	133

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	157	—	157
Options on Futures Contracts	(1)	—	(1)
Swap Contracts	—	3	3
Change in Unrealized Appreciation (Depreciation) on Derivatives	156	3	159

At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	June 2016	116	25,375	24
5-Year U.S. Treasury Note	June 2016	107	12,965	90
Ultra Long U. S. Treasury Bond	June 2016	63	10,869	52
Ultra 10-Year U.S. Treasury Note	June 2016	(29)	(4,082)	(27)
10-Year U.S. Treasury Note	June 2016	18	2,347	17
30-Year U.S. Treasury Bond	June 2016	4	658	1
				157

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

29

Core Bond Fund

At March 31, 2016, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Clearinghouse	($000)	($000)	(%)	($000)
Credit Protection Purchased
CDX-HY-26	6/20/21	ICE	365	10	(5.000)	—
ICE—Intercontinental Exchange.

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Peru/A1	6/20/21	GSI	1,200	39	1.000	3
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
GSI—Goldman Sachs International.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $392,475,000. Net unrealized appreciation of investment securities for tax purposes was $897,000, consisting of unrealized gains of $1,092,000 on securities that had risen in value since their purchase and $195,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended March 31, 2016, the fund purchased $111,235,000 of investment securities and sold $0 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $199,343,000 and $37,068,000, respectively.

30

Core Bond Fund

The following table summarizes the fund’s options written during the period ended March 31, 2016.
		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at March 10, 2016[1]	—	—
Options Written	15	8
Options Expired	—	—
Options Closed	—	—
Options Exercised	—	—
Balance at March 31, 2016	15	8
1 Commencement of subscription period for the fund.

G. Capital share transactions for each class of shares were:
	March 10, 2016[1] to
	March 31, 2016
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	44,190	4,418
Issued in Lieu of Cash Distributions	3	—[2]
Redeemed	(3,637)	(363)
Net Increase (Decrease)—Investor Shares	40,556	4,055
Admiral Shares
Issued	263,843	13,191
Issued in Lieu of Cash Distributions	22	1
Redeemed	(1,234)	(62)
Net Increase (Decrease) —Admiral Shares	262,631	13,130
1 Commencement of subscription period for the fund.
2 Shares issued were less than 1,000.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Period Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Core Bond Fund	3/28/2016	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,004.10	$0.03
Admiral Shares	1,000.00	1,004.10	0.02
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,000.52	$0.03
Admiral Shares	1,000.00	1,000.53	0.02
The calculations are based on expenses incurred in the current period. The fund’s annualized expense ratios for that period are 0.26% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the current period, then divided by the number of days in the most recent 12-month period (4/366).

33

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Core Bond Fund utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report

Cost
The board considered the cost of services to be provided and concluded that the fund’s expense ratio would be below the average expense ratios charged by funds in its peer group. Information about the fund’s expense ratio appears in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

34

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Independent Trustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q13202 052016

Semiannual Report | March 31, 2016

Vanguard Emerging Markets Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	26
Trustees Approve Advisory Arrangement	28
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Period Ended March 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Bond Fund
(Inception: 3/10/2016)	0.00%	0.24%	1.30%	1.54%
J.P. Morgan EMBI Global Diversified Index				1.92
Emerging Markets Hard Currency Debt Funds Average				1.54

The fund’s 30-day SEC yield is not reported until 30 days after the fund’s inception.
Benchmark returns are calculated from the fund’s inception date.
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
Inception Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Bond Fund
(Inception: 3/10/2016)	$10.00	$10.17	$0.024	$0.000

Chairman’s Letter

Dear Shareholder,

This is the first shareholder report for Vanguard Emerging Markets Bond Fund, which was launched on March 10, 2016. For the foreseeable future, we expect that a subsidiary of Vanguard will remain the fund’s sole investor.

From its inception through March 31, 2016, the fund returned 1.54%. Its benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified, returned about 2%. The average return of the fund’s peer group of emerging markets hard currency debt funds was 1.54%. (A “hard currency” is one that is issued by an economically and politically stable country and is widely used around the world as payment for goods and services.)

This report includes an overview of the financial markets during the full six months ended March 31, followed by a brief discussion of the fund’s investment strategy and its performance since March 10.

Bonds produced gains following a subpar start
The broad U.S. taxable bond market returned 2.44% for the fiscal half year. Returns were weak in the first three months, which culminated with the Federal Reserve’s quarter-percentage-point interest rate increase in December.

2

But with stocks volatile and the Fed indicating it would proceed cautiously with future rate hikes, bonds rallied in the final three months. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s still-low target rate of 0.25%–0.5%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 7%. International bonds benefited as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even in local currencies, however, international bond returns were solidly positive, boosted in part by additional stimulus measures taken in Europe and Asia to combat weak growth and low inflation.

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Market Barometer
			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Stocks rallied in March as investors again seemed encouraged by news about monetary policy, especially after the Fed indicated that it would raise interest rates fewer times in 2016 than previously anticipated.

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat. Like bonds, international stock returns benefited from U.S. dollar weakness.

Another way to gain access to emerging-market exposure
Vanguard is not new to investing in emerging-market bonds. For several years, our actively managed investment-grade corporate bond funds, particularly Vanguard Short-Term and Intermediate-Term Investment-Grade Bond Funds, have included emerging-market sovereign bonds. And we launched Vanguard Emerging Markets Government Bond Index Fund in 2013.

However, this new fund is our first stand-alone, actively managed emerging markets bond fund. The fund’s advisory

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Bond Fund	0.60%	1.18%

The fund expense ratio shown is from the prospectus dated March 10, 2016, and represents estimated costs for the current fiscal year. For the period from inception through March 31, 2016, the fund’s annualized expense ratio was 0.60%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015. Peer group: Emerging Markets Hard Currency Debt Funds.

4

team includes members of Vanguard Fixed Income Group’s credit research, portfolio management, and trading teams who have several years’ experience with emerging-market bonds. We expect to continue to expand our global capabilities in this asset class, and to ultimately make this fund available to shareholders.

The fund primarily invests in bonds of any maturity or credit quality offered by governments and government-related issuers in emerging-market countries. It seeks to have a majority of its assets denominated in, or hedged back to, the U.S. dollar—but can invest in unhedged local currency bonds.

In contrast, the fund’s benchmark index—which is widely followed in the industry—consists only of dollar-denominated bonds. Within limits, the fund may invest in corporate bonds; the benchmark has little or none. Over time, the advisor aims to add value through a combination of country allocation decisions and security selection, and, to a lesser extent, currency allocation.

Compared with its benchmark index, the fund had a modest overweighting in investment-grade bonds. Still, it’s one of Vanguard’s lowest-credit-quality bond offerings, giving it a higher-risk/ higher-return-seeking profile.

Consider rebalancing to help manage risk
After creating an investment portfolio— with a diversified mix of stock, bond, and money market funds tailored to an investor’s goals, time horizon, and risk tolerance—what’s next?

As stocks and bonds rise or fall over time, that portfolio will drift from its original asset allocation. So it’s important to rebalance.

Rebalancing means shifting dollars from assets that have performed well toward those that have fallen behind, to restore the portfolio’s original asset allocation. That isn’t easy or intuitive—but it helps manage risk, because over time riskier assets tend to grow faster. (For more on this, see

Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

Rebalancing can help an investor stay on track with the investment plan that’s been crafted to meet their financial goals.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 19, 2016

5

Emerging Markets Bond Fund

Fund Profile
As of March 31, 2016

Financial Attributes
		J.P. Morgan
EMBI Global
		Diversified
Fund		Index
Number of Bonds	53	503
Yield to Maturity
(before expenses)	5.7%	5.9%
Average Coupon	5.6%	6.1%
Average Duration	6.5 years	6.8 years
Average Effective Maturity	9.5 years	10.5 years
Ticker Symbol	VEMBX	—
Expense Ratio[1]	0.60%	—
30-Day SEC Yield	0.00%	—
Short-Term Reserves	6.0%	—
The fund’s 30-day SEC yield is not reported until 30 days after the fund’s inception.

Sector Diversification (% of portfolio)

Foreign Government	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

Aa	3.6%
A	19.3
Baa	33.8
Less than Baa	40.6
Not Rated	2.7

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	2.7%
1 - 3 Years	12.0
3 - 5 Years	20.4
5 - 7 Years	22.9
7 - 10 Years	15.9
10 - 20 Years	8.0
20 - 30 Years	17.0
Over 30 Years	1.1

1 The expense ratio shown is from the prospectus dated March 10, 2016, and represents estimated costs for the current fiscal year. For the period from the fund’s inception through March 31, 2016, the annualized expense ratio was 0.60%.
6

Emerging Markets Bond Fund

Market Diversification (% of portfolio)
Fund
Emerging Markets
Mexico	13.4%
Poland	7.6
Turkey	7.4
Kazakhstan	6.7
Indonesia	6.2
Hungary	5.1
Brazil	4.5
Croatia	3.9
China	3.7
Lithuania	3.6
Colombia	3.3
Peru	3.3
Argentina	3.1
Ukraine	2.9
El Salvador	2.6
Dominican Republic	2.5
Pakistan	2.2
Serbia	2.1
Chile	2.1
Venezuela	2.0
Kenya	1.9
Sri Lanka	1.9
Ivory Coast	1.9
Tunisia	1.8
Gabon	1.7
Costa Rica	1.6
Romania	1.0

7

Emerging Markets Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): March 10, 2016, Through March 31, 2016
J.P. Morgan
EMBI Global
Diversified
			Investor Shares	Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2016	0.24%	1.30%	1.54%	1.92%

Total Returns: Period Ended March 31, 2016

			Since Inception
	Inception Date	Income	Capital	Total
Emerging Markets Bond Fund	3/10/2016	0.24%	1.30%	1.54%

See Financial Highlights for dividend and capital gains information.
8

Emerging Markets Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Argentina (3.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
Argentina Bonar Bonds	7.000%	4/17/17	200	202
[1] YPF SA	8.500%	3/23/21	100	100
Total Argentina (Cost $302)				302
Brazil (4.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.3%)
Federative Republic of Brazil	5.000%	1/27/45	150	120
[2] Petrobras Global Finance BV	4.875%	3/7/18	150	159
Petrobras International Finance Co. SA	6.875%	1/20/40	120	86
Petrobras International Finance Co. SA	6.750%	1/27/41	100	71
Total Brazil (Cost $417)				436
Chile (2.0%)
Sovereign Bond (U.S. Dollar-Denominated) (2.0%)
Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	205
Total Chile (Cost $201)				205
China (3.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.5%)
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	250	243
Nexen Energy ULC	6.400%	5/15/37	100	115
Total China (Cost $354)				358
Colombia (3.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
Ecopetrol SA	5.375%	6/26/26	100	91
[3] Republic of Colombia	5.000%	6/15/45	250	232
Total Colombia (Cost $307)				323
Costa Rica (1.5%)
Sovereign Bond (U.S. Dollar-Denominated) (1.5%)
Republic of Costa Rica	5.625%	4/30/43	200	154
Total Costa Rica (Cost $153)				154

9

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cote D’Ivoire (1.8%)
Sovereign Bond (U.S. Dollar-Denominated) (1.8%)
[3] Republic of Cote d’Ivoire	5.750%	12/31/32	200	184
Total Cote D’Ivoire (Cost $179)				184
Croatia (3.8%)
Sovereign Bond (U.S. Dollar-Denominated) (3.8%)
Republic of Croatia	6.750%	11/5/19	350	384
Total Croatia (Cost $382)				384
Dominican Republic (2.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.4%)
[3] Dominican Republic	7.500%	5/6/21	125	135
Dominican Republic	7.450%	4/30/44	100	104
Total Dominican Republic (Cost $235)				239
El Salvador (2.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
Republic of El Salvador	5.875%	1/30/25	150	129
Republic of El Salvador	6.375%	1/18/27	150	128
Total El Salvador (Cost $259)				257
Gabon (1.6%)
Sovereign Bond (U.S. Dollar-Denominated) (1.6%)
[3] Gabonese Republic	6.375%	12/12/24	200	166
Total Gabon (Cost $168)				166
Hungary (4.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.9%)
Republic of Hungary	6.375%	3/29/21	250	284
Republic of Hungary	7.625%	3/29/41	150	213
Total Hungary (Cost $491)				497
Indonesia (6.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.0%)
Republic of Indonesia	3.750%	4/25/22	400	403
Republic of Indonesia	6.625%	2/17/37	175	203
Total Indonesia (Cost $600)				606
Kazakhstan (6.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.5%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	200	178
KazMunayGas National Co. JSC	9.125%	7/2/18	250	273
Republic of Kazakhstan	5.125%	7/21/25	200	207
Total Kazakhstan (Cost $653)				658
Kenya (1.9%)
Sovereign Bond (U.S. Dollar-Denominated) (1.9%)
Republic of Kenya	6.875%	6/24/24	200	189
Total Kenya (Cost $187)				189
Lithuania (3.4%)
Sovereign Bond (U.S. Dollar-Denominated) (3.4%)
Republic of Lithuania	6.125%	3/9/21	300	348
Total Lithuania (Cost $347)				348

10

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mexico (12.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (12.9%)
Petroleos Mexicanos	5.500%	1/21/21	300	311
Petroleos Mexicanos	4.875%	1/24/22	200	197
Petroleos Mexicanos	6.875%	8/4/26	230	249
United Mexican States	3.625%	3/15/22	435	449
United Mexican States	5.550%	1/21/45	100	110
Total Mexico (Cost $1,309)				1,316
Pakistan (2.1%)
Sovereign Bond (U.S. Dollar-Denominated) (2.1%)
Islamic Republic of Pakistan	8.250%	4/15/24	200	212
Total Pakistan (Cost $208)				212
Peru (3.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	209
Republic of Peru	5.625%	11/18/50	100	113
Total Peru (Cost $318)				322
Poland (7.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (7.3%)
Republic of Poland	5.125%	4/21/21	100	112
Republic of Poland	5.000%	3/23/22	250	280
Republic of Poland	3.000%	3/17/23	100	100
Republic of Poland	3.250%	4/6/26	250	248
Total Poland (Cost $741)				740
Romania (1.0%)
Sovereign Bond (U.S. Dollar-Denominated) (1.0%)
Republic of Romania	6.125%	1/22/44	80	98
Total Romania (Cost $97)				98
Serbia, Republic of (2.0%)
Sovereign Bond (U.S. Dollar-Denominated) (2.0%)
Republic of Serbia	5.875%	12/3/18	200	209
Total Serbia, Republic of (Cost $210)				209
Sri Lanka (1.8%)
Sovereign Bond (U.S. Dollar-Denominated) (1.8%)
Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	200	188
Total Sri Lanka (Cost $187)				188
Tunisia (1.7%)
Sovereign Bond (U.S. Dollar-Denominated) (1.7%)
Banque Centrale de Tunisie SA	5.750%	1/30/25	200	173
Total Tunisia (Cost $177)				173
Turkey (7.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (7.1%)
Export Credit Bank of Turkey	5.875%	4/24/19	200	210
Republic of Turkey	6.750%	4/3/18	300	323
Republic of Turkey	4.875%	4/16/43	200	186
Total Turkey (Cost $710)				719

11

Emerging Markets Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ukraine (2.8%)
Sovereign Bond (U.S. Dollar-Denominated) (2.8%)
Ukraine	7.750%	9/1/19	300	283
Total Ukraine (Cost $283)				283
Venezuela (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
Bolivarian Republic of Venezuela	7.750%	10/13/19	50	19
Bolivarian Republic of Venezuela	7.650%	4/21/25	230	77
[3] Bolivarian Republic of Venezuela	11.950%	8/5/31	50	20
[3] Petroleos de Venezuela SA	8.500%	11/2/17	33	17
Petroleos de Venezuela SA	5.375%	4/12/27	200	62
Total Venezuela (Cost $204)				195

			Shares
Temporary Cash Investments (6.2%)
Money Market Fund (6.2%)
[4] Vanguard Market Liquidity Fund (Cost $626)	0.495%		626,356	626
Total Investments (102.3%) (Cost $10,305)				10,387
Other Assets and Liabilities (-2.3%)

				Amount
				($000)
Other Assets [5]				977
Other Liabilities				(1,207)
				(230)
Net Assets (100%)				10,157

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				9,761
Affiliated Vanguard Funds				626
Total Investments in Securities				10,387
Receivables for Investment Securities Sold				666
Receivables for Accrued Income				190
Other Assets				121
Total Assets				11,364
Liabilities
Payables for Investment Securities Purchased				1,095
Payables to Vanguard				2
Other Liabilities				110
Total Liabilities				1,207
Net Assets				10,157

12

Emerging Markets Bond Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,024
Undistributed Net Investment Income	2
Accumulated Net Realized Gains	36
Unrealized Appreciation (Depreciation)
Investment Securities	82
Futures Contracts	6
Swap Contracts	2
Forward Currency Contracts	5
Foreign Currencies	—
Net Assets	10,157

Net Assets
Applicable to 1,002,360 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,157
Net Asset Value Per Share	$10.13

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the value of this security represented 1.0% of net assets.
2 Face amount denominated in euro.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Cash of $100,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Emerging Markets Bond Fund

Statement of Operations

March 10, 2016[1] to
March 31, 2016
($000)
Investment Income
Income
Interest[2]	26
Total Income	26
Expenses
The Vanguard Group—Note B
Management and Administrative	3
Marketing and Distribution	—
Total Expenses	3
Net Investment Income	23
Realized Net Gain (Loss)
Investment Securities Sold	24
Futures Contracts	2
Swap Contracts	13
Realized Net Gain (Loss)	39
Change in Unrealized Appreciation (Depreciation)
Investment Securities	82
Futures Contracts	6
Swap Contracts	2
Foreign Currencies and Forward Currency Contracts	5
Change in Unrealized Appreciation (Depreciation)	95
Net Increase (Decrease) in Net Assets Resulting from Operations	157
1 Inception.
2 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Emerging Markets Bond Fund

Statement of Changes in Net Assets

March 10, 2016[1] to
March 31, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23
Realized Net Gain (Loss)	39
Change in Unrealized Appreciation (Depreciation)	95
Net Increase (Decrease) in Net Assets Resulting from Operations	157
Distributions
Net Investment Income	(24)
Realized Capital Gain	—
Total Distributions	(24)
Capital Share Transactions
Issued	10,000
Issued in Lieu of Cash Distributions	24
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	10,024
Net Assets
Beginning of Period	—
End of Period[2]	10,157
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Emerging Markets Bond Fund

Financial Highlights

March 10, 2016[1] to
For a Share Outstanding Throughout the Period	March 31, 2016
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.023
Net Realized and Unrealized Gain (Loss) on Investments	.131
Total from Investment Operations	.154
Distributions
Dividends from Net Investment Income	(.024)
Distributions from Realized Capital Gains	—
Total Distributions	(. 024)
Net Asset Value, End of Period	$10.13

Total Return[2]	1.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10
Ratio of Total Expenses to Average Net Assets	0.60%
Ratio of Net Investment Income to Average Net Assets	3.90%
Portfolio Turnover Rate	243%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Emerging Markets Bond Fund

Notes to Financial Statements

Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral™ Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Admiral Shares through March 31, 2016.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

17

Emerging Markets Bond Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended March 31, 2016, the fund’s investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the aggregate settlement values at the end of the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the period ended March 31, 2016, the fund’s investment in forward currency contracts represented 18% of net assets, based on the notional amounts at the end of the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract.

18

Emerging Markets Bond Fund

If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Assets and Liabilities. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the period ended March 31, 2016, the funds amount of investments in credit protection sold and credit protection purchased were 16% and 4%, respectively, based on the notional amounts at the end of the period.

6. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Emerging Markets Bond Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

Emerging Markets Bond Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Sovereign Bonds	—	9,513	248
Temporary Cash Investments	626	—	—
Futures Contracts—Assets[1]	2	—	—
Forward Currency Contracts—Assets	—	15	—
Forward Currency Contracts—Liabilities	—	(10)	—
Swap Contracts—Assets	—	8	—
Swap Contracts—Liabilities	—	(6)	—
Total	628	9,520	248
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the period ended March 31, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Sovereign Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of March 10, 2016[1]	—
Purchases	248
Change in Unrealized Appreciation (Depreciation)	—
Balance as of March 31, 2016	248
1 Inception.

21

Emerging Markets Bond Fund

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of March 31, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Sovereign Bonds	248	Market Approach	Recent Purchase Price	$99.249

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the fund’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

D. At March 31, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
Statement of Assets and	Contracts	Contracts	Contracts	Total
Liabilities Caption	($000)	($000)	($000)	($000)
Other Assets	2	15	8	25
Other Liabilities	—	(10)	(6)	(16)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended March 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	2	—	—	2
Swap Contracts	—	—	13	13
Forward Currency Contracts	—	—	—	—
Realized Net Gain (Loss) on Derivatives	2	—	13	15

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	6	—	—	6
Swap Contracts	—	—	2	2
Forward Currency Contracts	—	5	—	5
Change in Unrealized Appreciation
(Depreciation) on Derivatives	6	5	2	13

22

Emerging Markets Bond Fund

At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	June 2016	3	422	6

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank N.A.	4/20/16	MXN	5,353	USD	310	(1)
Morgan Stanley Capital Services LLC	4/4/16	EUR	137	USD	156	—
BNP Paribas	4/4/16	EUR	90	USD	101	2
BNP Paribas	4/4/16	MXN	1,788	USD	100	4
BNP Paribas	4/4/16	MXN	1,784	USD	100	3
BNP Paribas	4/4/16	RUB	5,359	USD	75	5
BNP Paribas	4/4/16	HUF	71,680	EUR	230	(2)
BNP Paribas	4/4/16	MXN	1,775	EUR	90	—
JPMorgan Chase Bank N.A.	4/4/16	USD	200	MXN	3,444	1
Morgan Stanley Capital Services LLC	5/4/16	USD	156	EUR	137	—
BNP Paribas	4/4/16	USD	153	EUR	137	(3)
BNP Paribas	4/4/16	USD	75	RUB	5,297	(4)
						5
EUR—Euro.
HUF—Hungarian forint.
MXN—Mexican peso.
RUB—Russian ruble.
USD—U.S. dollar.

23

Emerging Markets Bond Fund

At March 31, 2016, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Republic of Indonesia/A1	6/20/21	BNPSW	250	12	1.000	—
Republic of Peru/A1	6/20/21	BNPSW	680	12	1.000	(2)
Russian Federation/A1	6/20/21	GSI	700	57	1.000	8
			1,630			6

Credit Protection Purchased
Federative Republic of Brazil	12/20/20	BARC	150	(18)	(1.000)	(3)
Republic of Columbia	6/20/21	GSI	300	(16)	(1.000)	(1)
			450			(4)
						2
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSI—Goldman Sachs International.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $3,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

24

Emerging Markets Bond Fund

At March 31, 2016, the cost of investment securities for tax purposes was $10,305,000. Net unrealized appreciation of investment securities for tax purposes was $82,000, consisting of unrealized gains of $101,000 on securities that had risen in value since their purchase and $19,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended March 31, 2016, the fund purchased $11,316,000 of investment securities and sold $1,922,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. Capital shares issued and redeemed were:

March 10, 2016[1] to
March 31, 2016
Shares
(000)
Issued	1,000
Issued in Lieu of Cash Distributions	2
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	1,002
1 Inception.

At March 31, 2016, a subsidiary of Vanguard was the record or beneficial owner of 100% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Period Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Fund	3/10/2016	3/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,015.39	$0.36
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,002.64	$0.36

The calculations are based on expenses incurred in the current period. The fund’s annualized expense ratio for that period is 0.60%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the current period, then divided by the number of days in the most recent 12-month period (22/366).

27

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Emerging Markets Bond Fund utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board considered the cost of services to be provided and concluded that the fund’s expense ratio would be below the average expense ratios charged by funds in its peer group. Information about the fund’s expense ratio appears in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14312 052016

Semiannual Report | March 31, 2016

Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Institutional Short-Term Bond Fund.	6
Institutional Intermediate-Term Bond Fund.	39
About Your Fund’s Expenses.	75
Trustees Approve Advisory Arrangements.	77
Glossary.	78

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Institutional Short-Term Bond Fund¹
Institutional Plus Shares	1.38%	0.68%	0.09%	0.77%
Barclays U.S. 1-3 Year Government/Credit ex Baa Index				0.57
1–5 Year Investment Grade Debt Funds Average				0.66

Vanguard Institutional Intermediate-Term Bond Fund²
Institutional Plus Shares	1.89%	1.02%	0.87%	1.89%
Barclays U.S. Intermediate Aggregate ex Baa Index				1.75
1–5 Year Investment Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional Short-Term Bond Fund¹
Institutional Plus Shares	$13.79	$13.80	$0.092	$0.003
Vanguard Institutional Intermediate-Term Bond
Fund ²
Institutional Plus Shares	$23.46	$23.61	$0.237	$0.053

¹The Fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

²The Fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Chairman’s Letter

Dear Shareholder,

Bonds moved in and out of favor over the six months ended March 31, 2016, but ended the period higher. The prospect that the Federal Reserve would raise overnight interest rates—which it did on December 16—weighed on bonds early in the period. In the new year, slowing growth in China and a continuing slide in commodity prices helped revive demand for U.S. Treasuries. Then, as those concerns eased toward the close of the period and the Fed dialed back its outlook for further rate hikes, corporate bonds advanced.

Vanguard Institutional Short-Term Bond Fund returned 0.77% for the fiscal half year. That result was better than the 0.57% return of its benchmark, the Barclays U.S. 1–3 Year Government/Credit ex Baa Index, and the 0.66% average return of its peer group. Vanguard Institutional Intermediate-Term Bond Fund returned 1.89%, outpacing the 1.75% return of its benchmark, the Barclays U.S. Intermediate Aggregate ex Baa Index.

While rising bond prices accounted for only a small part of the performance of the Short-Term Fund, they contributed significantly to that of the Intermediate-Term Fund.

The 30-day SEC yield for the Short-Term Fund stood at 1.38% at the close of the period, up from 1.16% six months earlier. The Intermediate-Term Fund’s yield rose to 1.89%, from 1.75%.

Bonds produced gains following a subpar start
The broad U.S. taxable bond market returned 2.44% for the period. The yield of the 10-year U.S. Treasury note closed March at 1.77%, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained very low by historical standards.

International bonds (as measured by the Barclays Global Aggregate Index ex USD) returned almost 7%. U.S.-based investors in these securities benefited as many foreign currencies strengthened against the U.S. dollar. Even in local currencies, international bond returns were solidly positive, boosted in part by additional stimulus measures in Europe and Asia aimed at combating weak growth and low inflation.

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% for the six months. The period began and ended strongly, with fluctuations in the middle amid concerns about global growth.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy, especially after the Fed indicated it would raise interest rates fewer times in 2016 than previously anticipated.

Market Barometer
			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

CPI
Consumer Price Index	0.08%	0.85%	1.28%

International stocks returned about 3% for the period after surging more than 8% in March. Stocks of emerging markets and developed Pacific markets outperformed developed European stocks, which were nearly flat. U.S. dollar-based investors benefited as the dollar weakened, a turnabout from the trend of recent years.

The half year was really a tale of two quarters
Because the Fed’s December rate hike—its first since 2006 and a vote of confidence in the U.S. economy’s resiliency—was well-telegraphed, short-term bond yields began edging higher even before the Fed acted. The yield of the 2-year Treasury note climbed 42 basis points in the fourth quarter. (A basis point is one-hundredth of a percentage point.) Upward movements in intermediate- and long-term yields were more muted—the yield of the 10-year Treasury note rose 24 basis points.

Many investors expected yields to continue climbing in the new year, but that’s not what happened. Concerns resurfaced about whether China’s economy could avert a hard landing as policymakers struggled with pivoting away from exports and investment toward a more consumer-driven economy. That, along with oil slipping below $30 a barrel and foreign central banks pursuing further monetary easing, bolstered demand for Treasuries in particular.

Toward the end of the first quarter of 2016, however, came corporate bonds’ turn to shine, as the Fed’s signal that it would slow the pace of rate hikes helped revive investors’ appetite for riskier assets. Over the quarter, the yield of the 2-year Treasury note dropped 35 basis points, and the yield of the 10-year note decreased 53 basis points.

The funds’ advisor, Vanguard Fixed Income Group, made some good calls, especially with corporate bonds; those helped both funds outperform their benchmarks for the half year. Given the uncertain prospects for an oil-price recovery, staying underweighted in the energy industry worked out well. Adding holdings in industrials as valuations in that sector cheapened in February amid heightened merger-and-acquisition activity helped, too, as did an overweighting of financials throughout the six months. Bonds issued by banks benefited from stronger balance sheets.

The funds picked up more return among commercial mortgage-backed securities and exposure to noncorporate bonds in Asia and South America.

Consider rebalancing to manage your risk
After you’ve created an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what next?

As stocks and bonds rise or fall over time, and your portfolio drifts from its original asset allocation, you should consider rebalancing back to your targets.

Rebalancing means shifting dollars from assets that have performed well toward those that have fallen behind. That isn’t easy or intuitive, but it helps to manage risk because, over time, riskier assets tend to grow faster. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their targets. And be aware of the tax implications of selling.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 15, 2016

Institutional Short-Term Bond Fund

Fund Profile
As of March 31, 2016

Financial Attributes
		Barclays	Barclays
		U.S. 1-3	U.S.
		Year	Aggregate
		Gov/Credit	Float
		ex Baa	Adjusted
	Fund	Index	Index
Number of Bonds	815	1,162	9,703
Yield to Maturity
(before expenses)	1.2%	0.9%	2.1%
Average Coupon	1.9%	1.8%	3.1%
Average Duration	1.9 years	1.9 years	5.7 years
Average Effective
Maturity	2.2 years	2.0 years	7.9 years
Ticker Symbol	VISTX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.38%	—	—
Short-Term
Reserves	2.2%	—	—

Volatility Measures
	Barclays U.S.
	1-3 Year	Barclays U.S.
	Gov/Credit ex	Aggregate Float
	Baa Index	Adjusted Index
R-Squared	0.86	0.67
Beta	0.99	0.19
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)
Asset-Backed	26.3%
Commercial Mortgage-Backed	2.4
Finance	17.5
Foreign	8.9
Industrial	14.8
Treasury/Agency	28.8
Utilities	1.2
Other	0.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

U.S. Government	27.1%
Aaa	32.5
Aa	14.6
A	23.6
Not Rated	2.2
Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	19.9%
1 - 3 Years	61.9
3 - 5 Years	15.2
5 - 7 Years	1.9
7 - 10 Years	1.0
10 - 20 Years	0.1

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.02%.

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016
				Barclays U.S.
				1-3 Year
				Gov/Credit ex
		Institutional Plus Shares		Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	0.00%	4.23%	4.23%	3.89%
2007	0.00	5.57	5.57	5.67
2008	0.00	2.86	2.86	4.57
2009	0.00	8.70	8.70	5.70
2010	0.00	3.76	3.76	3.03
2011	0.00	1.31	1.31	1.23
2012	0.00	2.21	2.21	1.16
2013	0.00	0.67	0.67	0.50
2014	0.00	1.04	1.04	0.65
2015	0.35	0.95	1.30	1.24
2016	0.68	0.09	0.77	0.57
Note: For 2016, performance data reflect the six months ended March 31, 2016.

The Fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception Date	One Year	Five Years	Income	Capital	Ten Years
Institutional Plus Shares	12/7/2004	1.26%	1.40%	0.11%	2.97%	3.08%

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (28.7%)
U.S. Government Securities (7.8%)
	United States Treasury Note/Bond	0.500%	9/30/16	2,100	2,101
	United States Treasury Note/Bond	0.500%	3/31/17	36,000	35,961
	United States Treasury Note/Bond	0.750%	6/30/17	119,400	119,512
	United States Treasury Note/Bond	0.625%	8/31/17	35,000	34,962
	United States Treasury Note/Bond	0.625%	9/30/17	44,250	44,195
	United States Treasury Note/Bond	0.875%	10/15/17	21,830	21,881
1	United States Treasury Note/Bond	0.875%	11/15/17	65,500	65,664
2	United States Treasury Note/Bond	0.625%	11/30/17	44,900	44,830
3	United States Treasury Note/Bond	2.250%	11/30/17	27,200	27,880
	United States Treasury Note/Bond	0.750%	2/28/18	52,050	52,074
	United States Treasury Note/Bond	0.875%	3/31/18	76,700	76,928
	United States Treasury Note/Bond	1.000%	3/15/19	277,000	278,124
	United States Treasury Note/Bond	1.375%	3/31/20	200	202
	United States Treasury Note/Bond	1.375%	4/30/20	30	30
					804,344
Agency Bonds and Notes (20.9%)
4	AID-Jordan	2.578%	6/30/22	13,750	14,366
5	Federal Farm Credit Banks	1.110%	2/20/18	26,000	26,158
5	Federal Home Loan Banks	0.625%	11/23/16	76,750	76,767
5	Federal Home Loan Banks	1.625%	12/9/16	10,500	10,572
5	Federal Home Loan Banks	4.750%	12/16/16	10,000	10,291
5	Federal Home Loan Banks	0.875%	3/10/17	38,100	38,166
5	Federal Home Loan Banks	0.625%	5/30/17	18,750	18,739
5	Federal Home Loan Banks	0.750%	8/28/17	83,500	83,541
5	Federal Home Loan Banks	2.250%	9/8/17	44,205	45,173
5	Federal Home Loan Banks	1.000%	12/19/17	15,200	15,258
5	Federal Home Loan Banks	0.875%	3/19/18	174,900	175,173
5	Federal Home Loan Banks	5.375%	5/15/19	23,000	26,108
5	Federal Home Loan Banks	1.375%	2/18/21	49,000	49,070
6	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	208,200	207,892
6	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	148,000	148,243
6	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	229,500	230,161
6	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	22,000	22,140
6	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	31,200	31,323
6	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	104,200	104,596
6	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	111,100	111,051

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
6	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	196,250	197,215
6	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	50,300	50,644
6	Federal National Mortgage Assn.	1.375%	11/15/16	40,150	40,350
6	Federal National Mortgage Assn.	1.250%	1/30/17	3,000	3,014
6	Federal National Mortgage Assn.	5.000%	2/13/17	8,250	8,557
6	Federal National Mortgage Assn.	1.125%	4/27/17	21,950	22,055
6	Federal National Mortgage Assn.	5.000%	5/11/17	19,000	19,908
6	Federal National Mortgage Assn.	5.375%	6/12/17	35,600	37,591
6	Federal National Mortgage Assn.	1.000%	9/27/17	18,500	18,572
6	Federal National Mortgage Assn.	0.875%	10/26/17	3,150	3,156
6	Federal National Mortgage Assn.	0.875%	3/28/18	12,500	12,520
6	Federal National Mortgage Assn.	1.125%	10/19/18	62,800	63,218
6	Federal National Mortgage Assn.	1.125%	12/14/18	126,650	127,476
6	Federal National Mortgage Assn.	1.375%	1/28/19	46,000	46,608
6	Federal National Mortgage Assn.	1.000%	2/26/19	58,425	58,558
6	Federal National Mortgage Assn.	1.375%	2/26/21	6,000	6,009
5	Financing Corp.	0.000%	11/2/18	3,090	3,015
					2,163,254
Conventional Mortgage-Backed Securities (0.0%)
[6,7]	Freddie Mac Gold Pool	6.000%	4/1/28	13	15
Total U.S. Government and Agency Obligations (Cost $2,958,859)					2,967,613
Asset-Backed/Commercial Mortgage-Backed Securities (28.6%)
7	AEP Texas Central Transition Funding III LLC
	2012-1	0.880%	12/1/18	5,034	5,013
7	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	13,601	13,591
7	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	19,400	19,371
7	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	6,230	6,257
7	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	10,990	11,065
7	Ally Auto Receivables Trust 2016-1	1.730%	11/16/20	19,500	19,556
7	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	33,047	33,049
[7,8]	Ally Master Owner Trust Series 2014-1	0.906%	1/15/19	16,509	16,487
7	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	20,121	20,107
7	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	42,211	42,180
7	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	24,060	24,062
7	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	72,490	72,440
[7,8]	American Express Credit Account Secured
	Note Trust 2012-4	0.676%	5/15/20	25,038	25,015
[7,8]	American Express Credit Account Secured
	Note Trust 2013-1	0.856%	2/16/21	23,451	23,484
[7,8]	American Express Credit Account Secured
	Note Trust 2013-2	0.856%	5/17/21	12,663	12,680
[7,8]	American Express Credit Account Secured
	Note Trust 2013-3	0.806%	12/15/21	38,834	38,752
[7,8]	American Express Issuance Trust II 2013-1	0.716%	2/15/19	38,477	38,432
[7,8]	American Express Issuance Trust II 2013-2	0.866%	8/15/19	11,072	11,062
[7,9]	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	4,021	4,439
[7,8,9] Arran Residential Mortgages Funding 2011-1 plc		1.817%	11/19/47	340	340
[7,9]	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	559	599
[7,8]	BA Credit Card Trust 2014-A1	0.816%	6/15/21	84,098	83,965
7	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	530	567
[7,8,9] Bank of America Student Loan Trust 2010-1A		1.419%	2/25/43	5,792	5,632
	Bank of Nova Scotia	1.850%	4/14/20	20,490	20,558

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Bear Stearns Commercial Mortgage Securities
	Trust 2006-PWR13	5.533%	9/11/41	1,919	1,929
7	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.721%	6/11/40	4,844	4,947
[7,8,9] BMW Floorplan Master Owner Trust 2015-1A		0.936%	7/15/20	24,145	24,114
7	BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	12,160	12,145
[7,8]	Brazos Higher Education Authority Inc. Series
	2005-3	0.830%	6/25/26	3,479	3,344
[7,8]	Brazos Higher Education Authority Inc. Series
	2011-1	1.429%	2/25/30	5,310	5,200
7	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	5,500	5,561
[7,8]	Cabela’s Credit Card Master Note Trust 2015-2	1.116%	7/17/23	12,475	12,328
9	Canadian Imperial Bank of Commerce	2.250%	7/21/20	15,060	15,298
7	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	38,740	39,371
7	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	30,370	31,521
7	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	8,300	8,357
7	Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	6,530	6,570
7	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	5,075	5,121
7	Carmax Auto Owner Trust 2016-1	1.880%	6/15/21	11,970	12,039
7	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	11,516	11,755
[7,9]	CFCRE Commercial Mortgage Trust 2011-C2	5.574%	12/15/47	1,609	1,895
[7,8]	Chase Issuance Trust 2013-A6	0.856%	7/15/20	14,070	14,074
[7,8]	Chase Issuance Trust 2013-A9	0.856%	11/16/20	46,901	46,965
7	Chase Issuance Trust 2014-A2	2.770%	3/15/23	10,512	10,942
[7,9]	Chrysler Capital Auto Receivables Trust 2013-AA	1.340%	12/17/18	8,553	8,547
[7,9]	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	11,170	11,282
[7,9]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	9,588	9,582
[7,8]	Citibank Credit Card Issuance Trust 2008-A2	1.582%	1/23/20	30,955	31,372
[7,8]	Citibank Credit Card Issuance Trust 2013-A2	0.712%	5/26/20	54,482	54,366
[7,8]	Citibank Credit Card Issuance Trust 2013-A7	0.872%	9/10/20	88,456	88,526
7	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	37,086	38,739
7	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	49,225	50,240
7	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	1,451	1,463
7	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,295	1,344
[7,9]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	349	369
7	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,883	3,899
7	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,270	1,318
7	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	355	381
7	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	3,350	3,663
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	66	70
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	630	669
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	2,627	2,844
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	645	686
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	205	215
7	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	490	513
7	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	3,380	3,571
7	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	2,585	2,766
7	CNH Equipment Trust 2041-A	1.500%	5/15/20	15,196	15,190
7	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	5,473	5,582
7	COMM 2015-CR22 Mortgage Trust	3.309%	3/10/48	440	458
7	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,597	1,625
7	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	6,830	6,887

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	492	517
7	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	700	743
7	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,075	1,110
7	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	396	407
7	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	1,287	1,327
7	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	760	833
7	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	665	740
7	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	673	713
7	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	965	1,061
7	COMM 2013-CCRE9 Mortgage Trust	4.231%	7/10/45	3,495	3,910
[7,9]	COMM 2013-CCRE9 Mortgage Trust	4.254%	7/10/45	2,461	2,706
7	COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	1,025	1,141
[7,9]	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	516	550
7	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	130	145
7	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	828	856
[7,9]	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	1,009	1,037
7	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	349	371
7	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,100	1,169
7	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	347	387
7	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	871	954
7	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	272	295
7	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	100	105
7	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	3,030	3,288
7	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	2,580	2,747
7	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,400	1,529
7	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	30	31
7	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	300	315
7	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	525	565
7	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	4,960	5,281
7	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	2,800	2,977
9	Commonwealth Bank of Australia	2.000%	6/18/19	21,387	21,579
9	Commonwealth Bank of Australia	2.125%	7/22/20	15,300	15,394
7	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	1,300	1,390
7	CSAIL Commercial Mortgage Trust 2015-C4	3.808%	11/15/48	650	698
7	DBJPM 16-C1	3.276%	5/10/49	540	556
7	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,670	40,893
[7,8]	Discover Card Execution Note Trust 2013-A1	0.736%	8/17/20	14,272	14,262
7	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	24,030	24,348
7	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	51,290	51,578
9	DNB Boligkreditt AS	1.450%	3/21/18	4,035	4,035
[7,9]	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	985	985
[7,9]	Enterprise Fleet Financing LLC Series 2013-2	1.510%	3/20/19	5,817	5,818
[7,9]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	12,450	12,410
[7,8]	First National Master Note Trust 2013-2	0.966%	10/15/19	13,527	13,519
[7,8]	First National Master Note Trust 2015-1	1.206%	9/15/20	10,640	10,654
7	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	5,400	5,392
7	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	9,300	9,300
7	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	24,460	24,547
[7,9]	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	13,150	13,262
[7,9]	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	1,120	1,130
[7,9]	Ford Credit Auto Owner Trust 2015-2	2.440%	1/15/27	37,000	37,369
7	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	16,855	16,969
[7,9]	Ford Credit Auto Owner Trust 2016-1	2.310%	8/15/27	32,730	32,745
7	Ford Credit Auto Owner Trust 2016-A	1.600%	6/15/21	12,130	12,152

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Ford Credit Floorplan Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	5,159	5,183
7	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.490%	9/15/19	30,271	30,273
[7,8]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	0.936%	2/15/21	42,840	42,353
7	Ford Credit Floorplan Master Owner Trust A
	Series 2015-2	1.980%	1/15/22	4,410	4,431
7	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	36,500	36,919
7	GE Capital Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	16,577	16,778
7	GE Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	31,532	31,455
[7,8]	GE Dealer Floorplan Master Note Trust Series
	2012-2	1.182%	4/22/19	5,326	5,338
[7,8]	GE Dealer Floorplan Master Note Trust Series
	2014-1	0.812%	7/20/19	38,600	38,466
[7,8]	GE Dealer Floorplan Master Note Trust Series
	2014-2	0.882%	10/20/19	20,200	20,090
[7,8]	GE Dealer Floorplan Master Note Trust Series
	2015-2	1.082%	1/20/22	12,350	12,198
[7,9]	GM Financial Leasing Trust 2014-1A	1.300%	5/21/18	16,750	16,742
7	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	3,120	3,117
7	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	14,430	14,438
7	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	1,490	1,492
[7,9]	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	25,147	25,190
[7,9]	Golden Credit Card Trust 2012-4A	1.390%	7/15/19	8,985	8,988
[7,8,9] Golden Credit Card Trust 2014-2A		0.886%	3/15/21	25,233	25,071
[7,8,9] Golden Credit Card Trust 2016-1A		1.036%	1/15/20	93,590	93,616
[7,8,9] Gosforth Funding 2016-1A plc		1.374%	2/15/58	47,170	47,170
[7,9]	Great America Leasing Receivables 2013-1	1.160%	5/15/18	3,359	3,355
[7,9]	Great America Leasing Receivables 2014-1	1.470%	8/15/20	4,690	4,681
7	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	3,430	3,451
[7,9]	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	117	131
7	GS Mortgage Securities Trust 2013-GC13	4.035%	7/10/46	1,790	1,985
7	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,558	1,622
7	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	3,995	4,357
7	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	150	161
7	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,070	1,145
7	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	4,640	4,862
7	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	6,992	6,976
7	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	23,451	23,400
[7,9]	Hertz Vehicle Financing LLC 2015-3	2.670%	9/25/21	21,050	21,049
[7,9]	Hertz Vehicle Financing LLC 2016-2	2.950%	3/25/22	27,650	27,683
[7,9]	Hilton USA Trust 2013-HLT	2.662%	11/5/30	746	747
7	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	3,580	3,581
7	Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	23,540	23,532
[7,9]	Hyundai Auto Lease Securitization Trust 2014-A	1.010%	9/15/17	18,667	18,658
[7,9]	Hyundai Auto Lease Securitization Trust 2016-A	1.800%	12/16/19	9,760	9,781
7	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	11,030	11,122
8	Illinois Student Assistance Commission Series
	2010-1	1.669%	4/25/22	2,855	2,856
[7,9]	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	2,382	2,447
7	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,845	1,855

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	2,687	2,747
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	150	161
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	3.616%	11/15/43	275	281
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	4.070%	11/15/43	478	512
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	2,143	2,237
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	4,070	4,517
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.323%	8/15/46	673	772
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	6,791	7,553
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	559	578
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	673	701
[7,9]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,062	1,103
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	3,009	3,299
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	469	501
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	205	223
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,000	1,109
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	3,883	3,898
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	1,351	1,395
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.664%	7/15/45	2,719	2,926
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	4.025%	7/15/45	1,425	1,539
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.761%	8/15/46	342	367
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	210	232
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	3.659%	11/15/45	194	207
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	4.199%	1/15/47	1,856	2,061
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	1,165	1,283
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.439%	2/15/47	544	596
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	3.428%	8/15/47	60	63
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C24	3.639%	11/15/47	970	1,037

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C32	3.598%	11/15/48	2,820	2,982
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C33	3.562%	12/15/48	150	160
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C33	3.770%	12/15/48	1,860	1,998
[7,8,9] Lanark Master Issuer plc 2013-1A		1.118%	12/22/54	24,276	24,232
7	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	3,418	3,443
7	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,974	1,993
7	LB-UBS Commercial Mortgage Trust 2008-C1	6.084%	4/15/41	3,372	3,562
[7,9]	M&T Bank Auto Receivables Trust 2013-1A	1.570%	8/15/18	10,430	10,446
7	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	18,000	18,031
7	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	764	768
7	ML-CFC Commercial Mortgage Trust 2006-2	5.945%	6/12/46	1,328	1,326
7	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	729	727
[7,9]	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	1,384	1,386
[7,9]	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	8,922	9,031
[7,9]	MMAF Equipment Finance LLC 2012-A	1.680%	5/11/20	8,508	8,461
[7,9]	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	3,988	3,999
[7,9]	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	7,037	7,142
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	1,670	1,749
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	337	356
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	896	921
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.081%	7/15/46	4,024	4,430
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	660	721
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.214%	8/15/46	130	144
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	388	416
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	82
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	194	213
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	194	211
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	1,870	2,051
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	2,104	2,284
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	361	385
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	1,005	1,043
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C23	3.719%	7/15/50	2,600	2,781
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.383%	10/15/48	2,010	2,116
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.635%	10/15/48	3,920	4,164

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	4,456	4,478
7	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,866	1,887
[7,9]	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	1,578	1,642
7	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,050	2,203
9	National Australia Bank Ltd.	2.250%	3/16/21	11,000	11,106
[7,8]	Navient Student Loan Trust 2014-1	0.943%	6/25/31	8,000	7,576
[7,8]	Navient Student Loan Trust 2014-8	0.873%	4/25/23	30,970	30,549
[7,8]	Navient Student Loan Trust 2015-3	1.083%	6/26/56	16,600	15,547
7	Nissan Auto Lease Trust 2014-A	1.040%	10/15/19	18,761	18,756
7	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	3,085	3,080
7	Nissan Auto Receivables 2015-B Owner Trust	1.500%	9/15/21	27,560	27,647
7	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	2,400	2,400
9	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	15,050	15,228
8	North Carolina State Education Assistance
	Authority 2011-1	1.519%	1/26/26	2,826	2,822
[7,9]	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	602	662
	Royal Bank of Canada	2.200%	9/23/19	16,740	16,992
	Royal Bank of Canada	2.100%	10/14/20	23,750	23,971
7	Royal Bank of Canada	1.875%	2/5/21	4,900	4,913
[7,8]	SLM Student Loan Trust 2003-14	0.849%	1/25/23	9,655	9,500
[7,8]	SLM Student Loan Trust 2005-5	0.719%	4/25/25	10,409	10,272
[7,8]	SLM Student Loan Trust 2005-6	0.729%	7/27/26	2,897	2,855
[7,8]	SLM Student Loan Trust 2013-6	0.933%	2/25/21	18,988	18,853
[7,8]	SLM Student Loan Trust 2014-1	0.813%	7/26/21	17,081	16,881
7	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	315	314
7	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,596	2,592
7	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	3,684	3,673
7	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	4,409	4,401
9	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	3,097	3,084
[7,9]	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	8,341	8,331
9	Swedbank Hypotek AB	1.375%	3/28/18	3,868	3,867
7	Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	44,200	44,327
7	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	12,680	12,897
7	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	14,360	14,399
7	Synchrony Credit Card Master Note Trust 2015-3	2.380%	9/15/23	21,730	22,058
7	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	192	208
[7,9]	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	2,772	2,901
7	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,018	1,037
[7,9]	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,552	2,621
7	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	9,943	9,920
[7,9]	Volkswagen Credit Auto Master Owner Trust
	2014-1A	1.400%	7/22/19	5,080	5,017
[7,9]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	5,160	5,201
7	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	3,258	3,311
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	725	748
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	259	272
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	407	440
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	1,743	1,926

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.298%	7/15/46	272	305
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	120	123
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	240	245
7	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	400	419
7	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	6,400	6,783
7	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.411%	9/15/58	2,960	3,067
7	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	2,520	2,693
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	12/15/47	250	264
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	12/15/47	745	800
9	Westpac Banking Corp.	1.850%	11/26/18	13,270	13,361
9	Westpac Banking Corp.	2.000%	3/3/20	10,646	10,712
9	Westpac Banking Corp.	2.250%	11/9/20	13,440	13,608
9	Westpac Banking Corp.	2.100%	2/25/21	12,480	12,529
[7,9]	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	1,199	1,314
7	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,166	1,242
7	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	584	631
7	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	751	779
7	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,180	3,297
7	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	440	458
7	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	464	495
7	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	440	484
7	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	167	177
7	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	442	473
7	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	878	966
7	WFRBS Commercial Mortgage Trust 2014-C14	3.766%	3/15/47	40	43
7	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	70	77
7	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	720	781
7	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	1,655	1,767
7	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	20	21
7	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	638	694
7	World Financial Network Credit Card Master
	Note Trust Series 2012-D	2.150%	4/17/23	20,637	20,838
7	World Financial Network Credit Card Master
	Note Trust Series 2013-A	1.610%	12/15/21	6,191	6,193
[7,8]	World Financial Network Credit Card Master
	Note Trust Series 2015-A	0.916%	2/15/22	11,160	11,102
7	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	6,400	6,396
7	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	12,760	12,777
7	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	13,950	14,030
7	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	3,200	3,196
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,946,558)					2,958,043

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Corporate Bonds (32.8%)
Finance (17.1%)
Banking (16.1%)
Abbey National Treasury Services plc	1.375%	3/13/17	22,170	22,191
Abbey National Treasury Services plc	1.650%	9/29/17	15,910	15,927
Abbey National Treasury Services plc	3.050%	8/23/18	11,250	11,565
Abbey National Treasury Services plc	2.000%	8/24/18	7,787	7,808
Abbey National Treasury Services plc	2.500%	3/14/19	10,220	10,318
Abbey National Treasury Services plc	2.350%	9/10/19	2,328	2,337
9 ABN AMRO Bank NV	2.500%	10/30/18	2,750	2,793
American Express Credit Corp.	2.800%	9/19/16	21,530	21,720
American Express Credit Corp.	1.550%	9/22/17	3,000	3,008
American Express Credit Corp.	1.875%	11/5/18	7,642	7,688
9 ANZ New Zealand Int’l Ltd.	2.250%	2/1/19	13,630	13,757
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	9,640	9,656
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,590	4,631
Bank of America Corp.	1.750%	6/5/18	1,221	1,221
Bank of America NA	1.125%	11/14/16	6,430	6,443
Bank of America NA	1.250%	2/14/17	37,470	37,516
Bank of America NA	1.650%	3/26/18	15,965	15,939
Bank of America NA	2.050%	12/7/18	16,080	16,190
Bank of Montreal	2.500%	1/11/17	6,143	6,214
Bank of Montreal	1.300%	7/14/17	6,000	6,010
Bank of Montreal	1.400%	4/10/18	2,830	2,832
Bank of Montreal	1.800%	7/31/18	6,855	6,908
Bank of New York Mellon Corp.	4.600%	1/15/20	2,300	2,515
Bank of Nova Scotia	2.550%	1/12/17	12,900	13,052
Bank of Nova Scotia	1.300%	7/21/17	30,420	30,500
Bank of Nova Scotia	1.375%	12/18/17	3,625	3,626
Bank of Nova Scotia	1.700%	6/11/18	11,630	11,686
Bank of Nova Scotia	2.050%	10/30/18	9,095	9,183
Bank of Nova Scotia	2.350%	10/21/20	3,890	3,957
9 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.200%	3/10/17	18,370	18,349
9 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	6,240	6,273
9 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	5,392	5,513
BNP Paribas SA	1.250%	12/12/16	11,940	11,947
BNP Paribas SA	1.375%	3/17/17	22,217	22,259
BNP Paribas SA	2.375%	9/14/17	2,735	2,768
BPCE SA	1.625%	2/10/17	27,385	27,452
BPCE SA	1.625%	1/26/18	11,489	11,438
BPCE SA	2.500%	12/10/18	3,670	3,734
Branch Banking & Trust Co.	1.000%	4/3/17	5,510	5,504
Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,255	1,258
Commonwealth Bank of Australia	1.125%	3/13/17	27,520	27,528
Commonwealth Bank of Australia	1.400%	9/8/17	22,300	22,386
Commonwealth Bank of Australia	1.900%	9/18/17	7,680	7,741
Commonwealth Bank of Australia	1.625%	3/12/18	7,300	7,328
Commonwealth Bank of Australia	2.500%	9/20/18	5,230	5,332
Commonwealth Bank of Australia	1.750%	11/2/18	6,137	6,153
Commonwealth Bank of Australia	2.300%	9/6/19	19,150	19,396
Commonwealth Bank of Australia	2.550%	3/15/21	4,780	4,850
Cooperatieve Rabobank UA	3.375%	1/19/17	9,730	9,906
Cooperatieve Rabobank UA	1.700%	3/19/18	5,500	5,534
Cooperatieve Rabobank UA	2.250%	1/14/19	11,020	11,183

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cooperatieve Rabobank UA	2.500%	1/19/21	1,795	1,814
Credit Suisse	1.375%	5/26/17	9,470	9,444
Credit Suisse	1.750%	1/29/18	12,090	12,115
Credit Suisse	1.700%	4/27/18	13,685	13,639
Fifth Third Bank	2.150%	8/20/18	6,448	6,502
Fifth Third Bank	2.300%	3/15/19	5,252	5,295
Goldman Sachs Group Inc.	5.750%	10/1/16	3,950	4,042
Goldman Sachs Group Inc.	6.250%	9/1/17	16,510	17,550
Goldman Sachs Group Inc.	5.950%	1/18/18	21,905	23,489
Goldman Sachs Group Inc.	2.375%	1/22/18	39,705	40,230
Goldman Sachs Group Inc.	6.150%	4/1/18	24,760	26,786
Goldman Sachs Group Inc.	2.900%	7/19/18	34,109	34,919
Goldman Sachs Group Inc.	2.625%	1/31/19	11,570	11,792
Goldman Sachs Group Inc.	2.550%	10/23/19	9,769	9,925
HSBC Bank USA NA	6.000%	8/9/17	4,605	4,848
HSBC USA Inc.	1.500%	11/13/17	9,630	9,619
HSBC USA Inc.	1.625%	1/16/18	3,210	3,203
Huntington National Bank	2.200%	11/6/18	5,527	5,544
9 ING Bank NV	2.300%	3/22/19	18,176	18,368
JPMorgan Chase & Co.	1.350%	2/15/17	38,460	38,537
JPMorgan Chase & Co.	2.000%	8/15/17	58,085	58,698
JPMorgan Chase & Co.	6.000%	1/15/18	46,352	49,916
JPMorgan Chase & Co.	1.800%	1/25/18	12,966	13,022
JPMorgan Chase & Co.	1.700%	3/1/18	29,082	29,182
JPMorgan Chase & Co.	2.200%	10/22/19	18,791	19,119
JPMorgan Chase & Co.	2.550%	10/29/20	5,487	5,551
JPMorgan Chase Bank NA	6.000%	10/1/17	11,790	12,510
KeyBank NA	2.350%	3/8/19	6,798	6,854
Lloyds Bank plc	4.200%	3/28/17	3,210	3,299
Lloyds Bank plc	1.750%	5/14/18	6,160	6,154
Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,180	9,186
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	11,815	12,078
9 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	5,960	6,059
Morgan Stanley	5.550%	4/27/17	9,044	9,424
Morgan Stanley	1.875%	1/5/18	6,400	6,422
Morgan Stanley	2.125%	4/25/18	30,756	30,972
Morgan Stanley	2.500%	1/24/19	6,470	6,584
Morgan Stanley	2.375%	7/23/19	8,621	8,710
Morgan Stanley	5.625%	9/23/19	1,721	1,915
MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,779
MUFG Union Bank NA	1.500%	9/26/16	3,935	3,943
MUFG Union Bank NA	2.125%	6/16/17	4,820	4,847
MUFG Union Bank NA	2.625%	9/26/18	5,970	6,069
MUFG Union Bank NA	2.250%	5/6/19	4,580	4,607
National Australia Bank Ltd.	2.750%	3/9/17	3,670	3,725
National Australia Bank Ltd.	1.875%	7/23/18	9,070	9,119
National Australia Bank Ltd.	2.300%	7/25/18	3,860	3,914
National Australia Bank Ltd.	2.000%	1/14/19	6,293	6,342
National Bank of Canada	2.100%	12/14/18	6,815	6,875
9 Nordea Bank AB	1.875%	9/17/18	3,135	3,146
9 Nordea Bank AB	2.500%	9/17/20	4,860	4,921
PNC Bank NA	1.150%	11/1/16	4,202	4,209
PNC Bank NA	1.125%	1/27/17	6,620	6,628
PNC Bank NA	1.500%	10/18/17	15,560	15,571

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PNC Bank NA	1.500%	2/23/18	11,800	11,799
PNC Bank NA	1.600%	6/1/18	15,200	15,227
PNC Bank NA	1.800%	11/5/18	15,736	15,817
PNC Bank NA	1.950%	3/4/19	22,720	22,939
PNC Funding Corp.	2.700%	9/19/16	7,953	8,009
Royal Bank of Canada	1.450%	9/9/16	6,430	6,446
Royal Bank of Canada	1.400%	10/13/17	7,320	7,356
Royal Bank of Canada	2.200%	7/27/18	10,136	10,305
Royal Bank of Canada	1.800%	7/30/18	2,411	2,424
Royal Bank of Canada	2.000%	12/10/18	5,235	5,290
Royal Bank of Canada	2.350%	10/30/20	11,989	12,164
Royal Bank of Canada	2.500%	1/19/21	3,945	4,036
Royal Bank of Canada	2.300%	3/22/21	12,175	12,167
Svenska Handelsbanken AB	2.250%	6/17/19	5,500	5,587
Toronto-Dominion Bank	1.125%	5/2/17	11,020	11,028
Toronto-Dominion Bank	1.625%	3/13/18	31,935	32,075
Toronto-Dominion Bank	1.400%	4/30/18	5,340	5,333
Toronto-Dominion Bank	1.750%	7/23/18	9,210	9,252
UBS AG	1.800%	3/26/18	23,725	23,801
US Bank NA	1.100%	1/30/17	4,130	4,136
US Bank NA	1.375%	9/11/17	7,810	7,811
US Bank NA	1.350%	1/26/18	6,175	6,184
Wachovia Corp.	5.625%	10/15/16	4,590	4,701
Wachovia Corp.	5.750%	6/15/17	12,900	13,583
Wachovia Corp.	5.750%	2/1/18	12,660	13,634
Wells Fargo & Co.	2.100%	5/8/17	8,870	8,970
Wells Fargo & Co.	1.150%	6/2/17	6,900	6,897
Wells Fargo & Co.	1.400%	9/8/17	14,380	14,407
Wells Fargo & Co.	5.625%	12/11/17	3,210	3,441
Wells Fargo & Co.	1.500%	1/16/18	21,106	21,219
Wells Fargo & Co.	2.150%	1/15/19	9,122	9,268
Wells Fargo & Co.	2.125%	4/22/19	6,430	6,534
Wells Fargo Bank NA	1.650%	1/22/18	21,087	21,257
Westpac Banking Corp.	1.050%	11/25/16	3,310	3,314
Westpac Banking Corp.	1.200%	5/19/17	17,804	17,789
Westpac Banking Corp.	2.000%	8/14/17	12,860	13,037
Westpac Banking Corp.	1.600%	1/12/18	3,390	3,399
Westpac Banking Corp.	1.550%	5/25/18	19,060	19,066
Westpac Banking Corp.	2.250%	7/30/18	9,010	9,131
Westpac Banking Corp.	4.875%	11/19/19	2,750	3,037

Brokerage (0.2%)
Charles Schwab Corp.	1.500%	3/10/18	9,125	9,181
NYSE Euronext	2.000%	10/5/17	11,210	11,304

Insurance (0.8%)
CHUBB INA Holdings Inc.	2.300%	11/3/20	6,294	6,410
Berkshire Hathaway Finance Corp.	1.450%	3/7/18	2,860	2,884
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	7,900	8,009
Berkshire Hathaway Inc.	1.900%	1/31/17	2,350	2,372
9 MassMutual Global Funding II	2.000%	4/5/17	9,180	9,295
9 MassMutual Global Funding II	2.100%	8/2/18	3,113	3,154
MetLife Inc.	1.903%	12/15/17	18,000	18,129
9 Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	1,010

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
9 Reliance Standard Life Global Funding II	2.150%	10/15/18	15,550	15,563
9 Reliance Standard Life Global Funding II	3.050%	1/20/21	1,610	1,637
UnitedHealth Group Inc.	1.450%	7/17/17	4,900	4,928
UnitedHealth Group Inc.	1.400%	12/15/17	2,295	2,307
UnitedHealth Group Inc.	1.900%	7/16/18	2,610	2,649

Real Estate Investment Trusts (0.0%)
Simon Property Group LP	3.375%	3/15/22	2,230	2,357
				1,766,093
Industrial (14.6%)
Basic Industry (0.4%)
Air Products & Chemicals Inc.	1.200%	10/15/17	920	920
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	23,815	23,876
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	3,320	3,443
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	4,590	4,592
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	2,060	2,317
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,940	1,978
Praxair Inc.	4.500%	8/15/19	1,570	1,713

Capital Goods (3.2%)
Boeing Capital Corp.	2.900%	8/15/18	3,000	3,123
Boeing Capital Corp.	4.700%	10/27/19	4,590	5,082
Boeing Co.	0.950%	5/15/18	12,900	12,869
Boeing Co.	1.650%	10/30/20	1,525	1,526
Boeing Co.	2.350%	10/30/21	3,860	3,966
Caterpillar Financial Services Corp.	1.500%	2/23/18	17,560	17,669
Caterpillar Financial Services Corp.	5.450%	4/15/18	2,470	2,681
Caterpillar Financial Services Corp.	2.250%	12/1/19	13,660	13,993
Danaher Corp.	5.625%	1/15/18	2,700	2,908
Danaher Corp.	1.650%	9/15/18	3,125	3,170
Danaher Corp.	5.400%	3/1/19	9,105	10,072
General Dynamics Corp.	1.000%	11/15/17	17,115	17,187
General Electric Capital Corp.	5.625%	9/15/17	10,423	11,124
General Electric Capital Corp.	1.600%	11/20/17	10,455	10,602
General Electric Capital Corp.	5.550%	5/4/20	3,480	4,000
General Electric Capital Corp.	4.375%	9/16/20	4,880	5,443
General Electric Co.	5.250%	12/6/17	46,376	49,706
Honeywell International Inc.	5.300%	3/15/17	5,775	6,018
Honeywell International Inc.	5.300%	3/1/18	22,602	24,429
Honeywell International Inc.	5.000%	2/15/19	7,285	8,048
John Deere Capital Corp.	1.200%	10/10/17	1,380	1,382
John Deere Capital Corp.	1.550%	12/15/17	13,745	13,843
John Deere Capital Corp.	5.350%	4/3/18	3,660	3,951
John Deere Capital Corp.	1.750%	8/10/18	4,570	4,610
John Deere Capital Corp.	5.750%	9/10/18	12,315	13,630
John Deere Capital Corp.	1.950%	12/13/18	2,695	2,734
John Deere Capital Corp.	1.950%	1/8/19	15,070	15,289
John Deere Capital Corp.	1.950%	3/4/19	2,300	2,337
John Deere Capital Corp.	2.375%	7/14/20	6,140	6,251
Precision Castparts Corp.	1.250%	1/15/18	2,880	2,882
Raytheon Co.	6.750%	3/15/18	4,400	4,868
Raytheon Co.	6.400%	12/15/18	16,305	18,478
9 Siemens Financieringsmaatschappij NV	1.450%	5/25/18	24,135	24,214
9 Siemens Financieringsmaatschappij NV	2.150%	5/27/20	4,680	4,735
United Technologies Corp.	5.375%	12/15/17	2,882	3,091

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Communication (1.1%)
America Movil SAB de CV	2.375%	9/8/16	23,638	23,736
America Movil SAB de CV	5.625%	11/15/17	13,700	14,549
America Movil SAB de CV	5.000%	3/30/20	1,265	1,400
Comcast Corp.	6.500%	1/15/17	5,635	5,880
Comcast Corp.	6.300%	11/15/17	29,925	32,415
Comcast Corp.	5.875%	2/15/18	11,900	12,929
Comcast Corp.	5.700%	5/15/18	21,455	23,459

Consumer Cyclical (2.1%)
Alibaba Group Holding Ltd.	1.625%	11/28/17	10,000	9,994
American Honda Finance Corp.	0.950%	5/5/17	2,975	2,976
American Honda Finance Corp.	1.550%	12/11/17	4,238	4,264
American Honda Finance Corp.	1.500%	3/13/18	4,560	4,579
American Honda Finance Corp.	1.600%	7/13/18	2,910	2,928
American Honda Finance Corp.	2.125%	10/10/18	11,670	11,883
American Honda Finance Corp.	1.700%	2/22/19	11,000	11,093
Costco Wholesale Corp.	5.500%	3/15/17	6,395	6,684
9 Daimler Finance North America LLC	1.125%	3/10/17	6,145	6,142
9 Daimler Finance North America LLC	1.875%	1/11/18	9,105	9,160
9 Daimler Finance North America LLC	1.650%	3/2/18	6,630	6,639
9 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	11,968	12,150
9 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	1,097	1,111
9 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	6,360	6,474
9 Harley-Davidson Funding Corp.	6.800%	6/15/18	415	458
Lowe’s Cos. Inc.	1.625%	4/15/17	9,180	9,252
9 Nissan Motor Acceptance Corp.	2.000%	3/8/19	6,090	6,128
PACCAR Financial Corp.	1.600%	3/15/17	1,900	1,915
PACCAR Financial Corp.	1.100%	6/6/17	4,590	4,596
PACCAR Financial Corp.	1.400%	11/17/17	4,565	4,583
PACCAR Financial Corp.	1.750%	8/14/18	910	917
Target Corp.	2.300%	6/26/19	5,965	6,149
TJX Cos. Inc.	6.950%	4/15/19	4,130	4,819
Toyota Motor Credit Corp.	1.375%	1/10/18	9,375	9,427
Toyota Motor Credit Corp.	1.450%	1/12/18	10,965	11,016
Toyota Motor Credit Corp.	1.550%	7/13/18	3,900	3,933
Visa Inc.	1.200%	12/14/17	27,405	27,572
Wal-Mart Stores Inc.	5.800%	2/15/18	15,825	17,267
Wal-Mart Stores Inc.	1.125%	4/11/18	12,380	12,479

Consumer Noncyclical (3.2%)
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	240	241
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	50,000	50,675
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	4,475	5,214
AstraZeneca plc	5.900%	9/15/17	4,750	5,069
AstraZeneca plc	1.750%	11/16/18	8,756	8,841
Coca-Cola Co.	3.150%	11/15/20	3,700	3,967
Eli Lilly & Co.	1.250%	3/1/18	9,125	9,193
Gilead Sciences Inc.	1.850%	9/4/18	4,115	4,190
Gilead Sciences Inc.	2.350%	2/1/20	4,545	4,659
Gilead Sciences Inc.	2.550%	9/1/20	10,905	11,231
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	27,208	29,805
GlaxoSmithKline Capital plc	1.500%	5/8/17	12,050	12,133
Hershey Co.	1.600%	8/21/18	4,340	4,381
Hershey Co.	4.125%	12/1/20	10,000	11,052

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Medtronic Inc.	1.500%	3/15/18	9,000	9,087
Medtronic Inc.	1.375%	4/1/18	11,700	11,771
Merck & Co. Inc.	1.300%	5/18/18	11,040	11,129
Merck Sharp & Dohme Corp.	5.000%	6/30/19	4,205	4,692
PepsiCo Inc.	1.125%	7/17/17	26,730	26,859
PepsiCo Inc.	1.000%	10/13/17	9,000	9,021
PepsiCo Inc.	1.250%	4/30/18	13,500	13,606
PepsiCo Inc.	5.000%	6/1/18	7,250	7,859
PepsiCo Inc.	1.500%	2/22/19	9,090	9,198
Pfizer Inc.	0.900%	1/15/17	3,004	3,006
Pfizer Inc.	1.100%	5/15/17	9,180	9,213
Pfizer Inc.	6.200%	3/15/19	9,090	10,338
Philip Morris International Inc.	1.250%	8/11/17	12,770	12,824
Philip Morris International Inc.	1.250%	11/9/17	6,375	6,407
Philip Morris International Inc.	1.875%	1/15/19	3,937	4,000
9 Roche Holdings Inc.	2.250%	9/30/19	8,575	8,831
Sanofi	1.250%	4/10/18	5,680	5,712
9 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	6,430	6,447

Energy (2.2%)
BP Capital Markets plc	2.248%	11/1/16	10,100	10,160
BP Capital Markets plc	1.846%	5/5/17	5,756	5,776
BP Capital Markets plc	1.375%	11/6/17	6,500	6,469
BP Capital Markets plc	1.674%	2/13/18	18,727	18,750
BP Capital Markets plc	1.375%	5/10/18	9,000	8,946
BP Capital Markets plc	2.241%	9/26/18	13,800	13,945
BP Capital Markets plc	4.500%	10/1/20	2,750	3,009
Chevron Corp.	1.344%	11/9/17	27,400	27,559
Chevron Corp.	1.365%	3/2/18	13,330	13,378
Chevron Corp.	1.718%	6/24/18	7,310	7,384
Chevron Corp.	2.193%	11/15/19	4,500	4,599
Chevron Corp.	2.427%	6/24/20	4,000	4,085
Dominion Gas Holdings LLC	2.500%	12/15/19	1,830	1,858
Exxon Mobil Corp.	1.305%	3/6/18	9,125	9,165
Occidental Petroleum Corp.	1.750%	2/15/17	12,860	12,887
9 Schlumberger Investment SA	1.950%	9/14/16	2,585	2,577
9 Schlumberger Norge AS	1.950%	9/14/16	1,840	1,834
Shell International Finance BV	1.625%	11/10/18	13,750	13,785
Shell International Finance BV	2.000%	11/15/18	9,200	9,316
Total Capital International SA	1.000%	1/10/17	6,500	6,460
Total Capital International SA	1.500%	2/17/17	3,670	3,677
Total Capital International SA	1.550%	6/28/17	12,470	12,499
Total Capital International SA	2.125%	1/10/19	4,150	4,200
Total Capital SA	2.125%	8/10/18	17,254	17,536
Total Capital SA	4.450%	6/24/20	5,000	5,473

Other Industrial (0.2%)
9 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	14,665	17,048

Technology (1.8%)
Apple Inc.	0.900%	5/12/17	29,105	29,154
Apple Inc.	1.000%	5/3/18	21,008	21,040
Apple Inc.	1.700%	2/22/19	23,845	24,174
Baidu Inc.	3.250%	8/6/18	10,100	10,357
Cisco Systems Inc.	1.400%	2/28/18	9,090	9,173

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cisco Systems Inc.	1.650%	6/15/18	3,620	3,674
EMC Corp.	1.875%	6/1/18	6,900	6,750
Intel Corp.	1.350%	12/15/17	27,490	27,723
Microsoft Corp.	1.300%	11/3/18	9,145	9,232
Oracle Corp.	1.200%	10/15/17	20,015	20,129
Oracle Corp.	5.750%	4/15/18	10,553	11,540
Oracle Corp.	2.375%	1/15/19	8,480	8,794
Oracle Corp.	5.000%	7/8/19	1,885	2,113
QUALCOMM Inc.	1.400%	5/18/18	3,305	3,323

Transportation (0.4%)
Burlington Northern Santa Fe LLC	4.700%	10/1/19	3,270	3,613
Canadian National Railway Co.	5.850%	11/15/17	6,045	6,452
7 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	4,407	4,925
United Parcel Service Inc.	5.500%	1/15/18	4,565	4,932
United Parcel Service Inc.	5.125%	4/1/19	23,480	26,075
				1,511,905
Utilities (1.1%)
Electric (1.1%)
Arizona Public Service Co.	8.750%	3/1/19	760	904
Commonwealth Edison Co.	6.150%	9/15/17	8,360	8,941
Commonwealth Edison Co.	5.800%	3/15/18	5,390	5,830
Connecticut Light & Power Co.	5.500%	2/1/19	2,230	2,473
Duke Energy Florida LLC	5.650%	6/15/18	7,590	8,291
Georgia Power Co.	5.700%	6/1/17	12,860	13,509
Georgia Power Co.	1.950%	12/1/18	6,205	6,272
MidAmerican Energy Co.	2.400%	3/15/19	2,785	2,862
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	1,650	1,770
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	10,152	12,383
Pacific Gas & Electric Co.	5.625%	11/30/17	20,020	21,375
Pacific Gas & Electric Co.	8.250%	10/15/18	1,370	1,594
Pacific Gas & Electric Co.	3.500%	10/1/20	7,305	7,766
PacifiCorp	3.850%	6/15/21	1,150	1,250
Public Service Electric & Gas Co.	2.300%	9/15/18	7,200	7,353
Public Service Electric & Gas Co.	2.000%	8/15/19	7,300	7,388
Public Service Electric & Gas Co.	3.500%	8/15/20	1,182	1,260
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,240	1,394
Wisconsin Electric Power Co.	1.700%	6/15/18	4,660	4,683
				117,298
Total Corporate Bonds (Cost $3,375,748)				3,395,296
Sovereign Bonds (U.S. Dollar-Denominated) (8.8%)
Asian Development Bank	0.750%	1/11/17	25,000	25,015
9 Banco del Estado de Chile	2.000%	11/9/17	7,095	7,098
9 Bank Nederlandse Gemeenten	1.125%	9/12/16	7,350	7,358
9 Bank Nederlandse Gemeenten	0.875%	2/21/17	14,700	14,711
9 Caisse d’Amortissement de la Dette Sociale	1.125%	1/30/17	4,350	4,366
9 Caisse d’Amortissement de la Dette Sociale	1.375%	1/29/18	1,825	1,841
CNOOC Finance 2013 Ltd.	1.125%	5/9/16	1,800	1,800
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	16,820	16,739
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,050	1,046
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	16,425	16,414

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
9	CNPC General Capital Ltd.	1.450%	4/16/16	1,000	1,000
	Corp. Andina de Fomento	1.500%	8/8/17	14,590	14,591
9	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,975	10,191
9	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	2,375	2,288
9	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	6,875	7,091
[9,10] Development Bank of Japan Inc.		1.625%	10/5/16	2,750	2,760
10	Development Bank of Japan Inc.	5.125%	2/1/17	2,750	2,842
[9,11] Dexia Credit Local SA		1.250%	10/18/16	5,500	5,498
9	Electricite de France SA	1.150%	1/20/17	13,775	13,754
9	Electricite de France SA	6.500%	1/26/19	1,825	2,045
	European Investment Bank	2.125%	7/15/16	2,750	2,762
	European Investment Bank	1.750%	3/15/17	8,275	8,351
	European Investment Bank	1.625%	6/15/17	2,300	2,323
	European Investment Bank	1.000%	3/15/18	13,775	13,776
	European Investment Bank	1.875%	3/15/19	18,375	18,775
	European Investment Bank	2.500%	4/15/21	11,025	11,560
9	Export-Import Bank of China/The via Avi
	Funding Co. Ltd.	2.850%	9/16/20	6,700	6,854
	Export-Import Bank of Korea	4.000%	1/11/17	50,806	51,935
	Export-Import Bank of Korea	5.125%	6/29/20	1,375	1,551
	Export-Import Bank of Korea	4.000%	1/29/21	4,775	5,208
	FMS Wertmanagement AoeR	1.125%	9/5/17	4,580	4,596
	FMS Wertmanagement AoeR	1.625%	11/20/18	9,175	9,306
12	Hydro-Quebec	2.000%	6/30/16	17,900	17,961
	Hydro-Quebec	1.375%	6/19/17	15,327	15,408
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,500	4,541
	Inter-American Development Bank	0.875%	11/15/16	9,175	9,166
	Inter-American Development Bank	1.125%	3/15/17	4,600	4,614
	Inter-American Development Bank	2.375%	8/15/17	6,425	6,555
	Inter-American Development Bank	2.125%	11/9/20	1,800	1,857
	International Bank for Reconstruction &
	Development	1.000%	9/15/16	13,775	13,796
	International Bank for Reconstruction &
	Development	0.625%	10/14/16	20,000	19,976
	International Finance Corp.	1.125%	11/23/16	4,400	4,407
	International Finance Corp.	1.750%	9/4/18	15,600	15,839
9	IPIC GMTN Ltd.	3.750%	3/1/17	1,700	1,734
10	Japan Bank for International Cooperation	1.750%	7/31/18	4,600	4,631
10	Japan Bank for International Cooperation	1.750%	11/13/18	7,575	7,615
9	Japan Finance Organization for Municipalities	2.125%	3/6/19	13,775	13,953
13	KFW	2.000%	6/1/16	16,075	16,112
13	KFW	1.250%	10/5/16	4,600	4,616
13	KFW	1.250%	2/15/17	9,175	9,214
13	KFW	1.000%	6/11/18	11,475	11,475
13	KFW	1.875%	4/1/19	4,600	4,702
13	KFW	4.000%	1/27/20	4,125	4,531
13	KFW	2.625%	1/25/22	4,600	4,850
13	KFW	2.125%	1/17/23	1,825	1,868
9	Kingdom of Sweden	1.000%	11/15/16	6,425	6,438
9	Kommunalbanken AS	1.000%	3/15/18	2,750	2,748
9	Kommunalbanken AS	1.125%	5/23/18	7,350	7,352
9	Kommunalbanken AS	2.125%	3/15/19	12,850	13,215
9	Kommunalbanken AS	1.750%	5/28/19	13,775	13,991
9	Kommuninvest I Sverige AB	0.875%	12/13/16	6,425	6,431

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
9	Kommuninvest I Sverige AB	1.000%	10/24/17	2,750	2,752
	Korea Development Bank	4.000%	9/9/16	9,210	9,331
	Korea Development Bank	3.875%	5/4/17	9,200	9,461
	Korea Development Bank	2.250%	8/7/17	7,115	7,196
	Korea Development Bank	3.500%	8/22/17	6,775	6,971
	Korea Development Bank	4.625%	11/16/21	1,800	2,035
9	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,075
9	Korea Expressway Corp.	1.625%	4/28/17	32,150	32,214
9	Korea Expressway Corp.	1.875%	10/22/17	1,800	1,811
9	Korea Gas Corp.	2.875%	7/29/18	7,350	7,534
9	Korea Land & Housing Corp.	1.875%	8/2/17	4,600	4,606
	Korea National Oil Corp.	3.125%	4/3/17	4,600	4,676
9	Korea National Oil Corp.	2.750%	1/23/19	18,375	18,829
9	Korea Resources Corp.	2.125%	5/2/18	2,750	2,771
13	Landwirtschaftliche Rentenbank	2.125%	7/15/16	4,600	4,619
9	Municipality Finance plc	1.125%	4/17/18	2,300	2,303
9	Nederlandse Waterschapsbank NV	1.875%	3/13/19	7,350	7,523
	North American Development Bank	2.300%	10/10/18	2,400	2,455
14	Oesterreichische Kontrollbank AG	2.000%	6/3/16	4,600	4,610
9	Province of Alberta	1.000%	6/21/17	2,750	2,754
9	Province of Alberta	1.750%	8/26/20	8,600	8,686
	Province of British Columbia	2.100%	5/18/16	2,575	2,580
	Province of Manitoba	2.100%	9/6/22	1,275	1,283
	Province of Ontario	2.300%	5/10/16	15,655	15,685
	Province of Ontario	1.600%	9/21/16	13,193	13,237
	Province of Ontario	1.100%	10/25/17	21,125	21,162
	Province of Ontario	1.625%	1/18/19	16,500	16,687
	Province of Ontario	4.000%	10/7/19	2,375	2,574
	Province of Ontario	4.400%	4/14/20	1,375	1,526
	Quebec	2.750%	8/25/21	5,825	6,064
[7,9]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.832%	9/30/16	814	825
	Republic of Korea	5.125%	12/7/16	19,800	20,351
	Republic of Poland	6.375%	7/15/19	17,261	19,646
	Republic of Poland	5.000%	3/23/22	11,360	12,714
	Republic of Poland	3.250%	4/6/26	7,500	7,444
9	Sinopec Capital 2013 Ltd.	1.250%	4/24/16	4,600	4,600
9	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	2,000	2,025
9	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	9,175	9,387
	State of Israel	3.150%	6/30/23	1,800	1,885
9	State of Qatar	3.125%	1/20/17	2,300	2,335
	Statoil ASA	1.250%	11/9/17	25,000	24,956
	Statoil ASA	1.200%	1/17/18	1,550	1,539
	Statoil ASA	1.950%	11/8/18	13,775	13,853
	Statoil ASA	3.150%	1/23/22	2,700	2,773
	Statoil ASA	2.650%	1/15/24	1,825	1,776
	Svensk Exportkredit AB	1.125%	4/5/18	5,475	5,477
9	Temasek Financial I Ltd.	4.300%	10/25/19	2,250	2,456
9	Temasek Financial I Ltd.	2.375%	1/23/23	4,600	4,637
Total Sovereign Bonds (Cost $901,184)					909,730

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.2%)
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	1.298%	7/1/16	2,300	2,304
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	1,825	1,843
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue 2010-EGSL	3.220%	2/1/21	4,731	4,843
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue 2010-ELL	3.450%	2/1/22	10,837	11,222
Princeton University New Jersey GO	4.950%	3/1/19	5,975	6,611
Total Taxable Municipal Bonds (Cost $26,380)				26,823

			Shares
Temporary Cash Investment (2.2%)
Money Market Fund (2.2%)
15 Vanguard Market Liquidity Fund, 0.495% (Cost $227,282)			227,281,691	227,282
Total Investments (101.3%) (Cost $10,436,011)				10,484,787

				Amount
				($000)
Other Assets and Liabilities (-1.3%)
Other Assets
Investment in Vanguard				921
Receivables for Investment Securities Sold				193,826
Receivables for Accrued Income				36,185
Other Assets				1,342
Total Other Assets				232,274
Liabilities
Payables for Investment Securities Purchased				(362,505)
Payables to Vanguard				(881)
Other Liabilities				(4,737)
Total Liabilities				(368,123)
Net Assets (100%)
Applicable to 749,721,183 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				10,348,938
Net Asset Value Per Share				$13.80

Institutional Short-Term Bond Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,307,707
Overdistributed Net Investment Income	(769)
Accumulated Net Realized Losses	(2,043)
Unrealized Appreciation (Depreciation)
Investment Securities	48,776
Futures Contracts	83
Swap Contracts	(4,816)
Net Assets	10,348,938

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,604,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $306,000 have been segregated as collateral for open over-the-counter swap contracts.
3 Securities with a value of $8,245,000 have been segregated as initial margin for open cleared swap contracts.
4 U.S. government-guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Adjustable-rate security.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate value of these securities was $1,226,771,000, representing 11.9% of net assets.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Republic of France.
12 Guaranteed by Province of Quebec.
13 Guaranteed by the Federal Republic of Germany.
14 Guaranteed by the Republic of Austria.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Interest[1]	69,184
Total Income	69,184
Expenses
The Vanguard Group—Note B
Investment Advisory Services	144
Management and Administrative	754
Marketing and Distribution	79
Custodian Fees	63
Trustees’ Fees and Expenses	2
Total Expenses	1,042
Net Investment Income	68,142
Realized Net Gain (Loss)
Investment Securities Sold	137
Futures Contracts	(2,221)
Swap Contracts	(606)
Realized Net Gain (Loss)	(2,690)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	14,119
Futures Contracts	1,837
Swap Contracts	(1,576)
Change in Unrealized Appreciation (Depreciation)	14,380
Net Increase (Decrease) in Net Assets Resulting from Operations	79,832
1 Interest income from an affiliated company of the fund was $241,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

		June 19,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,142	34,425
Realized Net Gain (Loss)	(2,690)	4,586
Change in Unrealized Appreciation (Depreciation)	14,380	29,663
Net Increase (Decrease) in Net Assets Resulting from Operations	79,832	68,674
Distributions
Net Investment Income	(68,670)	(35,129)
Realized Capital Gain [2]	(2,233)	—
Total Distributions	(70,903)	(35,129)
Capital Share Transactions
Issued	29,962	10,243,597[3]
Issued in Lieu of Cash Distributions	70,903	35,129
Redeemed	(31,271)	(41,856)
Net Increase (Decrease) from Capital Share Transactions	69,594	10,236,870
Total Increase (Decrease)	78,523	10,270,415
Net Assets
Beginning of Period	10,270,415	—
End of Period[4]	10,348,938	10,270,415

1 Commencement of operations as a registered investment company.
2 Includes fiscal 2016 short-term gain distributions totaling $2,233,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Short-Term Bond Trust. See Note G in Notes to Financial Statements.
4 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($769,000) and ($209,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

	Six Months	June 19,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$13.79	$13.79
Investment Operations
Net Investment Income	. 091	. 047
Net Realized and Unrealized Gain (Loss) on Investments	.014	.001
Total from Investment Operations	.105	.048
Distributions
Dividends from Net Investment Income	(.092)	(.048)
Distributions from Realized Capital Gains	(.003)	—
Total Distributions	(. 095)	(. 048)
Net Asset Value, End of Period	$13.80	$13.79

Total Return	0.77%	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,349	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	1.33%	1.22%[2]
Portfolio Turnover Rate	136%	28%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations as a registered investment company.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 13% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Institutional Short-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may

Institutional Short-Term Bond Fund

terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 13% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

Institutional Short-Term Bond Fund

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $921,000, representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,967,613	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,957,487	556
Corporate Bonds	—	3,395,296	—
Sovereign Bonds	—	902,286	7,444
Taxable Municipal Bonds	—	26,823	—
Temporary Cash Investments	227,282	—	—
Futures Contracts—Assets[1]	580	—	—
Futures Contracts—Liabilities[1]	(1,138)	—	—
Swap Contracts—Assets	258[1]	352	—
Swap Contracts—Liabilities	(637)[1]	(56)	—
Total	226,345	10,249,801	8,000
1 Represents variation margin on the last day of the reporting period.

Institutional Short-Term Bond Fund

D. At March 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	838	352	1,190
Other Liabilities	(1,775)	(56)	(1,831)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended March 31, 2016, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,221)	—	(2,221)
Swap Contracts	(1,903)	1,297	(606)
Realized Net Gain (Loss) on Derivatives	(4,124)	1,297	(2,827)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,837	—	1,837
Swap Contracts	(3,177)	1,601	(1,576)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,340)	1,601	261

At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	June 2016	5,796	1,267,875	840
5-Year U.S. Treasury Note	June 2016	(3,753)	(454,729)	(600)
10-Year U.S. Treasury Note	June 2016	(443)	(57,763)	(103)
Ultra 10-Year U.S. Treasury Note	June 2016	(307)	(43,210)	(33)
Ultra Long U. S. Treasury Bond	June 2016	56	9,662	(64)
30-Year U. S. Treasury Bond	June 2016	(29)	(4,769)	43
				83

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Institutional Short-Term Bond Fund

At March 31, 2016, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A1	6/20/21	BNPSW	13,000	376	1.000	24
Federation of Malaysia/A1	6/20/21	BARC	16,500	479	1.000	33
People’s Republic of China/Aa3	12/20/20	GSCM	6,100	120	1.000	77
People’s Republic of China/Aa3	12/20/20	JPMC	6,200	83	1.000	39
Republic of Chile/Aa3	12/20/20	GSCM	7,200	117	1.000	161
Republic of Chile/Aa3	6/20/21	JPMC	7,600	(19)	1.000	(4)
Republic of Chile/Aa3	6/20/21	BNPSW	3,750	11	1.000	18
Republic of Chile/Aa3	6/20/21	BNPSW	18,750	(56)	1.000	(19)
			79,100			329

Credit Protection Purchased
EI du Pont de Nemours & Co.	12/20/20	JPMC	4,915	112	(1.000)	(33)
						296
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
6/15/17	6/15/16[1]	CME	148,925	(1.000)	0.000[2]	(111)
8/15/17	NA	LCH	150,000	0.981	(0.436)[3]	717
3/15/18	NA	CME	84,500	0.899	(0.436)[3]	341
6/15/18	6/15/16[1]	CME	584,000	1.250	(0.000)[2]	1,040
9/7/18	NA	CME	14,593	(0.907)	0.441[3]	(327)
12/15/18	NA	CME	18,881	(1.470)	0.436[3]	(350)

Institutional Short-Term Bond Fund

Centrally Cleared Interest Rate Swaps (continued)
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
6/15/19	6/15/16[1]	CME	2,500	1.500	(0.000)[2]	12
8/15/19	NA	LCH	70,000	(1.524)	0.436[3]	(1,543)
6/15/20	6/15/16[1]	CME	43,950	(1.750)	0.000[2]	(165)
8/15/20	NA	LCH	200,000	(1.486)	0.436[3]	(4,324)
6/15/21	6/15/16[1]	CME	70,000	(2.000)	0.000[2]	(380)
6/15/23	6/15/16[1]	CME	5,900	(2.000)	0.000[2]	(22)
						(5,112)
CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $32,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

At March 31, 2016, the cost of investment securities for tax purposes was $10,436,011,000.

Net unrealized appreciation of investment securities for tax purposes was $48,776,000, consisting of unrealized gains of $58,256,000 on securities that had risen in value since their purchase and $9,480,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $1,637,796,000 of investment securities and sold $1,389,902,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,178,964,000 and $5,460,079,000, respectively.

Institutional Short-Term Bond Fund

G. On June 19, 2015, the fund acquired all of the net assets of Vanguard Fiduciary Trust Company Short-Term Bond Trust (the “trust”). The trust’s net assets transferred to the fund were $9,958,882,000, including $33,986,000 of unrealized appreciation. These net assets were exchanged on a tax-free basis for 722,013,000 shares of the fund. Immediately following the transfer on June 19, 2015, unitholders of the trust received those 722,013,000 shares of the fund in exchange for their 722,013,000 units of the trust, and the trust ceased operations.

H. Capital shares issued and redeemed were:

	Six Months Ended	June 19, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	2,187	745,145
Issued in Lieu of Cash Distributions	5,154	2,549
Redeemed	(2,275)	(3,039)
Net Increase (Decrease) in Shares Outstanding	5,066	744,655
1 Commencement of operations as a registered investment company.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Fund Profile
As of March 31, 2016

Financial Attributes
		Barclays
		U.S.	Barclays
		Intermediate	U.S.
		Aggregate	Aggregate
		ex Baa	Bond
	Fund	Index	Index
Number of Bonds	1,021	5,222	9,703
Yield to Maturity
(before expenses)	1.7%	1.7%	2.2%
Average Coupon	2.7%	2.7%	3.2%
Average Duration	3.6 years	3.6 years	5.5 years
Average Effective
Maturity	4.3 years	4.8 years	7.7 years
Ticker Symbol	VIITX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.89%	—	—
Short-Term
Reserves	5.0%	—	—

Volatility Measures
	Barclays U.S.
	Intermediate	Barclays U.S.
	Aggregate ex	Aggregate Bond
	Baa Index	Index
R-Squared	0.98	0.95
Beta	0.96	0.68
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)
Asset-Backed	8.6%
Commercial Mortgage-Backed	3.4
Finance	9.9
Foreign	5.7
Government Mortgage-Backed	26.8
Industrial	9.9
Treasury/Agency	34.6
Utilities	1.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

U.S. Government	55.6%
Aaa	14.2
Aa	7.8
A	17.1
Not Rated	5.3
Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	5.8%
1 - 3 Years	23.0
3 - 5 Years	41.9
5 - 7 Years	17.3
7 - 10 Years	11.5
10 - 20 Years	0.5

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.02%.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016
				Barclays U.S.
				Intermediate
				Aggregate ex
		Institutional Plus Shares		Baa Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	0.00%	3.92%	3.92%	3.87%
2007	0.00	5.32	5.32	5.37
2008	0.00	3.46	3.46	4.54
2009	0.00	9.36	9.36	9.18
2010	0.00	7.42	7.42	7.07
2011	0.00	3.96	3.96	4.24
2012	0.00	4.58	4.58	3.83
2013	0.00	-0.76	-0.76	-0.81
2014	0.00	2.50	2.50	2.46
2015	0.56	2.43	2.99	3.16
2016	1.02	0.87	1.89	1.75
Note: For 2016, performance data reflect the six months ended March 31, 2016.

The Fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception Date	One Year	Five Years	Income	Capital	Ten Years
Institutional Plus Shares	11/30/1997	2.48%	3.05%	0.16%	4.23%	4.39%

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (61.7%)
U.S. Government Securities (29.5%)
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	123,673	149,695
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	191,242	201,787
1	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	131,802	134,556
	United States Treasury Note/Bond	2.000%	4/30/16	4,942	4,948
	United States Treasury Note/Bond	7.250%	5/15/16	15,625	15,752
	United States Treasury Note/Bond	0.500%	9/30/16	25	25
	United States Treasury Note/Bond	0.500%	11/30/16	1,000	1,000
	United States Treasury Note/Bond	0.875%	11/30/16	2,405	2,411
	United States Treasury Note/Bond	0.500%	4/30/17	63,700	63,601
2	United States Treasury Note/Bond	0.625%	9/30/17	73,150	73,059
	United States Treasury Note/Bond	0.875%	10/15/17	1,560	1,564
	United States Treasury Note/Bond	0.625%	11/30/17	54,700	54,615
	United States Treasury Note/Bond	2.250%	11/30/17	650	666
	United States Treasury Note/Bond	1.000%	12/15/17	42,750	42,944
	United States Treasury Note/Bond	0.750%	12/31/17	52,300	52,316
3	United States Treasury Note/Bond	1.000%	12/31/17	184,400	185,292
	United States Treasury Note/Bond	0.750%	1/31/18	79,000	79,037
	United States Treasury Note/Bond	1.000%	2/15/18	750	754
	United States Treasury Note/Bond	0.875%	3/31/18	64,500	64,692
	United States Treasury Note/Bond	1.000%	5/31/18	1,000	1,005
	United States Treasury Note/Bond	1.125%	6/15/18	3,000	3,023
	United States Treasury Note/Bond	1.000%	8/15/18	1,500	1,507
	United States Treasury Note/Bond	1.000%	9/15/18	1,000	1,005
	United States Treasury Note/Bond	1.125%	1/15/19	11,900	11,995
	United States Treasury Note/Bond	0.750%	2/15/19	2,900	2,892
	United States Treasury Note/Bond	1.375%	2/28/19	9,131	9,265
	United States Treasury Note/Bond	1.000%	3/15/19	98,700	99,101
	United States Treasury Note/Bond	1.625%	4/30/19	16,173	16,527
	United States Treasury Note/Bond	3.125%	5/15/19	41,595	44,468
	United States Treasury Note/Bond	1.125%	5/31/19	64,083	64,524
	United States Treasury Note/Bond	0.875%	7/31/19	13,100	13,071
	United States Treasury Note/Bond	3.625%	8/15/19	706	768
	United States Treasury Note/Bond	1.000%	8/31/19	39,984	40,046
2	United States Treasury Note/Bond	1.750%	9/30/19	163,600	167,868
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	16,364
	United States Treasury Note/Bond	1.625%	12/31/19	31,600	32,277
	United States Treasury Note/Bond	1.250%	1/31/20	35,900	36,158
	United States Treasury Note/Bond	3.625%	2/15/20	72,356	79,433

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.375%	3/31/20	10,950	11,073
	United States Treasury Note/Bond	1.375%	4/30/20	50	50
	United States Treasury Note/Bond	1.625%	6/30/20	126,300	128,846
	United States Treasury Note/Bond	1.375%	9/30/20	51,400	51,850
	United States Treasury Note/Bond	1.375%	10/31/20	19,350	19,513
	United States Treasury Note/Bond	1.750%	10/31/20	41,300	42,332
	United States Treasury Note/Bond	1.625%	11/30/20	17,218	17,568
	United States Treasury Note/Bond	2.000%	11/30/20	4,300	4,456
	United States Treasury Note/Bond	1.750%	12/31/20	134,350	137,709
	United States Treasury Note/Bond	1.375%	1/31/21	46,510	46,859
	United States Treasury Note/Bond	2.125%	1/31/21	3,594	3,749
	United States Treasury Note/Bond	1.125%	2/28/21	5,570	5,550
	United States Treasury Note/Bond	1.750%	5/15/22	10,333	10,512
	United States Treasury Note/Bond	2.125%	6/30/22	82,300	85,515
	United States Treasury Note/Bond	1.750%	9/30/22	51,500	52,297
	United States Treasury Note/Bond	1.625%	11/15/22	15,050	15,165
	United States Treasury Note/Bond	1.750%	5/15/23	11,300	11,457
	United States Treasury Note/Bond	2.375%	8/15/24	43,550	45,884
	United States Treasury Note/Bond	2.250%	11/15/25	32,000	33,320
	United States Treasury Note/Bond	1.625%	2/15/26	28,200	27,803
	United States Treasury Note/Bond	5.375%	2/15/31	3,300	4,733
					2,526,252
Agency Bonds and Notes (5.2%)
4	AID-Jordan	2.578%	6/30/22	24,000	25,075
4	AID-Ukraine	1.847%	5/29/20	26,000	26,535
5	Federal Home Loan Banks	0.375%	6/10/16	36,000	36,000
5	Federal Home Loan Banks	2.000%	9/9/16	7,670	7,721
5	Federal Home Loan Banks	0.625%	11/23/16	19,250	19,254
5	Federal Home Loan Banks	0.750%	8/28/17	36,700	36,718
5	Federal Home Loan Banks	1.000%	12/19/17	4,700	4,718
5	Federal Home Loan Banks	1.375%	2/18/21	40,000	40,057
6	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	4,450	4,463
[6,7]	Federal Home Loan Mortgage Corp.	0.875%	6/16/17	50,000	50,120
6	Federal Home Loan Mortgage Corp.	1.000%	12/15/17	10,000	10,038
6	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	34,400	34,385
6	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	41,750	41,956
6	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	9,500	9,565
6	Federal National Mortgage Assn.	1.125%	10/19/18	16,200	16,308
6	Federal National Mortgage Assn.	1.125%	12/14/18	29,350	29,542
6	Federal National Mortgage Assn.	1.000%	2/26/19	47,650	47,758
6	Federal National Mortgage Assn.	1.750%	6/20/19	3,500	3,585
6	Federal National Mortgage Assn.	1.375%	2/26/21	5,000	5,007
					448,805
Conventional Mortgage-Backed Securities (27.0%)
[6,7]	Fannie Mae Pool	2.000%	5/1/28–8/1/28	5,812	5,856
[6,7,8] Fannie Mae Pool		2.500%	4/1/28–2/1/43	29,716	30,465
[6,7,8] Fannie Mae Pool		3.000%	5/1/27–4/1/46	233,539	243,245
[6,7,8] Fannie Mae Pool		3.500%	8/1/20–4/1/46	335,207	352,371
[6,7,8] Fannie Mae Pool		4.000%	7/1/18–4/1/46	178,968	192,010
[6,7]	Fannie Mae Pool	4.500%	10/1/17–10/1/44	82,885	90,166
[6,7,8] Fannie Mae Pool		5.000%	4/1/16–4/1/46	55,765	61,719
[6,7]	Fannie Mae Pool	5.500%	1/1/17–6/1/40	37,929	42,411
[6,7]	Fannie Mae Pool	6.000%	12/1/16–11/1/39	20,874	23,779
[6,7]	Fannie Mae Pool	6.500%	5/1/16–8/1/39	11,788	13,534
[6,7]	Fannie Mae Pool	7.000%	5/1/16–9/1/38	5,312	6,092
[6,7]	Fannie Mae Pool	7.500%	8/1/30–6/1/32	491	547

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,7]	Fannie Mae Pool	8.000%	7/1/30–1/1/31	22	25
[6,7]	Fannie Mae Pool	8.500%	12/1/30	12	14
[6,7]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	7,028	7,049
[6,7,8] Freddie Mac Gold Pool		2.500%	9/1/27–4/1/43	37,428	38,322
[6,7]	Freddie Mac Gold Pool	3.000%	8/1/26–8/1/45	91,790	94,967
[6,7,8] Freddie Mac Gold Pool		3.500%	8/1/20–4/1/46	223,562	235,012
[6,7]	Freddie Mac Gold Pool	4.000%	5/1/18–9/1/45	81,204	86,800
[6,7]	Freddie Mac Gold Pool	4.500%	10/1/18–12/1/45	45,503	49,419
[6,7]	Freddie Mac Gold Pool	5.000%	12/1/17–4/1/41	21,808	23,701
[6,7]	Freddie Mac Gold Pool	5.500%	9/1/17–4/1/45	15,230	17,102
[6,7]	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	29,864	34,043
[6,7]	Freddie Mac Gold Pool	6.500%	7/1/16–9/1/38	6,907	7,972
[6,7]	Freddie Mac Gold Pool	7.000%	8/1/16–6/1/38	3,434	3,950
[6,7]	Freddie Mac Gold Pool	7.500%	3/1/30–5/1/32	372	431
[6,7]	Freddie Mac Gold Pool	8.000%	4/1/30–1/1/31	36	43
7	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	1,262	1,265
7	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	21,123	21,892
7	Ginnie Mae I Pool	3.500%	1/15/42–7/15/45	18,708	19,783
[7,8]	Ginnie Mae I Pool	4.000%	3/15/39–4/1/46	20,920	22,376
[7,8]	Ginnie Mae I Pool	4.500%	2/15/39–4/1/46	34,355	37,713
7	Ginnie Mae I Pool	5.000%	2/15/33–4/1/46	13,906	15,629
7	Ginnie Mae I Pool	5.500%	3/15/31–7/15/40	11,755	13,268
7	Ginnie Mae I Pool	6.000%	2/15/17–3/15/40	5,932	6,692
7	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	5,343	6,094
7	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	312	343
7	Ginnie Mae I Pool	7.500%	4/15/17–3/15/32	53	60
7	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	59	68
7	Ginnie Mae I Pool	8.500%	7/15/30	22	23
7	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21	5	5
7	Ginnie Mae II Pool	2.500%	3/20/43–4/20/43	4,178	4,198
[7,8]	Ginnie Mae II Pool	3.000%	6/20/43–4/1/46	76,114	78,910
[7,8]	Ginnie Mae II Pool	3.500%	8/20/42–5/1/46	203,738	215,655
7	Ginnie Mae II Pool	4.000%	2/20/34–5/1/46	112,446	120,597
7	Ginnie Mae II Pool	4.500%	3/20/33–2/20/46	40,805	43,941
7	Ginnie Mae II Pool	5.000%	5/20/39–4/1/46	23,893	26,171
7	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	5,671	6,264
7	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	8,742	9,791
7	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	102	116
					2,311,899
Nonconventional Mortgage-Backed Securities (0.0%)
[6,7,9] Fannie Mae Pool		2.347%	12/1/32	10	11
[6,7,9] Fannie Mae Pool		2.460%	5/1/33	89	95
[6,7,9] Fannie Mae Pool		2.465%	9/1/32	1	2
[6,7,9] Fannie Mae Pool		2.535%	8/1/33	120	126
[6,7,9] Fannie Mae Pool		2.550%	7/1/33	187	193
[6,7,9] Fannie Mae Pool		2.625%	5/1/33	23	24
[6,7,9] Freddie Mac Non Gold Pool		2.500%	8/1/37	114	120
[6,7,9] Freddie Mac Non Gold Pool		2.825%	10/1/32	29	31
[6,7,9] Freddie Mac Non Gold Pool		2.836%	1/1/33	13	14
[6,7,9] Freddie Mac Non Gold Pool		3.086%	2/1/33	50	52
					668
Total U.S. Government and Agency Obligations (Cost $5,212,367)					5,287,624
Asset-Backed/Commercial Mortgage-Backed Securities (12.1%)
7	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	3,140	3,138
7	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	5,000	4,993

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,600	1,607
7	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,920	2,940
7	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,360	2,360
[7,9]	Ally Master Owner Trust Series 2014-1	0.906%	1/15/19	2,781	2,777
7	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,230	3,228
7	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	5,383	5,379
7	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	8,920	8,921
7	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	19,270	19,257
[7,9]	American Express Credit Account Secured Note
	Trust 2012-4	0.676%	5/15/20	12,542	12,530
[7,9]	American Express Credit Account Secured Note
	Trust 2013-3	0.806%	12/15/21	12,202	12,176
[7,9]	American Express Issuance Trust II 2013-1	0.716%	2/15/19	10,750	10,737
[7,9]	American Express Issuance Trust II 2013-2	0.866%	8/15/19	3,317	3,314
[7,10] Americold 2010 LLC Trust Series 2010-ARTA		4.954%	1/14/29	5,132	5,665
[7,9,10]Arran Residential Mortgages Funding 2011-1 plc		2.070%	11/19/47	199	199
10	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	5,077	5,124
[7,10] Aventura Mall Trust 2013-AVM		3.743%	12/5/32	400	429
[7,9]	BA Credit Card Trust 2014-A1	0.816%	6/15/21	15,428	15,404
7	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	715	765
[7,9,10]Bank of America Student Loan Trust 2010-1A		1.419%	2/25/43	6,279	6,106
	Bank of Nova Scotia	1.850%	4/14/20	4,365	4,379
7	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	9,200	9,401
7	Bear Stearns Commercial Mortgage Securities
	Trust 2006-PWR13	5.533%	9/11/41	1,839	1,848
7	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.721%	6/11/40	10,145	10,360
[7,9,10]BMW Floorplan Master Owner Trust 2015-1A		0.936%	7/15/20	6,185	6,177
7	BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	3,160	3,156
[7,9]	Brazos Higher Education Authority Inc. Series
	2005-3	0.830%	6/25/26	3,410	3,277
[7,9]	Brazos Higher Education Authority Inc. Series
	2011-1	1.429%	2/25/30	2,344	2,295
7	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	1,430	1,446
[7,9]	Cabela’s Credit Card Master Note Trust 2015-2	1.116%	7/17/23	3,225	3,187
10	Canadian Imperial Bank of Commerce	2.250%	7/21/20	3,120	3,169
[7,9]	Capital One Multi-Asset Execution Trust 2014-A3	0.816%	1/18/22	11,094	11,059
7	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	6,480	6,586
7	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	7,765	8,059
7	Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	11,390	11,521
7	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	2,100	2,114
7	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	1,860	1,873
7	Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	1,690	1,700
7	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	1,265	1,276
7	Carmax Auto Owner Trust 2016-1	1.880%	6/15/21	3,080	3,098
7	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	5,853	5,974
[7,10] CFCRE Commercial Mortgage Trust 2011-C2		5.574%	12/15/47	2,054	2,420
7	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,333	2,428
[7,10] Chrysler Capital Auto Receivables Trust 2013-AA		1.340%	12/17/18	2,586	2,584
[7,10] Chrysler Capital Auto Receivables Trust 2015-BA		2.260%	10/15/20	2,790	2,818
[7,10] Cit Equipment Collateral 2013-VT1		1.130%	7/20/20	1,279	1,278
[7,9]	Citibank Credit Card Issuance Trust 2008-A7	1.807%	5/20/20	3,898	3,981
[7,9]	Citibank Credit Card Issuance Trust 2013-A2	0.712%	5/26/20	14,014	13,984
[7,9]	Citibank Credit Card Issuance Trust 2013-A7	0.872%	9/10/20	10,049	10,057

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	4,486	4,686
7	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	12,870	13,135
7	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,359	2,379
7	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,280	1,329
[7,10] Citigroup Commercial Mortgage Trust 2012-GC8		3.683%	9/10/45	400	423
7	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,309	1,359
7	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	333	358
7	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	160	171
7	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	4,630	5,063
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	65	69
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	840	892
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,658	3,960
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	1,320	1,404
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	240	251
7	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	480	502
7	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	3,810	4,025
7	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	2,670	2,857
7	CNH Equipment Trust 2041-A	1.500%	5/15/20	3,409	3,408
7	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	5,228	5,333
7	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,612	1,640
7	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	6,663	6,718
7	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	595	626
7	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	893	949
7	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,221	1,260
7	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	518	532
7	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	1,531	1,578
7	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,835	2,012
7	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	842	937
7	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	655	694
7	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	310	334
7	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,845	2,029
7	COMM 2013-CCRE9 Mortgage Trust	4.231%	7/10/45	3,603	4,030
[7,10] COMM 2013-CCRE9 Mortgage Trust		4.254%	7/10/45	2,083	2,290
7	COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	3,194	3,555
[7,10] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	546	582
7	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	167
7	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	834	862
[7,10] COMM 2013-SFS Mortgage Trust		2.987%	4/12/35	500	513
7	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	470	500
7	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	650	679
7	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	1,690	1,797
7	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	593	660
7	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	1,172	1,283
7	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	295	320
7	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	100	105
7	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	3,205	3,477
7	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	3,380	3,598
7	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,375	1,502
7	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	25	26
7	COMM 2015-CR22 Mortgage Trust	3.309%	3/10/48	430	447
7	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	310	326
7	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	2,450	2,624
7	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	850	915
7	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	6,500	6,921
7	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	4,260	4,530

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
10	Commonwealth Bank of Australia	2.000%	6/18/19	2,602	2,625
10	Commonwealth Bank of Australia	2.125%	7/22/20	2,720	2,737
7	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	1,345	1,438
7	CSAIL Commercial Mortgage Trust 2015-C4	3.808%	11/15/48	145	156
7	DBJPM 16-C1	3.276%	5/10/49	300	309
7	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	13,211
[7,9]	Discover Card Execution Note Trust 2013-A1	0.736%	8/17/20	3,294	3,292
7	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	6,500	6,628
7	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	9,500	9,626
7	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	3,200	3,218
10	DNB Boligkreditt AS	1.450%	3/21/18	1,198	1,198
[7,10] Enterprise Fleet Financing LLC Series 2012-2		0.930%	4/20/18	285	285
[7,10] Enterprise Fleet Financing LLC Series 2013-2		1.510%	3/20/19	799	799
[7,10] Enterprise Fleet Financing LLC Series 2015-2		2.090%	2/22/21	3,300	3,289
[7,10] Enterprise Fleet Financing LLC Series 2016-1		2.080%	9/20/21	7,640	7,623
7	Fifth Third Auto 2013-1	1.300%	2/18/20	8,361	8,371
[7,9]	First National Master Note Trust 2013-2	0.966%	10/15/19	4,108	4,106
[7,9]	First National Master Note Trust 2015-1	1.206%	9/15/20	2,790	2,794
7	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,450	1,448
7	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	2,285	2,285
7	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	5,790	5,811
[7,10] Ford Credit Auto Owner Trust 2014-1		2.260%	11/15/25	3,159	3,186
[7,10] Ford Credit Auto Owner Trust 2015-2		2.440%	1/15/27	9,700	9,797
7	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	4,455	4,485
[7,10] Ford Credit Auto Owner Trust 2016-1		2.310%	8/15/27	8,380	8,384
[7,9]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	0.936%	2/15/21	6,191	6,121
7	Ford Credit Floorplan Master Owner Trust A
	Series 2015-2	1.980%	1/15/22	8,705	8,746
7	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	9,340	9,447
7	Ford Credit Floorplan Master Owner Trust A
	Series 2016-1	1.760%	2/15/21	13,270	13,284
7	GE Capital Credit Card Master Note Trust
	Series 2012-2	2.220%	1/15/22	2,986	3,022
[7,9]	GE Capital Credit Card Master Note Trust
	Series 2012-3	0.886%	3/15/20	23,000	22,981
7	GE Capital Credit Card Master Note Trust
	Series 2012-6	1.360%	8/17/20	8,481	8,460
[7,9]	GE Dealer Floorplan Master Note Trust
	Series 2012-2	1.182%	4/22/19	6,570	6,585
[7,9]	GE Dealer Floorplan Master Note Trust
	Series 2014-1	0.812%	7/20/19	9,800	9,766
[7,9]	GE Dealer Floorplan Master Note Trust
	Series 2014-2	0.882%	10/20/19	2,600	2,586
[7,9]	GE Dealer Floorplan Master Note Trust
	Series 2015-2	1.082%	1/20/22	7,890	7,793
[7,10] GM Financial Leasing Trust 2014-1A		1.300%	5/21/18	1,920	1,919
7	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	950	949
7	GM Financial Leasing Trust 2015-3	1.690%	3/20/19	3,880	3,882
7	GM Financial Leasing Trust 2015-3	1.810%	11/20/19	400	401
7	GM Financial Leasing Trust 2016-1	1.790%	3/20/20	7,100	7,085
[7,10] Golden Credit Card Trust 2012-2A		1.770%	1/15/19	8,041	8,055
[7,9,10]Golden Credit Card Trust 2014-2A		0.886%	3/15/21	2,781	2,763
[7,10] Great America Leasing Receivables 2013-1		1.160%	5/15/18	1,350	1,348
[7,10] Great America Leasing Receivables 2014-1		1.470%	8/15/20	1,077	1,075

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,10] Great America Leasing Receivables 2016-1		1.990%	4/20/22	3,770	3,756
7	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	4,431	4,459
[7,10] GS Mortgage Securities Trust 2012-GC6		4.948%	1/10/45	233	261
7	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	789	822
7	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	4,835	5,273
7	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	280	300
7	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,120	1,198
7	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	6,080	6,371
7	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	2,239	2,234
7	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	2,692	2,686
[7,10] Hertz Vehicle Financing LLC 2015-3		2.670%	9/25/21	5,580	5,580
[7,10] Hertz Vehicle Financing LLC 2016-2		2.950%	3/25/22	6,970	6,978
[7,10] Hilton USA Trust 2013-HLT		2.662%	11/5/30	699	700
7	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	930	930
7	Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	6,140	6,138
[7,10] Hyundai Auto Lease Securitization Trust 2014-A		1.010%	9/15/17	987	986
[7,10] Hyundai Auto Lease Securitization Trust 2016-A		1.800%	12/16/19	2,590	2,596
7	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	2,910	2,934
9	Illinois Student Assistance Commission
	Series 2010-1	1.669%	4/25/22	1,856	1,856
[7,10] Irvine Core Office Trust 2013-IRV		3.173%	5/15/48	1,906	1,957
7	John Deere Owner Trust 2015-B	1.780%	6/15/22	480	483
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	2,726	2,787
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	2,819	3,129
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.323%	8/15/46	833	955
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	8,782	9,768
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	425	455
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	944	975
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	833	866
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,548	1,608
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	2,453	2,689
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	452	483
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	100	109
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,120	1,242
7	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	1,676	1,731
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.363%	7/15/45	1,310	1,380
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	3.664%	7/15/45	2,680	2,883
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C12	4.025%	7/15/45	1,309	1,414
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.761%	8/15/46	358	383

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	4.133%	8/15/46	270	299
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	3.659%	11/15/45	179	191
7	JPMBB Commercial Mortgage Securities
	Trust 2013-C17	4.199%	1/15/47	3,606	4,003
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.079%	2/15/47	2,232	2,459
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	4.439%	2/15/47	402	440
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	3.428%	8/15/47	580	613
7	JPMBB Commercial Mortgage Securities
	Trust 2014-C24	3.639%	11/15/47	970	1,037
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C32	3.598%	11/15/48	4,280	4,526
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C33	3.562%	12/15/48	155	165
7	JPMBB Commercial Mortgage Securities
	Trust 2015-C33	3.770%	12/15/48	2,430	2,610
[7,9,10]Lanark Master Issuer plc 2013-1A		1.118%	12/22/54	5,584	5,574
7	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	3,474	3,499
7	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	4,534	4,577
7	LB-UBS Commercial Mortgage Trust 2008-C1	6.084%	4/15/41	7,743	8,179
[7,10] M&T Bank Auto Receivables Trust 2013-1A		1.570%	8/15/18	3,123	3,128
[7,9]	MBNA Credit Card Master Note Trust 2004-A3	0.696%	8/16/21	15,215	15,135
7	Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	4,550	4,558
7	Mercedes-Benz Auto Lease Trust 2016-A	1.690%	11/15/21	5,400	5,407
7	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	826	831
7	ML-CFC Commercial Mortgage Trust 2006-2	5.945%	6/12/46	1,267	1,265
7	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	1,674	1,671
[7,10] MMAF Equipment Finance LLC 2011-A		2.100%	7/15/17	770	770
[7,10] MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	6,271	6,348
[7,10] MMAF Equipment Finance LLC 2012-A		1.680%	5/11/20	1,732	1,723
[7,10] MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	599	601
[7,10] MMAF Equipment Finance LLC 2012-A		2.570%	6/9/33	895	909
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	2,328	2,437
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	416	440
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	1,132	1,163
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.081%	7/15/46	4,581	5,043
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	880	961
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.214%	8/15/46	350	387
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	375	401
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	82
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	358	393
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	179	195

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	3,700	4,058
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	2,464	2,674
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	295	315
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	1,010	1,048
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C23	3.719%	7/15/50	2,800	2,995
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.383%	10/15/48	2,640	2,780
7	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C25	3.635%	10/15/48	4,345	4,615
7	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	4,474	4,496
7	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,918	1,939
[7,10] Morgan Stanley Capital I Trust 2012-STAR		3.201%	8/5/34	1,982	2,062
7	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	1,760	1,861
10	National Australia Bank Ltd.	2.250%	3/16/21	2,830	2,857
[7,9]	Navient Student Loan Trust 2014-8	0.873%	4/25/23	8,100	7,990
[7,9]	Navient Student Loan Trust 2015-3	1.083%	6/26/56	4,800	4,496
7	Nissan Auto Lease Trust 2014-A	1.040%	10/15/19	4,486	4,485
7	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	875	874
7	Nissan Auto Receivables 2015-B Owner Trust	1.500%	9/15/21	6,990	7,012
7	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	775	780
7	Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	15,000	15,100
7	Nissan Auto Receivables 2016-A Owner Trust	1.590%	7/15/22	9,120	9,133
7	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	7,500	7,500
10	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	3,200	3,238
9	North Carolina State Education Assistance
	Authority 2011-1	1.519%	1/26/26	1,149	1,148
	Royal Bank of Canada	2.200%	9/23/19	3,630	3,685
	Royal Bank of Canada	2.100%	10/14/20	4,360	4,401
7	Royal Bank of Canada	1.875%	2/5/21	4,800	4,812
[7,9]	SLM Student Loan Trust 2005-5	0.719%	4/25/25	10,127	9,993
[7,9]	SLM Student Loan Trust 2014-1	0.813%	7/26/21	5,196	5,135
7	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	102	102
7	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	836	835
7	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	1,197	1,193
7	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	269	269
10	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	998	994
[7,10] SpareBank 1 Boligkreditt AS		1.750%	11/15/20	5,077	5,071
10	Swedbank Hypotek AB	1.375%	3/28/18	1,131	1,131
7	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	2,560	2,604
7	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,500	3,510
7	Synchrony Credit Card Master Note Trust 2015-3	2.380%	9/15/23	5,760	5,847
7	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	244	265
[7,10] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	3,870	4,051
7	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,340	1,364
[7,10] VNO 2012-6AVE Mortgage Trust		2.996%	11/15/30	2,470	2,537
7	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	2,153	2,148
[7,10] Volkswagen Credit Auto Master Owner Trust
	2014-1A	1.400%	7/22/19	1,300	1,284
[7,10] Volvo Financial Equipment LLC Series 2016-1A		1.890%	9/15/20	1,280	1,290

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	3,404	3,459
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	863	891
7	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	327	344
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	416	450
7	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	290	320
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	90	92
7	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	215	219
7	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	550	576
7	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	7,160	7,589
7	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.411%	9/15/58	3,100	3,212
7	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	1,870	1,987
7	Wells Fargo Commercial Mortgage Trust
	2015-LC22	3.839%	9/15/58	3,340	3,569
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	12/15/47	240	254
7	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	12/15/47	720	773
10	Westpac Banking Corp.	2.450%	11/28/16	4,837	4,881
10	Westpac Banking Corp.	1.850%	11/26/18	1,028	1,035
10	Westpac Banking Corp.	2.000%	3/3/20	3,280	3,300
10	Westpac Banking Corp.	2.250%	11/9/20	3,460	3,503
10	Westpac Banking Corp.	2.100%	2/25/21	3,170	3,182
[7,10] WFRBS Commercial Mortgage Trust 2011-C3		4.375%	3/15/44	1,221	1,337
7	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,072	1,142
7	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	610	659
7	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	208	216
7	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,428	2,518
7	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	566	589
7	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	476	508
7	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	225	247
7	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	161	171
7	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	595	636
7	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,488	1,638
7	WFRBS Commercial Mortgage Trust 2014-C14	3.766%	3/15/47	60	64
7	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	971	1,068
7	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	775	841
7	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	1,990	2,125
7	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	140	148
7	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	992	1,079
7	World Financial Network Credit Card Master Note
	Trust Series 2013-A	1.610%	12/15/21	1,732	1,733
[7,9]	World Financial Network Credit Card Master Note
	Trust Series 2015-A	0.916%	2/15/22	2,585	2,572
7	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	1,953	1,952
7	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	3,360	3,364

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	15,000	15,087
7	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	1,390	1,398
7	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	850	849
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,026,788)					1,035,474
Corporate Bonds (20.9%)
Finance (9.9%)
	Banking (8.3%)
	Abbey National Treasury Services plc	1.375%	3/13/17	760	761
	Abbey National Treasury Services plc	1.650%	9/29/17	4,500	4,505
	Abbey National Treasury Services plc	3.050%	8/23/18	3,410	3,505
	Abbey National Treasury Services plc	2.500%	3/14/19	3,118	3,148
	Abbey National Treasury Services plc	2.350%	9/10/19	3,950	3,965
	Abbey National Treasury Services plc	4.000%	3/13/24	1,384	1,473
10	ABN AMRO Bank NV	2.450%	6/4/20	3,345	3,376
	American Express Bank FSB	6.000%	9/13/17	1,000	1,062
	American Express Centurion Bank	6.000%	9/13/17	1,731	1,840
	American Express Credit Corp.	1.875%	11/5/18	4,107	4,132
	American Express Credit Corp.	2.250%	8/15/19	1,800	1,817
	American Express Credit Corp.	2.375%	5/26/20	4,900	4,957
10	ANZ New Zealand Int’l Ltd.	2.750%	2/3/21	4,050	4,112
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	3,640	3,666
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	1,110	1,141
10	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	2,270	2,306
	Bank of America NA	1.250%	2/14/17	4,130	4,135
	Bank of Montreal	2.550%	11/6/22	465	471
	Bank of New York Mellon Corp.	1.969%	6/20/17	2,880	2,909
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,770	4,122
	Bank of New York Mellon Corp.	2.150%	2/24/20	590	595
	Bank of New York Mellon Corp.	2.600%	8/17/20	1,246	1,280
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,183
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,890	1,977
	Bank of New York Mellon Corp.	3.000%	2/24/25	600	608
	Bank of Nova Scotia	2.050%	10/30/18	11,910	12,025
	Bank of Nova Scotia	2.350%	10/21/20	1,510	1,536
	Bank of Nova Scotia	4.375%	1/13/21	4,490	4,940
	Bank of Nova Scotia	2.450%	3/22/21	4,010	4,043
10	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	4,192	4,286
10	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	7,720	7,874
	BB&T Corp.	2.050%	6/19/18	3,798	3,854
	Bear Stearns Cos. LLC	6.400%	10/2/17	7,190	7,694
	Bear Stearns Cos. LLC	7.250%	2/1/18	5,050	5,546
	BNP Paribas SA	1.375%	3/17/17	1,800	1,803
	BNP Paribas SA	2.700%	8/20/18	3,590	3,678
	BNP Paribas SA	2.400%	12/12/18	5,350	5,439
	BPCE SA	2.500%	12/10/18	7,485	7,617
	BPCE SA	2.500%	7/15/19	2,225	2,263
	BPCE SA	2.650%	2/3/21	2,550	2,589
	BPCE SA	4.000%	4/15/24	5,750	6,132
	Branch Banking & Trust Co.	3.625%	9/16/25	1,525	1,598
	Commonwealth Bank of Australia	1.625%	3/12/18	2,680	2,690
	Commonwealth Bank of Australia	2.500%	9/20/18	7,570	7,718
	Commonwealth Bank of Australia	1.750%	11/2/18	710	712
	Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,024
	Commonwealth Bank of Australia	2.300%	9/6/19	6,329	6,410

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
10	Commonwealth Bank of Australia	5.000%	3/19/20	2,970	3,283
	Commonwealth Bank of Australia	2.400%	11/2/20	1,355	1,369
	Commonwealth Bank of Australia	2.550%	3/15/21	3,905	3,962
10	Commonwealth Bank of Australia	4.500%	12/9/25	3,125	3,151
	Cooperatieve Rabobank UA	2.250%	1/14/19	3,590	3,643
	Cooperatieve Rabobank UA	2.250%	1/14/20	750	756
	Cooperatieve Rabobank UA	2.500%	1/19/21	2,020	2,041
	Cooperatieve Rabobank UA	3.875%	2/8/22	4,187	4,462
	Cooperatieve Rabobank UA	4.625%	12/1/23	10,840	11,413
	Cooperatieve Rabobank UA	3.375%	5/21/25	1,292	1,330
	Credit Suisse	2.300%	5/28/19	5,990	6,043
	Credit Suisse	3.000%	10/29/21	3,000	3,054
	Credit Suisse	3.625%	9/9/24	2,800	2,839
10	Danske Bank A/S	2.750%	9/17/20	1,105	1,122
10	Danske Bank A/S	2.800%	3/10/21	6,584	6,674
	Fifth Third Bank	2.300%	3/15/19	1,360	1,371
	Goldman Sachs Group Inc.	2.550%	10/23/19	13,230	13,442
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,165	3,599
	Goldman Sachs Group Inc.	5.250%	7/27/21	1,200	1,351
	Goldman Sachs Group Inc.	5.750%	1/24/22	8,970	10,341
	Goldman Sachs Group Inc.	4.000%	3/3/24	10,000	10,490
	Goldman Sachs Group Inc.	3.850%	7/8/24	1,880	1,947
	Goldman Sachs Group Inc.	3.500%	1/23/25	11,275	11,350
	Goldman Sachs Group Inc.	3.750%	2/25/26	2,430	2,488
10	HSBC Bank plc	1.500%	5/15/18	2,250	2,238
	HSBC Bank USA NA	4.875%	8/24/20	3,896	4,177
	HSBC Holdings plc	3.400%	3/8/21	1,580	1,612
	HSBC Holdings plc	5.100%	4/5/21	5,840	6,430
	HSBC Holdings plc	4.000%	3/30/22	4,400	4,626
	HSBC Holdings plc	4.250%	3/14/24	2,700	2,727
	HSBC Holdings plc	4.300%	3/8/26	2,249	2,315
	HSBC USA Inc.	2.625%	9/24/18	2,700	2,737
	HSBC USA Inc.	2.375%	11/13/19	2,960	2,974
	HSBC USA Inc.	2.750%	8/7/20	780	782
	Huntington National Bank	2.200%	11/6/18	1,812	1,818
10	ING Bank NV	2.750%	3/22/21	8,055	8,181
	JPMorgan Chase & Co.	2.000%	8/15/17	4,490	4,537
	JPMorgan Chase & Co.	1.700%	3/1/18	2,400	2,408
	JPMorgan Chase & Co.	1.625%	5/15/18	545	546
	JPMorgan Chase & Co.	2.250%	1/23/20	8,352	8,400
	JPMorgan Chase & Co.	4.950%	3/25/20	5,955	6,563
	JPMorgan Chase & Co.	2.750%	6/23/20	4,475	4,584
	JPMorgan Chase & Co.	4.400%	7/22/20	4,720	5,133
	JPMorgan Chase & Co.	4.250%	10/15/20	4,784	5,174
	JPMorgan Chase & Co.	2.550%	10/29/20	5,165	5,225
	JPMorgan Chase & Co.	2.550%	3/1/21	1,500	1,511
	JPMorgan Chase & Co.	4.625%	5/10/21	2,740	3,035
	JPMorgan Chase & Co.	4.350%	8/15/21	7,155	7,819
	JPMorgan Chase & Co.	4.500%	1/24/22	9,891	10,913
	JPMorgan Chase & Co.	3.250%	9/23/22	3,140	3,270
	JPMorgan Chase & Co.	3.200%	1/25/23	10,053	10,300
	JPMorgan Chase & Co.	3.875%	2/1/24	1,500	1,594
	JPMorgan Chase & Co.	3.625%	5/13/24	3,350	3,485
	JPMorgan Chase & Co.	3.125%	1/23/25	700	701
	JPMorgan Chase & Co.	3.300%	4/1/26	6,105	6,115
	JPMorgan Chase Bank NA	6.000%	10/1/17	7,190	7,629

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	KeyBank NA	1.650%	2/1/18	2,400	2,401
	KeyBank NA	2.350%	3/8/19	881	888
	Lloyds Bank plc	1.750%	5/14/18	3,080	3,077
	Lloyds Bank plc	2.350%	9/5/19	1,960	1,980
	Lloyds Bank plc	2.700%	8/17/20	875	885
	Lloyds Bank plc	3.500%	5/14/25	3,010	3,112
10	Macquarie Bank Ltd.	3.900%	1/15/26	5,875	5,922
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,062	6,126
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	3,400	3,425
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	1,400	1,363
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	6,100	6,344
10	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	4,665	4,742
	Morgan Stanley	2.500%	1/24/19	4,973	5,061
	Morgan Stanley	2.375%	7/23/19	10,356	10,463
	Morgan Stanley	5.625%	9/23/19	2,868	3,192
	Morgan Stanley	2.650%	1/27/20	2,000	2,025
	Morgan Stanley	5.750%	1/25/21	6,800	7,761
	Morgan Stanley	3.875%	4/29/24	7,500	7,868
	Morgan Stanley	3.875%	1/27/26	4,934	5,149
	MUFG Americas Holdings Corp.	3.500%	6/18/22	6,290	6,546
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,800	1,755
	MUFG Union Bank NA	2.625%	9/26/18	1,460	1,484
	National Australia Bank Ltd.	2.300%	7/25/18	3,140	3,184
	National Australia Bank Ltd.	2.000%	1/14/19	728	734
	National Bank of Canada	2.100%	12/14/18	2,525	2,547
10	Nordea Bank AB	1.875%	9/17/18	2,440	2,449
10	Nordea Bank AB	2.500%	9/17/20	1,865	1,888
	PNC Bank NA	2.200%	1/28/19	3,300	3,351
	PNC Bank NA	2.450%	11/5/20	1,707	1,733
	PNC Bank NA	2.700%	11/1/22	4,900	4,879
	PNC Bank NA	3.300%	10/30/24	1,450	1,496
	PNC Bank NA	2.950%	2/23/25	4,610	4,617
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,200	1,215
	PNC Funding Corp.	5.125%	2/8/20	2,550	2,824
	PNC Funding Corp.	3.300%	3/8/22	3,590	3,759
	Royal Bank of Canada	2.500%	1/19/21	3,710	3,795
	Royal Bank of Canada	2.300%	3/22/21	2,903	2,901
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	1,220	1,236
	State Street Corp.	1.350%	5/15/18	1,800	1,802
	State Street Corp.	2.550%	8/18/20	756	779
	State Street Corp.	3.300%	12/16/24	1,790	1,860
	State Street Corp.	3.550%	8/18/25	2,611	2,769
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	2,864	2,919
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	1,296	1,336
	Svenska Handelsbanken AB	2.400%	10/1/20	610	616
	Svenska Handelsbanken AB	2.450%	3/30/21	3,185	3,214
10	Swedbank AB	2.375%	2/27/19	3,770	3,819
10	Swedbank AB	2.650%	3/10/21	5,286	5,353
	Toronto-Dominion Bank	2.500%	12/14/20	7,530	7,686
	Toronto-Dominion Bank	2.125%	4/7/21	9,125	9,109
	UBS AG	1.800%	3/26/18	4,000	4,013
	UBS AG	2.375%	8/14/19	2,310	2,345
	US Bancorp	4.125%	5/24/21	1,350	1,482
	US Bank NA	1.350%	1/26/18	601	602
	Wachovia Corp.	5.750%	6/15/17	3,390	3,570
	Wachovia Corp.	5.750%	2/1/18	6,740	7,259

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	5.625%	12/11/17	7,020	7,524
	Wells Fargo & Co.	2.150%	1/15/19	2,044	2,077
	Wells Fargo & Co.	2.125%	4/22/19	2,400	2,439
	Wells Fargo & Co.	2.150%	1/30/20	6,490	6,547
	Wells Fargo & Co.	2.600%	7/22/20	7,410	7,586
	Wells Fargo & Co.	2.550%	12/7/20	9,143	9,308
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,323
	Wells Fargo & Co.	4.600%	4/1/21	5,670	6,281
	Wells Fargo & Co.	3.450%	2/13/23	7,460	7,652
	Wells Fargo & Co.	3.300%	9/9/24	8,860	9,143
	Wells Fargo & Co.	3.000%	2/19/25	4,700	4,740
	Wells Fargo & Co.	3.550%	9/29/25	3,179	3,319
	Wells Fargo Bank NA	6.000%	11/15/17	7,190	7,712
	Westpac Banking Corp.	2.250%	7/30/18	5,575	5,650
	Westpac Banking Corp.	1.950%	11/23/18	2,376	2,396
	Westpac Banking Corp.	4.875%	11/19/19	7,190	7,940
	Westpac Banking Corp.	2.600%	11/23/20	6,430	6,561

	Brokerage (0.2%)
	Ameriprise Financial Inc.	3.700%	10/15/24	1,785	1,852
	Charles Schwab Corp.	2.200%	7/25/18	450	456
	Charles Schwab Corp.	4.450%	7/22/20	1,350	1,486
	CME Group Inc.	3.000%	3/15/25	1,340	1,352
	Franklin Resources Inc.	2.850%	3/30/25	1,785	1,767
	Invesco Finance plc	3.125%	11/30/22	4,490	4,575
	Invesco Finance plc	3.750%	1/15/26	3,060	3,184
	TD Ameritrade Holding Corp.	2.950%	4/1/22	60	61
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,220	3,359

	Finance Companies (0.3%)
10	GE Capital International Funding Co.	2.342%	11/15/20	15,782	16,158
10	GE Capital International Funding Co.	3.373%	11/15/25	6,433	6,847

	Insurance (0.8%)
	Berkshire Hathaway Finance Corp.	1.450%	3/7/18	740	746
	Berkshire Hathaway Finance Corp.	1.700%	3/15/19	2,000	2,028
	Berkshire Hathaway Inc.	2.200%	3/15/21	1,350	1,375
	Berkshire Hathaway Inc.	2.750%	3/15/23	10,035	10,234
	Berkshire Hathaway Inc.	3.125%	3/15/26	4,510	4,624
	Chubb INA Holdings Inc.	2.875%	11/3/22	1,680	1,738
	Chubb INA Holdings Inc.	3.350%	5/15/24	3,860	4,024
	Chubb INA Holdings Inc.	3.150%	3/15/25	895	919
10	Jackson National Life Global Funding	4.700%	6/1/18	2,250	2,382
	Manulife Financial Corp.	4.900%	9/17/20	6,695	7,293
	Manulife Financial Corp.	4.150%	3/4/26	2,794	2,858
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,995	1,992
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	740	752
	MetLife Inc.	3.600%	4/10/24	995	1,028
	MetLife Inc.	3.000%	3/1/25	1,500	1,474
	MetLife Inc.	3.600%	11/13/25	2,480	2,543
10	Metropolitan Life Global Funding I	3.000%	1/10/23	3,500	3,536
	PartnerRe Finance A LLC	6.875%	6/1/18	2,250	2,462
	PartnerRe Finance B LLC	5.500%	6/1/20	1,740	1,920
10	Pricoa Global Funding I	2.550%	11/24/20	2,130	2,158
10	Reliance Standard Life Global Funding II	3.050%	1/20/21	1,270	1,292
10	Swiss Re Treasury US Corp.	2.875%	12/6/22	4,580	4,589

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	UnitedHealth Group Inc.	1.450%	7/17/17	670	674
	UnitedHealth Group Inc.	1.900%	7/16/18	1,020	1,035
	UnitedHealth Group Inc.	2.700%	7/15/20	1,010	1,049
	UnitedHealth Group Inc.	3.350%	7/15/22	2,080	2,213
	UnitedHealth Group Inc.	2.875%	3/15/23	2,700	2,762
	UnitedHealth Group Inc.	3.750%	7/15/25	1,290	1,392

	Real Estate Investment Trusts (0.3%)
	Federal Realty Investment Trust	3.000%	8/1/22	2,300	2,345
	Federal Realty Investment Trust	2.750%	6/1/23	4,490	4,432
	Simon Property Group LP	5.650%	2/1/20	3,860	4,361
	Simon Property Group LP	2.500%	9/1/20	727	740
	Simon Property Group LP	4.375%	3/1/21	4,400	4,843
	Simon Property Group LP	3.750%	2/1/24	2,661	2,849
	Simon Property Group LP	3.500%	9/1/25	891	938
	Simon Property Group LP	3.300%	1/15/26	894	926
					845,128
Industrial (9.9%)
	Basic Industry (0.3%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	1,100	1,149
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,070	1,110
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	4,640	4,761
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	4,620	4,603
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	5,570	5,725
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	545	626
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	930	948
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	771	867
	Praxair Inc.	3.000%	9/1/21	3,600	3,787
	Praxair Inc.	2.450%	2/15/22	2,455	2,527
	Praxair Inc.	2.200%	8/15/22	1,120	1,123
	Praxair Inc.	2.650%	2/5/25	1,015	1,012
	Sherwin-Williams Co.	3.450%	8/1/25	900	912

	Capital Goods (1.7%)
10	Airbus Group Finance BV	2.700%	4/17/23	9,486	9,619
	Boeing Capital Corp.	4.700%	10/27/19	2,790	3,089
	Boeing Co.	2.200%	10/30/22	375	374
	Boeing Co.	7.950%	8/15/24	5,890	8,005
	Caterpillar Financial Services Corp.	2.850%	6/1/22	6,000	6,192
	Caterpillar Financial Services Corp.	3.250%	12/1/24	3,790	3,947
	Caterpillar Inc.	2.600%	6/26/22	1,250	1,265
	Danaher Corp.	3.900%	6/23/21	2,215	2,424
	Danaher Corp.	3.350%	9/15/25	6,375	6,784
	Deere & Co.	2.600%	6/8/22	5,220	5,321
	Dover Corp.	3.150%	11/15/25	1,825	1,881
	General Electric Capital Corp.	6.000%	8/7/19	1,441	1,658
	General Electric Capital Corp.	5.500%	1/8/20	2,662	3,053
	General Electric Capital Corp.	2.200%	1/9/20	961	989
	General Electric Capital Corp.	5.550%	5/4/20	391	449
	General Electric Capital Corp.	4.375%	9/16/20	1,604	1,789
	General Electric Capital Corp.	4.625%	1/7/21	1,902	2,150
	General Electric Capital Corp.	5.300%	2/11/21	1,286	1,491
	General Electric Capital Corp.	4.650%	10/17/21	400	457
	General Electric Capital Corp.	3.150%	9/7/22	3,306	3,536
	General Electric Capital Corp.	3.100%	1/9/23	8,336	8,842
	General Electric Co.	2.700%	10/9/22	12,724	13,233

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Honeywell International Inc.	3.350%	12/1/23	9,475	10,093
	Illinois Tool Works Inc.	3.500%	3/1/24	2,650	2,861
	John Deere Capital Corp.	2.450%	9/11/20	5,175	5,298
	John Deere Capital Corp.	2.800%	3/4/21	3,475	3,580
	John Deere Capital Corp.	2.750%	3/15/22	1,980	2,024
	John Deere Capital Corp.	2.800%	1/27/23	1,925	1,945
	John Deere Capital Corp.	2.800%	3/6/23	3,700	3,763
	Parker Hannifin Corp.	3.500%	9/15/22	1,885	2,017
	Parker-Hannifin Corp.	3.300%	11/21/24	815	859
	Precision Castparts Corp.	2.500%	1/15/23	4,130	4,150
	Raytheon Co.	2.500%	12/15/22	2,520	2,587
	Raytheon Co.	3.150%	12/15/24	2,750	2,900
	Raytheon Co.	7.000%	11/1/28	3,665	4,938
10	Siemens Financieringsmaatschappij NV	3.250%	5/27/25	7,710	8,032

	Communication (0.7%)
	America Movil SAB de CV	2.375%	9/8/16	1,335	1,341
	America Movil SAB de CV	5.000%	10/16/19	1,800	1,979
	America Movil SAB de CV	5.000%	3/30/20	4,800	5,311
	America Movil SAB de CV	3.125%	7/16/22	7,364	7,546
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,530	2,164
	Comcast Corp.	5.875%	2/15/18	2,100	2,282
	Comcast Corp.	5.700%	5/15/18	2,220	2,427
	Comcast Corp.	2.850%	1/15/23	2,700	2,803
	Comcast Corp.	3.600%	3/1/24	3,600	3,901
	Comcast Corp.	3.375%	2/15/25	2,885	3,063
	Comcast Corp.	3.375%	8/15/25	1,815	1,930
	NBCUniversal Media LLC	5.150%	4/30/20	8,090	9,196
	NBCUniversal Media LLC	4.375%	4/1/21	6,290	7,043
	NBCUniversal Media LLC	2.875%	1/15/23	4,390	4,553
	Walt Disney Co.	3.150%	9/17/25	2,500	2,673
	Walt Disney Co.	3.000%	2/13/26	1,500	1,588

	Consumer Cyclical (1.3%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	1,030	1,052
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,285	1,300
	American Honda Finance Corp.	1.600%	7/13/18	700	704
	American Honda Finance Corp.	2.250%	8/15/19	6,590	6,736
	American Honda Finance Corp.	2.450%	9/24/20	2,225	2,289
	Automatic Data Processing Inc.	2.250%	9/15/20	650	669
	Automatic Data Processing Inc.	3.375%	9/15/25	475	509
	Costco Wholesale Corp.	2.250%	2/15/22	2,790	2,838
	Cummins Inc.	3.650%	10/1/23	1,350	1,424
10	Daimler Finance North America LLC	2.375%	8/1/18	8,285	8,420
10	Daimler Finance North America LLC	2.875%	3/10/21	3,055	3,123
10	Daimler Finance North America LLC	3.875%	9/15/21	1,000	1,070
	Harley-Davidson Inc.	3.500%	7/28/25	2,665	2,766
	Home Depot Inc.	2.000%	4/1/21	870	879
	Home Depot Inc.	4.400%	4/1/21	2,030	2,276
	Home Depot Inc.	2.625%	6/1/22	2,700	2,797
	Home Depot Inc.	3.350%	9/15/25	950	1,030
	Home Depot Inc.	3.000%	4/1/26	870	908
	Lowe’s Cos. Inc.	4.625%	4/15/20	2,070	2,277
	Lowe’s Cos. Inc.	3.800%	11/15/21	355	389
	Lowe’s Cos. Inc.	3.120%	4/15/22	3,590	3,807
	Lowe’s Cos. Inc.	3.875%	9/15/23	3,775	4,123

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Lowe’s Cos. Inc.	3.375%	9/15/25	775	831
	MasterCard Inc.	2.000%	4/1/19	670	686
	MasterCard Inc.	3.375%	4/1/24	1,350	1,444
10	Nissan Motor Acceptance Corp.	2.550%	3/8/21	5,415	5,483
	PACCAR Financial Corp.	1.600%	3/15/17	2,250	2,268
	PACCAR Financial Corp.	1.750%	8/14/18	740	746
	PACCAR Financial Corp.	2.200%	9/15/19	450	457
	Starbucks Corp.	2.100%	2/4/21	1,980	2,017
	TJX Cos. Inc.	6.950%	4/15/19	6,740	7,865
	TJX Cos. Inc.	2.750%	6/15/21	2,700	2,820
	TJX Cos. Inc.	2.500%	5/15/23	900	896
	Toyota Motor Credit Corp.	1.550%	7/13/18	500	504
	Toyota Motor Credit Corp.	2.800%	7/13/22	600	616
	VF Corp.	3.500%	9/1/21	1,900	2,028
	Visa Inc.	2.200%	12/14/20	4,465	4,577
	Visa Inc.	2.800%	12/14/22	4,465	4,659
	Visa Inc.	3.150%	12/14/25	9,965	10,379
	Wal-Mart Stores Inc.	3.625%	7/8/20	1,365	1,490
	Wal-Mart Stores Inc.	3.250%	10/25/20	1,485	1,609
	Wal-Mart Stores Inc.	4.250%	4/15/21	2,852	3,201
	Wal-Mart Stores Inc.	2.550%	4/11/23	6,290	6,457

	Consumer Noncyclical (2.1%)
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	5,840	6,285
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	970	974
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	2,050	2,094
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	6,300	6,472
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	2,355	2,369
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	11,900	12,356
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	27,000	28,363
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,990	2,246
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	2,725	2,747
	Coca-Cola Co.	3.300%	9/1/21	3,590	3,881
	Coca-Cola Co.	3.200%	11/1/23	1,435	1,540
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,655	2,695
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,350	1,395
	Colgate-Palmolive Co.	2.100%	5/1/23	1,200	1,203
	Covidien International Finance SA	4.200%	6/15/20	4,126	4,518
	Covidien International Finance SA	2.950%	6/15/23	8,300	8,451
	Gilead Sciences Inc.	3.250%	9/1/22	4,085	4,312
	Gilead Sciences Inc.	3.700%	4/1/24	14,585	15,648
	Gilead Sciences Inc.	3.500%	2/1/25	5,185	5,475
	Hershey Co.	4.125%	12/1/20	785	868
	Hershey Co.	2.625%	5/1/23	5,500	5,605
	Hershey Co.	3.200%	8/21/25	2,680	2,811
	Johnson & Johnson	2.450%	3/1/26	1,745	1,746
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,105	1,154
	Kimberly-Clark Corp.	3.625%	8/1/20	630	683
	Kimberly-Clark Corp.	2.650%	3/1/25	3,000	3,047
	Kimberly-Clark Corp.	2.750%	2/15/26	6,500	6,652
	McCormick & Co. Inc.	3.250%	11/15/25	485	506
	Medtronic Inc.	5.600%	3/15/19	1,800	2,014
	Medtronic Inc.	2.750%	4/1/23	5,000	5,134
	Medtronic Inc.	3.500%	3/15/25	4,400	4,689
	PepsiCo Inc.	7.900%	11/1/18	900	1,048
	PepsiCo Inc.	4.500%	1/15/20	2,250	2,507

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	3.000%	8/25/21	1,360	1,448
	PepsiCo Inc.	3.100%	7/17/22	6,318	6,757
	PepsiCo Inc.	2.750%	3/1/23	900	937
	PepsiCo Inc.	3.600%	3/1/24	6,536	7,156
	PepsiCo Inc.	3.500%	7/17/25	2,350	2,545
	PepsiCo Inc.	2.850%	2/24/26	2,615	2,681
10	Roche Holdings Inc.	2.875%	9/29/21	1,590	1,666
10	Roche Holdings Inc.	3.350%	9/30/24	3,860	4,094

	Energy (1.3%)
	BP Capital Markets plc	1.375%	5/10/18	1,800	1,789
	BP Capital Markets plc	2.241%	9/26/18	3,780	3,820
	BP Capital Markets plc	4.750%	3/10/19	7,640	8,244
	BP Capital Markets plc	4.500%	10/1/20	4,040	4,421
	BP Capital Markets plc	3.561%	11/1/21	6,917	7,285
	BP Capital Markets plc	3.062%	3/17/22	915	929
	BP Capital Markets plc	3.245%	5/6/22	2,600	2,664
	BP Capital Markets plc	2.500%	11/6/22	3,140	3,084
	BP Capital Markets plc	2.750%	5/10/23	3,330	3,266
	BP Capital Markets plc	3.994%	9/26/23	900	950
	BP Capital Markets plc	3.814%	2/10/24	3,590	3,734
	BP Capital Markets plc	3.535%	11/4/24	915	934
	Chevron Corp.	2.193%	11/15/19	450	460
	Chevron Corp.	2.411%	3/3/22	3,290	3,347
	Chevron Corp.	2.355%	12/5/22	4,825	4,817
	Chevron Corp.	3.191%	6/24/23	550	567
	Dominion Gas Holdings LLC	2.500%	12/15/19	2,690	2,731
	Dominion Gas Holdings LLC	2.800%	11/15/20	2,685	2,742
	Exxon Mobil Corp.	2.397%	3/6/22	1,100	1,114
	Halliburton Co.	5.900%	9/15/18	450	490
	Halliburton Co.	3.800%	11/15/25	5,800	5,804
	Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,242
	Occidental Petroleum Corp.	4.100%	2/1/21	5,815	6,282
	Occidental Petroleum Corp.	3.125%	2/15/22	2,695	2,757
	Occidental Petroleum Corp.	2.600%	4/15/22	600	605
	Occidental Petroleum Corp.	2.700%	2/15/23	1,800	1,771
	Occidental Petroleum Corp.	3.500%	6/15/25	3,000	3,061
	Occidental Petroleum Corp.	3.400%	4/15/26	1,100	1,109
	Schlumberger Investment SA	3.650%	12/1/23	3,590	3,728
	Shell International Finance BV	4.375%	3/25/20	1,840	2,001
	Shell International Finance BV	3.250%	5/11/25	1,800	1,810
	Total Capital Canada Ltd.	2.750%	7/15/23	2,700	2,696
	Total Capital International SA	2.750%	6/19/21	7,190	7,393
	Total Capital International SA	2.875%	2/17/22	4,040	4,139
	Total Capital International SA	2.700%	1/25/23	1,350	1,346
	Total Capital SA	4.450%	6/24/20	8,800	9,633
	Total Capital SA	4.125%	1/28/21	805	874
	TransCanada PipeLines Ltd.	2.500%	8/1/22	1,200	1,132

	Other Industrial (0.1%)
	Fluor Corp.	3.500%	12/15/24	9,870	10,168

	Technology (1.5%)
	Analog Devices Inc.	3.900%	12/15/25	1,490	1,607
	Apple Inc.	0.900%	5/12/17	2,565	2,569
	Apple Inc.	2.000%	5/6/20	3,705	3,789

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Apple Inc.	2.250%	2/23/21	1,500	1,530
Apple Inc.	2.850%	5/6/21	5,840	6,125
Apple Inc.	2.150%	2/9/22	895	903
Apple Inc.	2.850%	2/23/23	2,745	2,844
Apple Inc.	2.400%	5/3/23	3,590	3,601
Apple Inc.	3.450%	5/6/24	5,385	5,737
Apple Inc.	2.500%	2/9/25	1,980	1,964
Apple Inc.	3.200%	5/13/25	1,360	1,422
Apple Inc.	3.250%	2/23/26	1,500	1,567
Applied Materials Inc.	2.625%	10/1/20	1,735	1,792
Applied Materials Inc.	3.900%	10/1/25	5,447	5,780
Baidu Inc.	3.250%	8/6/18	7,075	7,255
Cisco Systems Inc.	4.950%	2/15/19	1,215	1,344
Cisco Systems Inc.	4.450%	1/15/20	590	654
Cisco Systems Inc.	2.950%	2/28/26	4,290	4,450
EMC Corp.	3.375%	6/1/23	1,800	1,504
Intel Corp.	2.450%	7/29/20	885	915
Intel Corp.	3.300%	10/1/21	6,780	7,283
Intel Corp.	3.100%	7/29/22	1,335	1,413
Intel Corp.	2.700%	12/15/22	5,390	5,557
Intel Corp.	3.700%	7/29/25	5,240	5,727
International Business Machines Corp.	3.625%	2/12/24	1,800	1,932
Microsoft Corp.	1.300%	11/3/18	445	449
Microsoft Corp.	2.000%	11/3/20	660	676
Microsoft Corp.	2.375%	2/12/22	445	458
Microsoft Corp.	2.650%	11/3/22	700	727
Microsoft Corp.	2.700%	2/12/25	670	683
Microsoft Corp.	3.125%	11/3/25	3,000	3,146
Oracle Corp.	5.750%	4/15/18	1,810	1,979
Oracle Corp.	2.375%	1/15/19	2,920	3,028
Oracle Corp.	2.800%	7/8/21	1,345	1,409
Oracle Corp.	2.500%	5/15/22	8,260	8,424
Oracle Corp.	2.500%	10/15/22	6,300	6,414
Oracle Corp.	3.625%	7/15/23	4,500	4,875
Oracle Corp.	3.400%	7/8/24	6,090	6,482
Oracle Corp.	2.950%	5/15/25	3,000	3,070
QUALCOMM Inc.	1.400%	5/18/18	2,550	2,564
QUALCOMM Inc.	2.250%	5/20/20	2,315	2,374
Xilinx Inc.	3.000%	3/15/21	1,390	1,439

Transportation (0.9%)
7 American Airlines 2016-1 Class AA Pass
Through Trust	3.575%	1/15/28	4,675	4,798
Burlington Northern Santa Fe LLC	3.400%	9/1/24	9,470	10,067
Burlington Northern Santa Fe LLC	3.000%	4/1/25	5,840	6,045
Burlington Northern Santa Fe LLC	6.875%	12/1/27	4,965	6,722
7 Continental Airlines 2012-2 Class A Pass
Through Trust	4.000%	4/29/26	928	956
7 CSX Transportation Inc.	6.251%	1/15/23	1,365	1,584
7 Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821%	2/10/24	4,250	4,871
7 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	5/1/21	3,451	3,857
7 Southwest Airlines Co. 2007-1 Pass
Through Trust	6.150%	2/1/24	3,861	4,305
Union Pacific Corp.	4.163%	7/15/22	8,035	8,865

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	2.750%	4/15/23	4,555	4,649
	Union Pacific Corp.	3.646%	2/15/24	1,340	1,435
7	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	1,270	1,324
	United Airlines 2015-1 Class A Pass Through Trust	3.700%	12/1/22	4,070	4,116
	United Parcel Service Inc.	2.450%	10/1/22	10,322	10,731
					849,461
Utilities (1.1%)
	Electric (1.0%)
	Ameren Illinois Co.	2.700%	9/1/22	1,827	1,863
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,600	4,910
	Commonwealth Edison Co.	3.400%	9/1/21	2,500	2,673
	Commonwealth Edison Co.	3.100%	11/1/24	3,000	3,124
	Connecticut Light & Power Co.	2.500%	1/15/23	5,550	5,539
	Consumers Energy Co.	2.850%	5/15/22	4,380	4,501
	Consumers Energy Co.	3.125%	8/31/24	1,350	1,403
	Entergy Arkansas Inc.	3.500%	4/1/26	2,530	2,704
	Entergy Louisiana LLC	3.300%	12/1/22	1,300	1,317
	Georgia Power Co.	3.250%	4/1/26	2,795	2,867
	MidAmerican Energy Co.	5.300%	3/15/18	3,326	3,579
	MidAmerican Energy Co.	3.700%	9/15/23	1,350	1,453
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	4,242	5,175
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	3,500	3,560
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	5,702	5,878
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	3,125	3,176
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	1,140	1,188
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,770	1,786
	Pacific Gas & Electric Co.	3.250%	9/15/21	550	577
	Pacific Gas & Electric Co.	3.750%	2/15/24	2,185	2,337
	Pacific Gas & Electric Co.	3.500%	6/15/25	1,980	2,095
	PacifiCorp	5.500%	1/15/19	2,665	2,936
	PacifiCorp	3.600%	4/1/24	3,600	3,858
	PacifiCorp	3.350%	7/1/25	2,035	2,144
	Public Service Electric & Gas Co.	3.050%	11/15/24	5,320	5,532
	Southwestern Public Service Co.	3.300%	6/15/24	13,616	14,151

	Natural Gas (0.1%)
	Southern California Gas Co.	3.150%	9/15/24	5,510	5,755
					96,081
Total Corporate Bonds (Cost $1,742,265)					1,790,670
Sovereign Bonds (U.S. Dollar-Denominated) (5.7%)
10	Banco del Estado de Chile	2.000%	11/9/17	1,450	1,451
10	Bank Nederlandse Gemeenten	1.375%	9/27/17	2,725	2,743
10	Bermuda	4.854%	2/6/24	2,725	2,895
	Canada	0.875%	2/14/17	1,825	1,827
10	CDP Financial Inc.	4.400%	11/25/19	4,550	5,021
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	5,860	5,832
10	CNPC General Capital Ltd.	3.400%	4/16/23	800	808
	Corp. Andina de Fomento	4.375%	6/15/22	7,161	7,847
10	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	4,000	4,087
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,300	1,329
11	Development Bank of Japan Inc.	2.750%	9/16/25	7,580	7,829
[10,12] Dexia Credit Local SA		1.250%	10/18/16	2,725	2,724
10	Electricite de France SA	3.625%	10/13/25	9,110	9,300
	European Investment Bank	0.625%	4/15/16	4,550	4,550
	European Investment Bank	2.125%	7/15/16	3,650	3,666

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	European Investment Bank	1.750%	3/15/17	5,450	5,500
	European Investment Bank	1.625%	6/15/17	2,275	2,297
	European Investment Bank	1.625%	12/15/20	35,715	35,958
	European Investment Bank	4.000%	2/16/21	9,100	10,161
	European Investment Bank	2.500%	4/15/21	7,275	7,628
10	Export-Import Bank of China/The via Avi
	Funding Co. Ltd.	2.850%	9/16/20	9,400	9,615
	Export-Import Bank of Korea	3.750%	10/20/16	16,250	16,475
	Export-Import Bank of Korea	4.000%	1/11/17	14,430	14,751
	Export-Import Bank of Korea	1.750%	2/27/18	3,935	3,937
	Export-Import Bank of Korea	2.250%	1/21/20	5,390	5,456
	Export-Import Bank of Korea	4.000%	1/29/21	2,550	2,781
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,184
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,000	1,037
	Inter-American Development Bank	1.125%	3/15/17	2,275	2,282
	Inter-American Development Bank	2.375%	8/15/17	2,725	2,780
	Inter-American Development Bank	3.875%	2/14/20	4,550	4,990
	Inter-American Development Bank	3.000%	2/21/24	3,250	3,528
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	4,550	4,557
	International Finance Corp.	2.250%	4/11/16	4,550	4,551
	International Finance Corp.	1.125%	11/23/16	2,900	2,905
11	Japan Bank for International Cooperation	1.750%	11/13/18	2,725	2,740
11	Japan Bank for International Cooperation	2.125%	2/7/19	2,725	2,775
13	KFW	2.000%	6/1/16	6,825	6,841
13	KFW	1.250%	10/5/16	4,550	4,566
13	KFW	1.250%	2/15/17	20,000	20,085
13	KFW	1.000%	6/11/18	5,225	5,225
	Korea Development Bank	4.000%	9/9/16	5,050	5,116
	Korea Development Bank	3.250%	9/20/16	2,000	2,021
	Korea Development Bank	3.875%	5/4/17	4,000	4,113
	Korea Development Bank	3.500%	8/22/17	6,155	6,333
	Korea Development Bank	2.500%	1/13/21	4,750	4,822
10	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,075
	Korea East-West Power Co. Ltd.	2.625%	11/27/18	4,755	4,844
10	Korea Expressway Corp.	1.625%	4/28/17	4,750	4,759
10	Korea Gas Corp.	2.875%	7/29/18	3,650	3,742
10	Korea Land & Housing Corp.	1.875%	8/2/17	4,750	4,756
13	Landwirtschaftliche Rentenbank	2.125%	7/15/16	4,550	4,569
13	Landwirtschaftliche Rentenbank	2.375%	9/13/17	5,000	5,103
10	Municipality Finance plc	1.125%	4/17/18	2,275	2,278
10	Nederlandse Waterschapsbank NV	1.875%	3/13/19	1,800	1,842
	North American Development Bank	2.300%	10/10/18	3,750	3,835
10	Ooredoo International Finance Ltd.	3.375%	10/14/16	900	908
10	Province of Alberta	1.000%	6/21/17	1,825	1,828
10	Province of Alberta	1.750%	8/26/20	1,500	1,515
	Province of Manitoba	2.100%	9/6/22	1,900	1,912
	Province of New Brunswick	2.750%	6/15/18	1,145	1,180
	Province of Ontario	1.600%	9/21/16	9,140	9,170
	Province of Ontario	1.100%	10/25/17	11,625	11,646
	Province of Ontario	1.200%	2/14/18	2,275	2,279
	Province of Ontario	3.000%	7/16/18	11,926	12,402
	Province of Ontario	4.000%	10/7/19	5,475	5,935
	Province of Ontario	4.400%	4/14/20	3,175	3,523
	Quebec	3.500%	7/29/20	10,575	11,371
	Quebec	2.750%	8/25/21	9,225	9,603

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Quebec	7.500%	7/15/23	1,335	1,767
[7,10] Ras Laffan Liquefied Natural Gas Co. Ltd. II		5.298%	9/30/20	567	604
[7,10] Ras Laffan Liquefied Natural Gas Co. Ltd. III		5.832%	9/30/16	285	289
	Republic of Korea	5.125%	12/7/16	2,275	2,338
	Republic of Korea	7.125%	4/16/19	3,175	3,683
	Republic of Lithuania	6.125%	3/9/21	1,000	1,159
	Republic of Poland	6.375%	7/15/19	15,000	17,073
	Republic of Poland	5.125%	4/21/21	7,115	7,962
	Republic of Poland	5.000%	3/23/22	3,275	3,665
	Republic of Poland	3.250%	4/6/26	18,700	18,560
10	Republic of Slovakia	4.375%	5/21/22	2,275	2,579
10	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	1,450	1,468
	State of Israel	5.125%	3/26/19	6,825	7,529
	State of Israel	2.875%	3/16/26	15,265	15,323
10	State of Qatar	3.125%	1/20/17	2,275	2,309
	Statoil ASA	5.250%	4/15/19	4,550	4,981
	Statoil ASA	3.150%	1/23/22	7,065	7,256
	Statoil ASA	2.450%	1/17/23	1,825	1,771
	Statoil ASA	3.700%	3/1/24	6,300	6,563
10	Temasek Financial I Ltd.	2.375%	1/23/23	1,750	1,764
Total Sovereign Bonds (Cost $479,520)					489,637
Taxable Municipal Bonds (0.1%)
	Florida Hurricane Catastrophe Fund Finance
	Corp. Revenue	2.995%	7/1/20	2,050	2,119
	Louisiana Local Government Environmental
	Facilities & Community Development Authority
	Revenue 2010-EGSL	3.220%	2/1/21	2,679	2,742
	Louisiana Local Government Environmental
	Facilities & Community Development Authority
	Revenue 2010-ELL	3.450%	2/1/22	1,433	1,484
	University of California Revenue	2.054%	5/15/18	900	922
Total Taxable Municipal Bonds (Cost $7,061)					7,267

				Shares
Temporary Cash Investment (5.3%)
Money Market Fund (5.3%)
14	Vanguard Market Liquidity Fund, 0.495% (Cost $457,572)			457,572,151	457,572
Total Investments (105.8%) (Cost $8,925,573)					9,068,244
Other Assets and Liabilities (-5.8%)
Other Assets					1,095,883
Liabilities					(1,594,676)
					(498,793)
Net Assets (100%)
Applicable to 362,955,922 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					8,569,451
Net Asset Value Per Share					$23.61

Institutional Intermediate-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,610,672
Affiliated Vanguard Funds	457,572
Total Investments in Securities	9,068,244
Investment in Vanguard	761
Receivables for Investment Securities Sold	1,054,219
Receivables for Accrued Income	37,478
Other Assets	3,425
Total Assets	10,164,127
Liabilities
Payables for Investment Securities Purchased	1,588,692
Payables to Vanguard	619
Other Liabilities	5,365
Total Liabilities	1,594,676
Net Assets	8,569,451

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,404,600
Overdistributed Net Investment Income	(308)
Accumulated Net Realized Gains	23,208
Unrealized Appreciation (Depreciation)
Investment Securities	142,671
Futures Contracts	552
Swap Contracts	(1,272)
Net Assets	8,569,451

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,044,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $770,000 have been segregated as collateral for open over-the-counter swap contracts.
3 Securities with a value of $4,723,000 have been segregated as initial margin for open futures contracts.
4 U.S. government-guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2016.
9 Adjustable-rate security.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate value of these securities was $415,411,000, representing 4.8% of net assets.
11 Guaranteed by the Government of Japan.
12 Guaranteed by the Republic of France.
13 Guaranteed by the Federal Republic of Germany.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Interest[1]	83,670
Total Income	83,670
Expenses
The Vanguard Group—Note B
Investment Advisory Services	115
Management and Administrative	584
Marketing and Distribution	64
Custodian Fees	59
Trustees’ Fees and Expenses	2
Total Expenses	824
Net Investment Income	82,846
Realized Net Gain (Loss)
Investment Securities Sold	23,812
Futures Contracts	5,807
Swap Contracts	(153)
Realized Net Gain (Loss)	29,466
Change in Unrealized Appreciation (Depreciation)
Investment Securities	49,566
Futures Contracts	(2,939)
Swap Contracts	(391)
Change in Unrealized Appreciation (Depreciation)	46,236
Net Increase (Decrease) in Net Assets Resulting from Operations	158,548
1 Interest income from an affiliated company of the fund was $897,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

		June 19,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,846	41,979
Realized Net Gain (Loss)	29,466	12,355
Change in Unrealized Appreciation (Depreciation)	46,236	95,715
Net Increase (Decrease) in Net Assets Resulting from Operations	158,548	150,049
Distributions
Net Investment Income	(83,444)	(42,421)
Realized Capital Gain[2]	(18,223)	—
Total Distributions	(101,667)	(42,421)
Capital Share Transactions
Issued	386,694	7,910,849[3]
Issued in Lieu of Cash Distributions	101,667	42,421
Redeemed	(10,868)	(25,821)
Net Increase (Decrease) from Capital Share Transactions	477,493	7,927,449
Total Increase (Decrease)	534,374	8,035,077
Net Assets
Beginning of Period	8,035,077	—
End of Period[4]	8,569,451	8,035,077

1 Commencement of operations as a registered investment company.
2 Includes fiscal 2016 short-term gain distributions totaling $4,126,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust. See Note G in Notes to Financial Statements.
4 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($308,000) and ($105,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

	Six Months	June 19,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$23.46	$23.36
Investment Operations
Net Investment Income	. 235.126
Net Realized and Unrealized Gain (Loss) on Investments	.205	.101
Total from Investment Operations	.440	.227
Distributions
Dividends from Net Investment Income	(.237)	(.127)
Distributions from Realized Capital Gains	(.053)	—
Total Distributions	(. 290)	(.127)
Net Asset Value, End of Period	$23.61	$23.46

Total Return	1.89%	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,569	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	2.02%	1.92%[2]
Portfolio Turnover Rate [3]	234%	45%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Commencement of operations as a registered investment company.
2 Annualized.
3 Includes 13% and 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 9% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may

Institutional Intermediate-Term Bond Fund

purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Institutional Intermediate-Term Bond Fund

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the six months ended March 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At March 31, 2016, counterparties had deposited in segregated accounts securities and cash with a value of $1,173,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

Institutional Intermediate-Term Bond Fund

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $761,000, representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Institutional Intermediate-Term Bond Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,287,624	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,035,165	309
Corporate Bonds	—	1,781,561	9,109
Sovereign Bonds	—	471,077	18,560
Taxable Municipal Bonds	—	7,267	—
Temporary Cash Investments	457,572	—	—
Futures Contracts—Assets[1]	1,364	—	—
Futures Contracts—Liabilities[1]	(612)	—	—
Swap Contracts—Assets	72[1]	413	—
Swap Contracts—Liabilities	(254)[1]	(45)	—
Total	458,142	8,583,062	27,978
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	1,436	413	1,849
Other Liabilities	(866)	(45)	(911)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2016, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	5,807	—	5,807
Swap Contracts	(632)	479	(153)
Realized Net Gain (Loss) on Derivatives	5,175	479	5,654

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,939)	—	(2,939)
Swap Contracts	(1,618)	1,227	(391)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4,557)	1,227	(3,330)

Institutional Intermediate-Term Bond Fund

At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	June 2016	2,723	595,656	484
5-Year U.S. Treasury Note	June 2016	1,285	155,696	730
Ultra 10-Year U.S. Treasury Note	June 2016	(662)	(93,177)	(820)
10-Year U.S. Treasury Note	June 2016	458	59,719	185
Ultra Long U. S. Treasury Bond	June 2016	(51)	(8,799)	(33)
30-Year U.S. Treasury Bond	June 2016	29	4,769	6
				552

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2016, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A1	6/20/21	BNPSW	10,500	304	1.000	18
Federation of Malaysia/A1	6/20/21	BARC	3,867	112	1.000	8
People’s Republic of China/Aa3	9/20/20	BNPSW	5,000	30	1.000	3
People’s Republic of China/Aa3	9/20/20	BNPSW	5,000	39	1.000	12
People’s Republic of China/Aa3	12/20/20	GSCM	3,000	59	1.000	38
People’s Republic of China/Aa3	12/20/20	JPMC	6,400	86	1.000	40
Republic of Chile/Aa3	12/20/20	BARC	8,000	113	1.000	162
Republic of Chile/Aa3	12/20/20	JPMC	5,000	96	1.000	126
Republic of Chile/Aa3	6/20/21	BNPSW	1,250	(4)	1.000	(1)
Republic of Chile/Aa3	6/20/21	JPMC	7,400	(18)	1.000	(4)
Republic of Chile/Aa3	6/20/21	BNPSW	1,250	4	1.000	6
			56,667			408

Institutional Intermediate-Term Bond Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
EI du Pont de Nemours & Co.	12/20/20	JPMC	4,015	91	(1.000)	(27)
Wells Fargo & Co.	9/20/20	BOANA	3,740	68	(1.000)	(13)
			7,755			(40)
						368

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
6/15/17	6/15/16[1]	CME	51,000	(1.000)	0.000[2]	(38)
8/15/17	NA	LCH	80,000	0.981	(0.436)[3]	383
3/15/18	NA	CME	28,000	0.899	(0.436)[3]	113
6/15/18	6/15/16[1]	CME	137,000	1.250	(0.000)[2]	271
1/15/19	NA	CME	25,000	(1.549)	0.436[3]	(524)
6/15/19	6/15/16[1]	CME	9,100	1.500	(0.000)[2]	37
8/15/19	NA	LCH	20,000	(1.524)	0.436[3]	(441)
6/15/20	6/15/16[1]	CME	66,500	(1.750)	0.000[2]	(250)
8/15/20	NA	LCH	50,000	(1.486)	0.436[3]	(1,081)
6/15/21	6/15/16[1]	CME	16,500	(2.000)	0.000[2]	(104)
6/15/23	6/15/16[1]	CME	1,500	(2.000)	0.000[2]	(6)
						(1,640)

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on three-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Institutional Intermediate-Term Bond Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $395,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2016, the cost of investment securities for tax purposes was $8,925,573,000. Net unrealized appreciation of investment securities for tax purposes was $142,671,000, consisting of unrealized gains of $153,146,000 on securities that had risen in value since their purchase and $10,475,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $1,028,730,000 of investment securities and sold $755,340,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,946,856,000 and $8,547,578,000, respectively.

G. On June 19, 2015, the fund acquired all of the net assets of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust (the “trust”). The trust’s net assets transferred to the fund were $7,659,070,000, including $74,381,000 of unrealized appreciation. These net assets were exchanged on a tax-free basis for 327,868,000 shares of the fund. Immediately following the transfer on June 19, 2015, unitholders of the trust received those 327,868,000 shares of the fund in exchange for their 327,868,000 units of the trust, and the trust ceased operations.

H. Capital shares issued and redeemed were:

	Six Months Ended	June 19, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	16,530	341,833
Issued in Lieu of Cash Distributions	4,349	1,815
Redeemed	(466)	(1,105)
Net Increase (Decrease) in Shares Outstanding	20,413	342,543
1 Commencement of operations as a registered investment company.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$1,007.66	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,018.94	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.90	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.90	$0.10
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%; and for the Institutional Intermediate-Term Bond Fund Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund has renewed each fund’s investment advisory arrangement with Vanguard—through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer group for the Institutional Short-Term Bond Fund, and a benchmark index for the Institutional Intermediate-Term Bond Fund. The board concluded that the performance was such that the advisory arrangements should continue. Information about the funds’ performance can be found in the Performance Summary sections of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group (if applicable) and that each fund’s advisory fee rate was also well below its peer-group average. Information about each fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements sections.

The board did not consider profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4722 052016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016
VANGUARD MALVERN FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2016

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.